                       SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Filed by the Registrant: |X| Filed by a Party other than the Registrant: |_|

   Check the appropriate box:
|X|       Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|       Definitive Proxy Statement

|_|       Definitive Additional Materials

|_|       Soliciting Material Under Rule 14a-12




                               GLOBAL EPOINT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

   Payment of Filing Fee (Check the appropriate box):

|_|     No fee required.


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      (1) Title of each class of securities to which transaction applies:

           Common Stock, par value $.03 per share



      (2) Aggregate number of securities to which transaction applies:

           5,920,745*

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           $1.43 (based upon the average of the high ($1.52 per share) and the low ($1.34 per share) of the Registrant's common stock, as reported by the Nasdaq National Market on April 1, 2003).

      (4) Proposed maximum aggregate value of transaction:

           $ 8,466,665.35

      (5) Total fee paid:

           $ 1,693.33

|X| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

* Represents the number of shares of common stock to be issued in connection with the exchange. Does not include any common stock of Global ePoint, Inc. which may be issued subsequent to consummation of the exchange pursuant to the terms of the Reorganization and Stock Purchase Agreement.

To the Stockholders of Global ePoint, Inc.:

You are cordially invited to attend a special meeting of stockholders of Global ePoint, Inc., which will be held on [ ], 2003, at 10:00 a.m. local time, at the offices of McDigit, Inc. located at 339 S. Cheryl Lane, City of Industry, CA 91789.

At the special meeting you will be asked to consider and vote upon proposals to
(i) adopt and approve that certain Reorganization and Stock Purchase Agreement, dated as of March 31, 2003, by and between Global ePoint, Inc. and McDigit, Inc., whereby Global ePoint, or a subsidiary thereof, will acquire all of the outstanding equity of McDigit, Inc. and issue not less than 5,920,745 shares of the common stock of Global ePoint, Inc. pursuant to such agreement, (ii) increase the number of authorized shares of Common Stock to 50,000,000 and (iii) elect eight (8) directors to the Board of Directors of Global. As a result of the exchange, McDigit will become a wholly owned subsidiary of Global ePoint. Adoption of the Reorganization and Stock Purchase Agreement, an increase in the number of authorized shares of Common Stock and the election of the eight directors set forth herein requires Global ePoint stockholder approval.

Global ePoint's board of directors carefully considered and evaluated the exchange. In connection with its evaluation, the board of directors engaged Capital West Securities, Inc. to act as its financial advisor. Capital West has rendered its opinion stating that, as of April 3, 2003 and based upon and subject to the assumptions, limitations and qualifications set forth in its opinion, the exchange described above is fair, from a financial point of view, to Global ePoint's stockholders. The written opinion of Capital West is attached as Annex B to this proxy statement, and you should read it carefully.

THE BOARD OF DIRECTORS BELIEVE THE TERMS OF THE REORGANIZATION AND STOCK PURCHASE AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, GLOBAL EPOINT AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF GLOBAL EPOINT COMMON STOCK VOTE "FOR" THE (1) ADOPTION OF THE REORGANIZATION AGREEMENT, (2) APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000 AND (3) THE ELECTION OF THE LISTED DIRECTORS AT THE SPECIAL MEETING.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting of Global ePoint stockholders, please take the time to vote by completing the enclosed proxy card and mailing it to us. If you sign and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote "FOR" the exchange proposals. If you do not return your card, your shares will not be voted at the special meeting, and if you do not instruct your broker how to vote any shares held for you in "street name," your shares will not be voted at the special meeting.

This proxy statement provides you with detailed information about the exchange and the special meeting, and includes the exchange agreement as Annex A. I ENCOURAGE YOU TO READ CAREFULLY THIS ENTIRE DOCUMENT, INCLUDING ALL ITS ANNEXES, AND I ESPECIALLY ENCOURAGE YOU TO READ THE SECTION ON "RISK FACTORS" BEGINNING ON PAGE 14.
                                Very truly yours,

                               Frederick Sandvick
                               Chairman of the Board and Chief Executive Officer Global ePoint, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.


THIS PROXY STATEMENT IS DATED [ ], 2003 AND WAS FIRST MAILED ON OR ABOUT [ ], 2003 TO STOCKHOLDERS OF RECORD AS OF MAY 19, 2003.

                               GLOBAL EPOINT, INC.


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD ON [ ], 2003

 NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Global ePoint, Inc., a Nevada corporation, will be held as follows:

Time:     10:00 a.m. (local time)

Date:     [                    ], 2003

Place:    339 S. Cheryl Lane
          City of Industry, CA91789

for the following purposes:

               o To consider and vote upon a proposal to adopt the Reorganization and Stock Purchase Agreement, dated as of March 31, 2003, by and between Global ePoint, Inc. and McDigit, Inc. pursuant to which Global ePoint, Inc. will exchange not less than an aggregate of 5,383,472 shares of its common stock for all of the issued and outstanding equity, consisting of 50,000 shares of common stock, of McDigit, Inc. and a finder with respect to such transaction will receive approximately 537,273 shares of common stock, or approximately 5% of the common equity of Global ePoint outstanding immediately after the exchange; and

               o To consider and vote on a proposal to increase the number of authorized shares of Common Stock to 50,000,000.

               o To consider and vote on a proposal to elect the following persons to serve as members of our Board of Directors:
                    Toresa Lou, John Pan, John K. Yuan, Jongil Kim, Mark McDermott, Daniel Pearlman, Sean C. Fischer and William W. Dolph, MD, until the next annual meeting of stockholders or until their successors are elected and qualified

               o To transact any other business as may properly come before the special meeting.

We describe the Reorganization and Stock Purchase Agreement in more detail in the accompanying proxy statement. We encourage you to read it in its entirety before voting.

Only holders of record of shares of Global ePoint common stock at the close of business on May 19, 2003, the record date for the special meeting, will be entitled to notice of the special meeting and to vote at the special meeting or any adjournment or postponement thereof.

The board of directors has carefully considered and approved the proposals described above and recommends that you vote "FOR" such proposals.

YOUR VOTE IS IMPORTANT. We urge you to vote as soon as possible.

                                         By order of the board of directors,

                                         /s/  Frederick Sandvick
                                         Chairman of the Board
San Marcos, California

[                    ], 2003

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

                                IMPORTANT NOTICE

   WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER SET FORTH IN THE ATTACHED PROXY STATEMENT.


                                TABLE OF CONTENTS
                                                                                                                    PAGE
                                                                                                                   =======

QUESTIONS AND ANSWERS ABOUT THE MERGER                                                                                9

SUMMARY OF THE PROXY STATEMENT                                                                                        11

RISK FACTORS                                                                                                          14

RISKS ASSOCIATED WITH THE EXCHANGE                                                                                    14
RISKS RELATING TO THE GLOBAL EPOINT BUSINESS                                                                          16
RISKS RELATING TO THE BUSINESS OF MCDIGIT                                                                             17

FORWARD-LOOKING STATEMENTS                                                                                            21

THE GLOBAL EPOINT SPECIAL MEETING                                                                                     22

Date, Time and Place                                                                                                  22
Purpose of the Special Meeting                                                                                        22
Record Date; Shares Entitled to Vote                                                                                  22
Vote and Quorum Required                                                                                              22
Abstentions; Broker Non-Vote                                                                                          22
Voting of Proxies                                                                                                     22
Revoking Your Proxy                                                                                                   23
Solicitation of Proxies                                                                                               23
Recommendation of the Board of Directors                                                                              23
Security Ownership of Certain Beneficial Owners and Management                                                        23



THE EXCHANGE                                                                                                         25

Background of the Merger                                                                                             25
Global's Reasons for the Merger; Recommendation of the Global Board of Directors                                     27
Opinion of Global's Financial Advisor                                                                                29
Conflicts of Interest of Directors and Officers in the Merger                                                        30
Certain Relationships and Related Party Transactions                                                                 30
No Appraisal or Dissenters' Rights                                                                                   30
Accounting Treatment                                                                                                 30
Material U.S. Federal Income Tax Consequences of the Merger                                                          31
THE TRANSACTION DOCUMENTS                                                                                            31

The Merger Agreement                                                                                                 31
CERTAIN INFORMATION CONCERNING GLOBAL EPOINT, INC.                                                                   35

Business                                                                                                             35
Competition                                                                                                          38
Intellectual Property and Research and Development                                                                   39
Employees                                                                                                            39
Properties                                                                                                           39
Legal Proceedings                                                                                                    39
Management's Discussion and Analysis of Financial Conditions and Results of Operations                               41
Directors and Executive Officers of Global                                                                           43
Executive Compensation                                                                                               45
Certain Relationships and Related Transactions                                                                       49
Section 16(a) Beneficial Ownership Reporting Compliance                                                              50


CERTAIN INFORMATION CONCERNING MCDIGIT
Business                                                                                                             50
Intellectual Property                                                                                                50
Employees                                                                                                            51
Competition                                                                                                          51
Research and Development                                                                                             51
Government Regulation                                                                                                51
Properties                                                                                                           51
Legal Proceedings                                                                                                    51
Management's Discussion and Analysis of Financial Conditions and Results of Operations                               51


CERTAIN INFORMATION CONCERNING BEST LOGIC                                                                            53
Business                                                                                                             53
Intellectual Property                                                                                                54
Employees                                                                                                            54
Competition                                                                                                          54
Product Development                                                                                                  54
Government Regulation                                                                                                54
Properties                                                                                                           55
Legal Proceedings                                                                                                    55
Managament's Discussion and Analysis of Financial Conditions and Results of Operations                               55



ADDITIONAL MATTERS TO BE CONSIDERED AT THE GLOBAL SPECIAL MEETING                                                    58

Proposal 2--Increase Authorized Shares of Common Stock                                                               58
Proposal 3---Election of Directors                                                                                   58

ADDITIONAL INFORMATION                                                                                               61

Legal Matters                                                                                                        61
Independent Auditors                                                                                                 61
Stockholders Proposals                                                                                               61
Where You Can Find More Information                                                                                  62

INDEX TO PROFORMA UNAUDITED AND HISTORICAL FINANCIAL STATEMENTS                                                     F-1

REORGANIZATION AND STOCK PURCHASE AGREEMENT, DATED AS OF MARCH 31 , 2003, BY AND BETWEEN GLOBAL
EPOINT, INC. AND MCDIGIT, INC.                                                                                  ANNEX A

FAIRNESS OPINION OF CAPITAL WEST SECURITIES, INC.                                                               ANNEX B



                    QUESTIONS AND ANSWERS ABOUT THE EXCHANGE

Q: WHEN AND WHERE WILL THE GLOBAL EPOINT SPECIAL MEETING OF STOCKHOLDERS TAKE PLACE?


A: The Global ePoint special meeting will take place at 10:00 a.m. local time, on [ ], 2003 at McDigit's executive offices, 339 S. Cheryl Lane, City of Industry, California 91789.


Q:   WHAT WILL HAPPEN AT THE STOCKHOLDER MEETING?


A: Holders of Global ePoint common stock will vote on (i) the adoption of the Reorganization and Stock Purchase Agreement by and between Global ePoint, Inc. and McDigit, Inc., (ii) increasing the number of authorized shares of common stock to 50,000,000 and (iii) the election of eight directors to Global's Board of Directors.


Q:   WHAT WILL HAPPEN IN THE EXCHANGE?


A: McDigit, Inc. will become a wholly-owned subsidiary of Global ePoint and receive, in the aggregate, not less than 5,383,472 shares of common stock of Global ePoint, or approximately 50.1% of the common equity of Global ePoint outstanding immediately after the exchange. A finder with respect to the transaction will receive approximately 537,273 shares of common stock, or approximately 5% of the common equity of Global ePoint outstanding immediately after the exchange, while existing holders of Global ePoint common stock would own the remaining approximately 44.9% of common equity.


Q:   WHAT WILL EQUITY HOLDERS OF MCDIGIT, INC. RECEIVE IN THE EXCHANGE?


A: Equity holders of McDigit, Inc. will receive an aggregate of 5,383,472 shares of common stock, based on 107.67 shares of common stock for each share held by them. The number of shares will be rounded to the nearest whole share in lieu of fractional shares being issued.


Q:   WHAT WILL HAPPEN TO GLOBAL EPOINT'S OUTSTANDING COMMON STOCK IN THE MERGER?


A: Nothing. Each Global ePoint common share outstanding will remain outstanding as a common share of Global ePoint.


Q:   WHAT STOCKHOLDER APPROVALS ARE REQUIRED TO APPROVE THE EXCHANGE?


A: We cannot complete the exchange unless the equity holder of McDigit, Inc. votes to adopt the exchange agreement.

     For Global ePoint, the affirmative vote of a majority of the shares of Common Stock outstanding, whether voted in person or by proxy, is required to approve the adoption of the exchange agreement and the increase in the number of authorized shares of common stock to 50,000,000. The affirmative vote of a majority of the shares of Common Stock voted at the special meeting is required to approve the election of the eight directors set forth herein. As of the record date for the Global ePoint special meeting, directors and executive officers of Global ePoint were entitled to vote approximately 5% of the voting power of the outstanding common stock. Each of such directors and executive officers has advised Global ePoint of his intention to vote for the proposals presented at the special meeting. Your vote is very important.


Q: DOES THE BOARD OF DIRECTORS OF GLOBAL EPOINT RECOMMEND VOTING IN FAVOR OF THE ADOPTION OF THE EXCHANGE AGREEMENT , THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000 AND THE ELECTION OF THE EIGHT LISTED DIRECTORS?


A: Yes. After careful consideration, Global ePoint's board of directors unanimously recommends Global ePoint's stockholders vote in favor of adoption of the exchange agreement, the proposal to increase the number of authorized shares of common stock to 50,000,000 and the election of the eight listed directors.


Q:   ARE THERE RISKS I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE

     ADOPTION OF THE EXCHANGE AGREEMENT, THE ADDITIONAL SHARE ISSUANCE AND THE ADDITIONAL SHARE AUTHORIZATION AT THE STOCKHOLDER MEETING?



A: Yes. You should carefully consider all relevant factors, including those relating to the exchange as well as the factors discussed in the section entitled "Risk Factors" beginning on page 14.



Q:   WHAT DO I NEED TO DO TO VOTE?


A: After carefully reading and considering the information contained in this document and the annexes to this document, please complete, sign and date your proxy card and mail it in the enclosed return envelope as soon as possible so your shares may be represented at the meeting. In order to assure Global ePoint obtains your vote, please vote as instructed on your proxy card even if you plan to attend your meeting in person.

     If you sign and mail your proxy and do not indicate how you want to vote, your proxy will be voted for the approval of all of the proposals described in this proxy statement to be voted upon at the meeting.


Q:   HOW DO I VOTE MY SHARES IF MY SHARES ARE HELD IN "STREET NAME"?


A: You should contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker will not vote your shares unless the broker receives appropriate instructions from you.


Q:   MAY I CHANGE MY VOTE EVEN AFTER RETURNING A PROXY CARD?


A: Yes. If you want to change your vote, you may do so at any time before your meeting by sending to Global ePoint's secretary a proxy with a later date. Alternatively, you may revoke any proxy previously delivered by delivering to Global ePoint's secretary a written revocation prior to the meeting or by voting in person at the meeting.


Q:   WHEN DO YOU EXPECT TO COMPLETE THE EXCHANGE?


A: We expect to complete the exchange as quickly as possible once all the conditions to the exchange, including obtaining stockholder approval at the meeting, are fulfilled. We currently expect to complete the exchange within a few days following the stockholder meeting.


Q:   ARE GLOBAL EPOINT STOCKHOLDERS ENTITLED TO DISSENTERS' OR APPRAISAL RIGHTS?


A: No, under Nevada law, you have no rights of appraisal or dissenters' rights with respect to the proposed acquisition of McDigit and the issuance of Common Stock in accordance therewith.


Q:   WHO WILL BE SOLICITING PROXIES?


A: Directors, officers or employees of Global ePoint may solicit proxies in person, by telephone, by electronic communication or other means. These persons will not receive any additional compensation for these solicitation activities, although they will be reimbursed for reasonable, out-of-pocket expenses they incur in connection with this solicitation.

Q:   WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANIES?


A: You can find more information about Global ePoint and McDigit from the various sources described under "Additional Information-Where You Can Find More Information."


Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A:   Global ePoint stockholders, banks and brokers should call Global ePoint at
     (760) 510-4900 with any questions about the exchange. McDigit should be contacted using the various sources described under "Additional Information-Where You Can Find More Information."

                         SUMMARY OF THE PROXY STATEMENT

The following is a summary of information contained elsewhere in this proxy statement and the attached Annexes. This summary does not purport to contain a complete statement of all material information relating to the exchange agreement and the other matters discussed herein and is subject to, and is qualified in its entirety by, the more detailed information and financial statements contained in or attached to this proxy statement. You should carefully read this proxy statement in its entirety, as well as the reorganization and stock purchase agreement attached to this proxy statement as Annex A.


THE COMPANIES INVOLVED IN THE EXCHANGE

GLOBAL EPOINT, INC.
1370 W. SAN MARCOS BLVD.
SUITE 100
SAN MARCOS, CA 92069
(PHONE) 760-510-4900


         Global ePoint, Inc. ("Global ePoint", "Global", the "Company", "we", "us", or "our") continues to be in the process of a major transition. Since the sale of all of our assets related to the lottery business on June 1, 2001, we have attempted to transform Global into a more diversified company. In that regard, we have entered into a Reorganization and Stock Purchase Agreement, dated as of March 31, 2003, with McDigit, Inc. (the "Agreement"), pursuant to which we will exchange not less than an aggregate of 5,383,472 shares of our common stock for all of the issued and outstanding equity, consisting of 50,000 shares of common stock, of McDigit, Inc. After the consummation of the transactions contemplated by the Agreement, equity holders of McDigit will hold approximately 50.1% of Global ePoint Common Stock and McDigit will become a wholly-owned subsidiary of Global ePoint, Inc. Additionally, a finder with respect to the transaction will receive approximately 537,273 shares of Common Stock, or approximately 5% of the common equity of Global. In accordance with the Agreement, Global will increase the size of its Board of Directors from 5 (one of the currently existing Board seats is vacant) to 11, Frederick Sandvick, currently our Chief Executive Officer and a member of our Board of Directors, will resign his seat on the Board and the 8 vacancies are to be filled by nominees proposed by McDigit. Upon achievement of financial milestones for the fiscal years 2003, 2004 and 2005, as specified in the Agreement, shareholders of McDigit may be entitled to receive additional shares of Common Stock, with the aggregate of such issuances not to exceed 80% of the total of the then outstanding Common Stock (subject to an additional 5% issuance if McDigit's pretax income in any of 2003, 2004 or 2005 exceeds $110 million), including options, warrants or similar instruments that may be issued to the equity holders of McDigit pursuant to the Agreement.


MCDIGIT, INC.
339 S. CHERYL LANE
CITY OF INDUSTRY, CA 91789
ATTN:  TORESA LOU


         McDigit, Inc. ("McDigit") was incorporated in California on November 4, 2002. McDigit was originally organized for the purpose of marketing advanced technology products related to long range video, audio, and data transmission. Primary activities of the management since McDigit's inception have been organizing the corporate structure, recruiting needed personnel and developing McDigit's product line and marketing plan. Effective January 1, 2003, the shareholder of McDigit contributed 100% of his ownership interest in Best Logic, LLC ("Best Logic") to McDigit. Best Logic manufactures customized computers and provides comprehensive solutions for industrial personal computer, commercial personal computer and contract manufacturing markets. Currently, substantially all of Best Logic's revenues have been generated from sales of industrial computer applications to companies that supply x-ray security equipment. Best Logic will continue operations as a wholly owned subsidiary of McDigit. Also effective January 1, 2003, McDigit obtained sales and marketing rights to a long-range video, audio, and data transmission system, called the "Raidius System," including the "Ranger" and "Paladin" products. Effective March 30, 2003, McDigit purchased the remaining rights to the Raidius System from Sequent Technologies, Inc. ("Sequent"). Those rights included provisional patents, manufacturing designs, and other intellectual property related to the Raidius System in order to market the product throughout the world.

THE EXCHANGE

The Reorganization and Stock Purchase Agreement (the "Agreement") is attached as Annex A to this document. Please carefully read the Agreement as it is the legal document that governs the transactions to be voted on herein.

   General


We propose an exchange of securities pursuant to which Global ePoint will acquire all of the issued and outstanding equity securities of McDigit, Inc. ("McDigit") in exchange for an aggregate of not less than 5,383,472 shares of common stock, par value $.03 per share ("Common Stock"), of Global ePoint, Inc. After the consummation of the Agreement, equity holders of McDigit will hold approximately 50.1% of Global ePoint Common Stock and McDigit will become a wholly-owned subsidiary of Global ePoint, Inc. Additionally, a finder with respect to the transaction will receive approximately 537,273 shares of Common

Stock, or approximately 5% of the common equity of Global. Upon achievement of financial milestones for the fiscal years 2003, 2004 and 2005, as specified in the Agreement, shareholders of McDigit may be entitled to receive additional shares of Common Stock, with the aggregate of such issuances not to exceed 80% of the total of the then outstanding Common Stock (subject to an additional 5% issuance if McDigit's pretax income in any of 2003, 2004 or 2005 exceeds $110 million), including options, warrants or similar instruments that may be issued to the equity holders of McDigit pursuant to the Agreement.


   What You Will Receive in the Exchange

Following the consummation of the transactions set forth in the Agreement, each Global ePoint common share will remain issued and outstanding as one share of Common Stock.

   Ownership of Global ePoint Following the Exchange

Immediately following consummation of the Agreement, equity holders of McDigit will hold approximately 50.1% of Global ePoint Common Stock. The aggregate number of shares of Common Stock Global ePoint will issue pursuant to the Agreement depends on achievement of specific post closing financial milestones and on the exercise of any options and warrants held prior to the closing. Subject to a special one time issuance of an additional 5% of the then issued and outstanding shares of Common Stock (which only occurs if McDigit and its subsidiaries achieve $110,000,000 in income before taxes during any one year period in any of 2003, 2004 or 2005), in no event will the number of shares of Common Stock issued pursuant to the Agreement exceed 80% of the total of the then outstanding Common Stock, including options, warrants or similar instruments that may be issued to the equity holders of McDigit pursuant to the Agreement.

   Recommendation to Stockholders

The Global ePoint board of directors (the "Board of Directors") believes the acquisition of McDigit will provide Global ePoint the opportunity to immediately establish a new line of business that has established profitability of operations, bypass much of the precarious development stage generally required of a new product, and benefit from significant growth opportunity in a very large potential market. The Board of Directors also believes the Agreement is fair to you and in your best interests. Accordingly, the Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the Agreement.

   Opinion of Global ePoint's Financial Advisor

Capital West ("Capital"), Global ePoint's financial advisor, delivered a written opinion to the Board of Directors to the effect that, as of April 3, 2003 and based upon and subject to the various considerations set forth in the opinion, the Agreement, and the Common Stock issuances contemplated therein, was fair from a financial point of view to Global's stockholders. This opinion, dated as of April 3, 2003, is attached as Annex B to this proxy. Global stockholders are encouraged to read this document carefully and in its entirety. The opinion does not constitute a recommendation to any Global stockholder as to how any Global stockholder should vote with respect to the proposal to adopt the Agreement.

   Conditions to Completion of the Exchange

The obligations to complete the transactions contemplated by the Agreement are subject to the satisfaction or waiver of a number of conditions, including:

                    o adoption by Global ePoint stockholders of the Agreement and approval of the Global ePoint stockholders of the issuance of Common Stock in connection with the Agreement;


                    o absence of any legal restraints or prohibitions preventing consummation of the Agreement or permitting consummation subject to conditions or restrictions that would have a material adverse effect on the transactions contemplated by the Agreement;


                    o the accuracy of the representations and warranties made by all parties to the Agreement;


                    o each party's performance in all material respects of all of its obligations under the Agreement;


                    o absence of any change or event which individually or in the aggregate has had or could reasonably be expected to have, a material adverse effect on the Agreement, or any parties' liabilities or obligations with respect to the Agreement, or the business, assets, results of operations, financial condition or prospects of the parties;

                    o all actions, proceedings and documents required to consummate the Agreement and all other related legal matters shall have been reasonably satisfactory to and approved by all parties to the Agreement; and


                    o Global ePoint shall have entered into a consulting agreement with Frederick Sandvick.

We expect to complete the exchange of securities as promptly as practicable after all of the conditions thereto have been satisfied or waived.

   No Appraisal Rights

Under the laws of Nevada, Global ePoint stockholders are not entitled to appraisal rights in connection with the Agreement.

   Material U.S. Federal Income Tax Consequences

The terms of the Agreement are intended to qualify as a "tax-free reorganization" for purposes of United States federal income tax laws. As such, our stockholders who are subject to United States income tax will not recognize gain or loss upon the closing thereof. The transactions contemplated by the Agreement also are not intended to result in the recognition of gain or loss to us in the respective jurisdictions where we are subject to taxation. NO OPINION OF COUNSEL, NOR ANY RULING FROM THE INTERNAL REVENUE SERVICE, HAS BEEN OBTAINED IN CONNECTION WITH THE PUBLICATION OF THE FOREGOING INCOME TAX CONSEQUENCES. THIS INFORMATION IS FOR GENERAL INFORMATION ONLY AND YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTANTS AND TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION TRANSACTION TO YOU.

                                  RISK FACTORS

The Agreement involves certain risks. By voting in favor of the adoption of the Agreement and in favor of an increase in the number of authorized shares of Common Stock, current Global ePoint stockholders will be accepting dilution of their ownership interest. IN DECIDING WHETHER TO VOTE IN FAVOR OF THE ADOPTION OF THE AGREEMENT AND THE ADDITIONAL SHARE AUTHORIZATION, YOU SHOULD CONSIDER ALL OF THE INFORMATION WE HAVE INCLUDED IN THIS DOCUMENT AND ITS ANNEXES.

In addition, you should carefully consider all of the following risk factors relating to the transactions proposed by the Agreement, Global ePoint and McDigit, in deciding whether to vote for the Agreement and the authorization of additional Common Stock.

RISKS ASSOCIATED WITH THE EXCHANGE

BECAUSE THE FINAL NUMBER OF SHARES WILL NOT BE DETERMINED UNTIL AFTER THE STOCKHOLDER MEETING, YOU MUST DECIDE WHETHER OR NOT TO APPROVE THE TRANSACTION BEFORE KNOWING HOW MANY SHARES OF COMMON STOCK WILL ACTUALLY BE ISSUED.

         The number of shares of Common Stock to be issued pursuant to the Agreement is based, in part, on achievement by McDigit and its subsidiaries of specified financial milestones in 2003, 2004 and 2005 and on the occurrence of other specific conditions. Accordingly, because Common Stock may be issued from time to time from the date hereof through 2005 as these milestones or other conditions are met, and because additional Common Stock may be issued pursuant to a financing, stock option plan or other transaction, the final number of shares to be issued pursuant to the Agreement may not be known until sometime in 2006. However, pursuant to the Agreement, the aggregate number of shares of Common Stock issued pursuant thereto cannot exceed 85% of the then-issued and outstanding Common Stock if all financial milestones are met, which, based on the currently anticipated number of shares to be outstanding following consummation of the transaction with McDigit, and assuming no additional shares of Common Stock, or warrants or options to purchase Common Stock are issued, would be 23,240,256. Because of changes in the business, operations or prospects of Global ePoint and general market and other economic conditions prevailing after the stockholder meeting and after closing of the transaction, the market value of Common Stock received in the transaction may differ from the market value if all Common Stock had been issued at the close of the transaction. Additionally, in the event additional Common Stock is issued after the closing, you will experience more dilution in your percentage ownership of Global ePoint. Accordingly, it may be difficult to value the consideration received by McDigit stockholders.


WE MAY NOT ACHIEVE THE BENEFITS EXPECTED FROM THE AGREEMENT IF WE ARE UNABLE TO INTEGRATE THE OPERATIONS, PRODUCTS AND PERSONNEL OF THE ACQUIRED COMPANIES IN A TIMELY AND EFFICIENT MANNER.

         Global ePoint will need to overcome significant challenges in order to realize any benefits or synergies from the acquisition of the securities of McDigit, including:

                    o retaining and assimilating the key personnel of each of the companies;

                    o retaining the existing customers and strategic partners of each of the companies;

                    o developing new services that utilize the assets of all companies; and

                    o maintaining uniform standards, controls, procedures and policies.

         The successful execution of these post-Agreement objectives will involve considerable risk and may not be successful. These risks include:

                    o    unanticipated expenses related to integration;

                    o the impairment of relationships with employees and customers as a result of any integration of new management personnel; and

                    o potential unknown liabilities associated with the acquired businesses.


         Global ePoint may not succeed in addressing these risks or any other problems encountered in connection with the Agreement.

THE MARKET PRICE OF GLOBAL EPOINT COMMON STOCK MAY DECLINE AS A RESULT OF THE AGREEMENT.



         The market price of Global ePoint Common Stock may decline as a result of the issuance of Common Stock pursuant to the Agreement for a number of reasons, including if:

                    o the consideration offered by Global ePoint is not viewed favorably by the market;

                    o    integration is not successful;

                    o the effect on Global ePoint's financial results is not consistent with the expectations of financial or industry analysts.


FAILURE TO COMPLETE THE MERGER COULD NEGATIVELY IMPACT GLOBAL EPOINT'S STOCK PRICE, FUTURE BUSINESS OR OPERATIONS.

         If the transactions pursuant to the Agreement are not completed, Global ePoint may be subject to a number of material risks, including the following:

                    o the price of Global ePoint Common Stock may decline to the extent the relevant current market price reflects a market assumption the merger will be completed; and

                    o costs related to the merger, such as legal, accounting, certain financial advisory and financial printing fees, must be paid even if the merger is not completed.

         Further, if the merger is terminated and the Board of Directors determines to seek another merger or business combination, there can be no assurance we will be able to find a partner on terms as attractive as those provided for in the Agreement. In addition, while the Agreement is in effect, the parties are prohibited from soliciting, initiating or encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination, other than with each other.

AS A RESULT OF THE CHANGE OF CONTROL, WE WILL HAVE TO SEEK RE-LISTING WITH
NASDAQ.


         In the event the transactions contemplated by the Reorganziation and Stock Purchase Agreement are completed, the result will be a change in control of Global ePoint, which would require qualification for re-listing with the National Association of Securities Dealers ("NASD"), which regulates the NASDAQ Small Cap Market System on which our Common Stock is currently traded. Some of the qualification requirements include: (a) stockholder equity of $5 million,
(b) a market value of listed securities of $50 million, (c) a minimum bid price of at least $4.00 per share for the Common Stock and (d) net income from continuing operations of $750,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years. Currently, we meet all of the requirements for re-listing with the exception of the minimum $4.00 bid price per share of Common Stock. No assurance can be given that the NASD will agree to re-list the Common Stock and there is the possibility that the NASD will not accept our application for re-listing. In the event the NASD does not agree to re-list our Common Stock, our stock price may materially decrease and a public market for our Common Stock may never develop. The absence of a public trading market would make it far more difficult for shareholders to sell any or all of their shares, as we would, de facto, become a private company with no ability for any shareholder to sell shares in the public markets.


ISSUANCE OF COMMON STOCK IN THE PROPOSED ACQUISITION WILL RESULT IN SUBSTANTIAL ADDITIONAL DILUTION.


         The proposed transaction with McDigit will result in our issuing an aggregate of not less than 5,920,745 shares of Common Stock. This issuance will result in substantial and immediate dilution to your percentage ownership of Common Stock, as the shareholders of McDigit will own 50.1% of the Common Stock. Additional shares of Common Stock are to be issued upon the achievement of certain financial milestones through fiscal year 2005, which could push the aggregate percentage ownership of Common Stock by the current McDigit shareholders to 85%. Additionally, the earnings per share of the Common Stock will be reduced as a result of the increase in shares issued and outstanding

IF WE RAISE ADDITIONAL FUNDS THROUGH THE ISSUANCE OF OUR EQUITY SECURITIES, OR ISSUE EQUITY SECURITIES IN CONNECTION WITH ANY BUSINESS COMBINATION, YOUR PERCENTAGE OWNERSHIP WILL BE REDUCED, YOU WILL EXPERIENCE DILUTION WHICH COULD SUBSTANTIALLY DIMINISH THE VALUE OF YOUR STOCK AND SUCH ISSUANCES MAY CONVEY RIGHTS, PREFERENCES OR PRIVILEGES SENIOR TO YOUR RIGHTS WHICH COULD SUBSTANTIALLY DIMINISH YOUR RIGHTS AND FURTHER REDUCE THE VALUE OF YOUR STOCK.


         One of the factors which generally affects the market price of publicly traded equity securities is the number of shares outstanding in relation to assets, net worth, earnings or anticipated earnings. If a public market develops for our shares, or if we determine to register for sale to the public those shares of common stock granted in any business combination, a material amount of dilution can be expected to cause the market price of our common stock to decline. Furthermore, the public perception of future dilution can have the same effect even if the actual dilution does not occur.

         In order for us to obtain additional capital, we may find it necessary to issue securities conveying rights senior to those of the holders of Common Stock. Those rights may include voting rights, liquidation preferences and conversion rights. To the extent we convey senior rights, the value of our Common Stock can be expected to decline.

RISKS RELATING TO THE BUSINESS OF MCDIGIT


THE RECENT GLOBAL ECONOMIC SLOWDOWN AND THE DECLINE IN INFORMATION TECHNOLOGY SPENDING MAY ADVERSELY IMPACT OUR MARKETS AND REVENUES.


         McDigit intends to manufacture and sell electronic systems that encode, record and transmit video, audio and other data over wireless network systems. This technology is intended to be sold primarily to law enforcement, public safety, and security industries. Due to the current worldwide economic slowdown, especially in the information technology markets, sales of McDigit's products may be negatively impacted. Any further decline in information technology spending may result in a decrease in our anticipated revenues.


MCDIGIT'S LENGTHY AND VARIABLE SALES CYCLE MAKES IT DIFFICULT TO PREDICT SALES AND MAY RESULT IN FLUCTUATIONS OF OUR QUARTERLY OPERATING RESULTS.

         The period between initial customer contact and a purchase by a customer may vary from six months to more than one year because customers often need a significant amount of time to evaluate McDigit's products before purchasing. During the evaluation period, customers may defer or scale down proposed orders for various reasons, including:

          o changes in budgets and purchasing priorities; o reduced need to upgrade existing systems; o deferral of purchases in anticipation of enhancements or new products;
          o    introduction of products by our competitors; and
          o    lower prices offered by our competitors.

         As a result, it is difficult to forecast sales from one quarter to the next. Additionally, other factors, many of which are outside our control, can cause fluctuations in our operating results, including:

          o the size, timing, terms and conditions of orders from and shipments to customers;
          o    unanticipated delays or problems in releasing new products;
          o    the timing and success of deployment of products and services;
               and
          o the amount and timing of investments in research and development activities.

         The deferral or loss of one or more significant sales could materially decrease operating results in any fiscal quarter, particularly if there are significant sales and marketing expenses associated with the deferred or lost sales. Additionally, current and future expense levels are based on internal operating plans and sales forecasts, while operating costs are to a large extent fixed. As a result, we may not be able to sufficiently reduce our costs in any quarter to compensate for an unexpected near-term shortfall in revenues. Such delays and fluctuations may have a material adverse impact on the financial condition and results of operations of McDigit.


IF THE MARKETS FOR MCDIGIT'S PRODUCTS DO NOT DEVELOP, IT WILL NOT BE ABLE TO MAINTAIN GROWTH.

         The markets for McDigit's digital security and surveillance products are still emerging. Growth is dependent upon, among other things, the size and pace at which the markets develop. If the markets decrease, remain constant or grow slower than anticipated, McDigit will not be able to maintain its growth. Continued growth in the demand for McDigit's products is uncertain as, among other reasons, our customers and potential customers may:

     o    not achieve a return on their investment in our products;

     o    experience technical difficulty in utilizing our products; or

     o    use alternative solutions to achieve their business objectives.


MCDIGIT'S SUCCESS WILL DEPEND UPON ITS ABILITY TO REACT TO CHANGES IN ITS PRIMARY MARKETS AND IDENTIFICATION OF NEW MARKETS FOR POTENTIAL EXPANSION.

         The markets for McDigit's products are characterized by rapidly changing technology and evolving industry standards. The introduction of products embodying new technology and the emergence of new industry standards can render McDigit's existing products obsolete and unmarketable and can exert price pressures on existing products. Additionally, failure of McDigit to identify new markets for its products and applications may not allow McDigit to maximize its potential returns. It is critical to McDigit's success to be able to anticipate changes in technology or in industry standards and to successfully develop and introduce new, enhanced and competitive products on a timely basis. There can be no assurance that McDigit will successfully develop new products, introduce new applications for existing products, identify new markets, that new products and applications will achieve market acceptance or that the introduction of new products or technological developments by others will not render McDigit's products obsolete. The inability to develop products that are competitive in technology and price and meet customer needs could harm our business, financial condition and results of operations.


IF MCDIGIT IS UNABLE TO COMPETE SUCCESSFULLY, ITS BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD SUFFER.


         The global market for wireless applications and analytical solutions for security and business applications is intensely competitive, both in the number and breadth of competing companies and products and the manner in which products are sold. For example, McDigit will most likely compete for customer contracts through a competitive bidding process with risks such as:

         o the frequent need to bid on programs in advance of the completion of their design, which may result in unforeseen technological difficulties and cost overruns; and
         o the substantial time and effort, including design, development and marketing activities, required to prepare bids and proposals for contracts which we may not be awarded.

         Competitors may be able to develop more quickly or adapt faster to new or emerging technologies and changes in customer requirements, or devote greater resources to the development, promotion and sale of their products. Some competitors have longer operating histories, larger customer bases, longer standing relationships with customers, greater name recognition and significantly greater financial, technical, marketing, customer service, public relations, distribution and other resources. New competitors or alliances among competitors could emerge and rapidly gain significant market share. In addition, some customers may in the future decide to develop internally their own solutions instead of purchasing them from McDigit. Increased competition could force us to lower our prices or take other actions to differentiate our products, which could result in decreased revenues, increased expenditures and lower sales.



MCDIGIT MAY BE DEPENDENT ON CONTRACTS WITH GOVERNMENT AGENCIES FOR A SIGNIFICANT PORTION OF ITS REVENUES.

         McDigit intends to obtain contracts to provide services to government agencies. The continued growth of McDigit is dependent, in part, on the expansion of these relationships. Government contracts are subject to many risks and uncertainties, some of which are not found in contracts with private parties. Some of these risks include:

          o decreases in the levels of government expenditures and authorizations for law enforcement and security related programs
          o shift in resource allocation to programs in areas where McDigit does not provide products and services;
          o prevention from entering into new government contracts or extending existing ones based on violations or suspected violations of procurement laws or regulations;
          o failure to receive security clearances required to sell products to domestic or foreign governments or revocation of such security clearances;
          o impairment of McDigit's reputation or relationship with government agencies;
          o    changes in government procurement procedures; or
          o suspension of McDigit's ability to contract with a domestic or foreign government or any significant law enforcement agency.

GOVERNMENT REGULATION OF COMMUNICATIONS MONITORING COULD CAUSE A DECLINE IN THE USE OF MCDIGIT'S PRODUCTS, RESULT IN INCREASED EXPENSES OR SUBJECT IT AND ITS CUSTOMERS TO LIABILITY.


         As the communications industry continues to evolve, governments may increasingly regulate products that monitor and record voice, video and data transmissions over public communications networks. For example, products sold by McDigit to law enforcement agencies which interface with a variety of wireline, wireless and Internet protocol networks must comply in the United States with the technical standards established by the Federal Communications Commission pursuant to the Communications Assistance for Law Enforcement Act and in Europe by the European Telecommunications Standard Institute. The adoption of new laws governing the use of McDigit's products or changes made to existing laws could cause a decline in the use of its products and could result in increased costs, particularly if required to modify or redesign products to accommodate these new or changing laws.



MCDIGIT MAY BE UNABLE TO MAINTAIN ITS RELATIONSHIPS WITH VALUE ADDED RESELLERS, SYSTEMS INTEGRATORS AND OTHER THIRD PARTIES THAT MARKET AND SELL ITS PRODUCTS.


         The ability of McDigit to achieve revenue growth depends to some extent on adding new partners to expand existing sales channels, as well as leveraging relationships with existing partners. If relationships with these value added resellers, systems integrators and strategic and technology partners deteriorate or terminate, we may lose important sales and marketing opportunities, which may have an adverse impact on our sales, income and future business prospects.



FAILURE TO DEVELOP STRATEGIC ALLIANCES OR EXPAND OR IMPLEMENT NEW JOINT VENTURES COULD LIMIT MCDIGIT'S ABILITY TO GROW.


         As part of McDigit's growth strategy, it intends to pursue new strategic alliances and transactions. McDigit considers and engages these strategic transactions from time to time and may be evaluating alliances or joint ventures at any time. McDigit competes with other analytic solution providers for these opportunities. No assurances can be given that McDigit will be able to effect these alliances and transactions on commercially reasonable terms or at all. Furthermore, no assurances can be given that any benefits will be realized from such arrangements. Failure to enter into strategic alliances and transactions, or the failure of those entered into, could result in decreased revenues, increased expenditures and lower sales.


MCDIGIT'S PRODUCTS MAY CONTAIN UNDETECTED DEFECTS WHICH COULD IMPAIR THEIR MARKET ACCEPTANCE.


         McDigit offers complex products that may contain undetected defects or errors, particularly when first introduced or as new versions are released. Such defects or errors may not be discovered until after a product has been released and used by the customer. McDigit may incur significant costs to correct undetected defects or errors in such products and these defects or errors could result in future lost sales. In addition, product defects or errors may result in product liability claims, which could cause adverse publicity and impair market acceptance of McDigit's products. Any of the foregoing could have a material adverse effect on McDigit's sales, income and future business prospects.



MCDIGIT'S INTELLECTUAL PROPERTY RIGHTS MAY NOT BE ADEQUATE TO PROTECT ITS BUSINESS.

         McDigit has not yet been issued any patents. McDigit currently has a provisional patent application relating to certain elements of the technology underlying its proprietary products. Although McDigit has filed and expects to continue filing, where applicable, patent applications, no assurances can be given that patents will be issued on the basis of such applications or that, if such patents are issued, they will be sufficiently broad to adequately protect McDigit's technology. In addition, we cannot assure you that any patents which may be issued to us will not be challenged, invalidated or circumvented. Even if we have a sufficiently broad patent, that may not stop a competitor from illegally using our patented applications and materials. In such event, McDigit would incur substantial costs and expenses, including lost time of management in addressing such issues, in addressing and litigating, if necessary, such matters. Any of the foregoing could have a material adverse effect on McDigit's income, sales, revenue and expenditures.


         Additionally, McDigit relies primarily on trade secret protection and non-disclosure provisions in agreements with employees and others having access to its confidential information or receiving unpatented proprietary know-how, trade secrets and technology. McDigit can give no assurance these measures will adequately protect it from disclosure or misappropriation of proprietary information or that failure of such protections would not have a material adverse impact on McDigit's products, sales and income.



MCDIGIT'S PRODUCTS MAY INFRINGE ON THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS, WHICH COULD LEAD TO COSTLY DISPUTES OR DISRUPTIONS.


         The information technology industry is characterized by frequent allegations of intellectual property infringement. In the past, third parties have asserted that certain of McDigit's products infringe their intellectual property and they may do so in the future. Any allegation of infringement could be time consuming and expensive to defend or resolve, result in substantial diversion of management resources, cause product shipment delays or force McDigit to enter into royalty, license or other agreements rather than dispute the merits of such allegation. If patent holders or other holders of intellectual property initiate legal proceedings, McDigit may be forced into protracted and costly litigation. McDigit may not be successful in defending such litigation and may not be able to procure any required royalty or license agreements on acceptable terms or at all. Any of the foregoing issues relating to the intellectual property rights of others could have a material adverse impact on McDigit's income, sales, revenue and expenditure outlays.



IF PRODUCTS INFRINGE ON THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS, WE MAY BE REQUIRED TO INDEMNIFY CUSTOMERS FOR ANY DAMAGES THEY SUFFER.

         McDigit generally indemnifies its customers with respect to infringement by its products of the proprietary rights of third parties in the event any third party asserts infringement claims directly against such customers. These claims may require McDigit to initiate or defend protracted and costly litigation on behalf of its customers, regardless of the merits of these claims. If any of these claims succeed, McDigit may be forced to pay damages on behalf of its customers or may be required to obtain licenses for the products they use. If McDigit cannot obtain all necessary licenses on commercially reasonable terms, our customers may be forced to stop using, or in the case of value added resellers selling, our products. Such outcomes could have a material adverse impact on McDigit's income, financial condition and product line.


FAILURE TO HIRE AND RETAIN QUALIFIED PERSONNEL COULD LIMIT THE ABILITY TO GROW.


         McDigit depends on the continued services of its executive officers and other key personnel. In addition, McDigit may need to attract and retain a substantial number of new employees, particularly sales and marketing personnel and technical personnel, who understand and have experience with similar products and services. If McDigit is unable to attract and retain qualified employees, its ability to grow could be impaired. Competition for personnel in this industry is intense, and McDigit has experienced difficulty in recruiting qualified personnel due to the market demand for their services. McDigit has also experienced difficulty in locating qualified candidates within desired geographic locations and on occasion has had to relocate personnel to fill positions in locations where it could not attract qualified experienced personnel. The failure to hire and retain qualified personnel could have a material adverse impact on McDigit's day to day operations, income and future prospects.



MCDIGIT'S CURRENT REVENUES AND PURCHASES ARE DEPENDENT ON A LIMITED NUMBER OF CUSTOMERS AND SUPPLIERS.


         For the years ended December 31, 2002 and 2001, two customers accounted for 86% and 59%, respectively, of McDigit's sales. These companies are L3 Communications, which accounted for 27.7% of 2002 sales, and Rapiscan Security Products, which accounted for 58.2% of 2002 sales. For fiscal year 2003, L3 has committed to $430,000 worth of products and Rapiscan has agreed to purchase $3,071,000 worth of products. During those same years, two venders accounted for 83% and 30%, respectively, of the McDigit's purchases. If McDigit were to lose one or more of those customers before it is able to diversify sales from more customers, its income and financial condition could be materially adversely affected. Further, if McDigit were unable to obtain purchases from one of its primary vendors, it may not be able to timely obtain alternative sources without material adverse financial consequences.

TERRORIST ATTACKS AND OTHER ACTS OF WAR MAY ADVERSELY AFFECT THE MARKETS ON WHICH OUR COMMON STOCK TRADES, THE MARKETS IN WHICH WE OPERATE, OUR OPERATIONS AND OUR PROFITABILITY.

         Terrorist attacks and other acts of war may lead to continued armed hostilities and such developments would likely cause instability in financial markets. Armed hostilities and terrorism may directly impact our facilities, personnel and operations which are located in the United States as well as those of our clients. Furthermore, severe terrorist attacks or acts of war may result in temporary halts of commercial activity and may result in reduced demand for our products. These developments could have a material adverse effect on our sales and income potential.


THERE COULD BE CONFLICTS OF INTEREST AMONG MANAGEMENT WHICH MAY BE ADVERSE TO YOUR INTERESTS.


     Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management's personal pecuniary interest and its fiduciary duty to our stockholders. Specifically, John Pan is the sole shareholder of McDigit as well as its director, Secretary and Chief Financial Officer. John Pan was the sole owner of Best Logic and, on January 1, 2003, contributed 100% of his membership interest in Best Logic, representing 100% of all the membership interests of Best Logic, to McDigit. Additionally, Mr. Pan is a shareholder and the Chief Financial Officer of Sequent Technologies, Inc. McDigit acquired all of the assets of Sequent on March 30, 2003. In addition to John Pan, Frederick Sandvick, our Chief Executive Officer, currently has an employment agreement which provides for a $300,000 annual salary and a $1 million severance payment in the event of a change in control. However, Mr. Sandvick has agreed to waive his right to these sums and, upon consummation of the transaction with McDigit, will resign his seat on our Board of Directors and enter into a consulting agreement for $180,000 annually. Mr. Sandvick will continue to be a shareholder of Global ePoint. While Mr. Sandvick will no longer have any fiduciary duty as an officer or director, the pecuniary interests of Mr. Pan may at some point compromise his fiduciary duty to our stockholders and conflicts may arise in the pursuit of business opportunities with third parties with which we may seek to enter into transactions.



RISKS RELATING TO GLOBAL EPOINT'S BUSINESS

         Following consummation of the Agreement, we will be subject to many risks and uncertainties. In considering whether to vote for approval of the Agreement, you should carefully consider the risks relating to our business described below, as well as the risks relating to the businesses of the entities to be acquired.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR FINANCIAL RESULTS AND, AS A RESULT, OUR STOCK PRICE.

         As a result of the sale of our core business in 2001, the Company intends to commence new business operations, which may experience significant fluctuations in financial results. Since the Company had insignificant revenue from its non-lottery product lines in the last three years, there can be no certainty that additional revenue can be generated from these or other new product lines in the future.

WE MAY NOT BE ABLE TO ADAPT TO CHANGES IN TECHNOLOGY, PRODUCT AND INDUSTRY STANDARDS.

         The markets in which we compete are characterized by rapidly changing technology and evolving industry practices. Competitors may introduce other types of prepaid telephone calling card products or technologies. If we are unable to develop or obtain the rights to developing technologies and use such technologies to enhance our present products and develop new products in a timely manner, we may be unable to retain our present customers or attract new customers.

PART OF OUR CURRENT BUSINESS PLANS WILL DEPEND UPON CONTINUED MARKET ACCEPTANCE OF DCR'S AND PREPAID PHONE CARDS.

     Our ability to generate additional revenues and earnings from our proposed telephony operations will depend upon the successful sale and/or deployment of DCRs and the sale of prepaid phone cards as well as other related revenue generating opportunities as pursued by the Company. We cannot assure you that demand for DCRs and prepaid phone cards will continue. Any significant decline in the market for these products will make it more difficult to market and sell these products and may cause a decrease in the value of our equipment.

THE DCR AND PREPAID PHONE CARD MARKETS ARE VERY COMPETITIVE.

         The DCR and prepaid phone card markets are relatively mature markets that grew rapidly during the mid to late 1990s, but have slowed in growth in the most recent years. We may not be able to compete successfully against current or future competitors, many of whom may have greater resources and experience than us. The long distance market and prepaid phone cards may face competition from other types of communications products, including cellular phones, facsimile, e-mail and other on-line products. Furthermore, it may be necessary for us to expand our presence internationally or risk a competitive disadvantage relative to our competitors. We may incur substantial costs in such expansion with no assurance that we will recover those costs through increased business. In addition, increased competition could cause us to increase our selling and marketing expenses and research and development costs. We may not be able to offset the effects of any such increased costs through contracts and higher revenue from sales and leases of DCRs, and we may not have the resources to compete successfully. These developments could have a material adverse effect on our business, financial condition and results of operations as our sales may decrease, even if we incur additional costs.

THE SUCCESS OF OUR INTERNATIONAL ACTIVITIES ARE SUBJECT TO MANY UNCERTAINTIES.

         In each of 2002 and 2001, our sales and leases of DCRs outside the United States represented less than $5,000. However, in an effort to increase revenues, we may attempt to increase our marketing activities in international jurisdictions, including expansion into several countries. Our ability to expand our business into international markets and be successful in those markets may be adversely affected by the following:

o        Customizing our products for use in international countries;
o        Longer accounts receivable payment cycles;
o        Difficulties in managing international operations;
o        Availability of trained personnel to install and implement our systems;
o        Exchange rate fluctuations;
o        Political instability;
o        Tariffs and other trade barriers;
o        Potentially adverse tax obligations;
o        Restrictions on the repatriation of earnings; and
o The burdens of complying with a wide variety of international laws and regulations.

In addition, the laws of some countries do not protect our intellectual property rights to as great an extent as the laws of the United States. Such factors could have a material adverse effect on our international revenues, earnings and our overall financial performance as we would have decreased intellectual property protection, making our properties and assets less valuable and making us a less attractive investment candidate.


WE MAY NOT BE SUCCESSFUL IN PROTECTING OUR PROPRIETARY RIGHTS OR AVOIDING CLAIMS THAT WE INFRINGE THE PROPRIETARY RIGHTS OF OTHERS.

         In the past, we have principally relied upon patent, copyright, trademark and trade secret laws, license agreements and employee nondisclosure agreements to protect our proprietary rights and technology. These laws and contractual provisions provide only limited protection. Although we currently have no critical proprietary rights or patents, we could incur substantial costs and diversion of money, time and management resources in the defense of any claims relating to the proprietary rights of others. The incurrence of such costs could reduce our income, harm our financial condition and harm our ability to increase our business.

FUTURE SALES OF OUR COMMON STOCK IN THE PUBLIC MARKET COULD HARM OUR STOCK PRICE AND OUR ABILITY TO RAISE FUNDS IN NEW STOCK OFFERINGS.

         The market price of our Common Stock could drop as a result of sales of large numbers of shares in the market, or the perception that such sales could occur. This is particularly true due to our relatively small number of stockholders and the resulting low trading volume of our Common Stock in the public market. These factors, together with the low price of our Common Stock, also could make it more difficult for us to raise funds through future offerings or maintain our listing on the Nasdaq Small Cap Market System.

FUTURE ACQUISITIONS AND/OR MERGERS MAY CONSUME SIGNIFICANT RESOURCES, MAY NOT BE SUCCESSFUL AND COULD EXPOSE US TO UNFORESEEN LIABILITIES.

         As part of our strategic plans, we intend to selectively pursue acquisitions and/or merger candidates to accelerate our entry into new markets. These transactions may involve significant cash expenditures, debt occurrence, additional operating losses, amortization of certain intangible assets, dilutive issuances of equity securities and expenses that could harm our future business operations and financial condition.

THE OUTCOME OF PENDING LITIGATION IS UNCERTAIN AND COULD HAVE MATERIAL ADVERSE FINANCIAL CONSEQUENCES.


         During 2002, the Company was involved in four significant matters of litigation in which it was a defendant. The Company has subsequently resolved three of those matters without material adverse consequences, but there is no assurance that the other unresolved matter can be resolved without material adverse financial consequences to the Company or that other unknown matters that could have a material adverse financial consequence could be brought against the Company.

                           FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements about Global ePoint and McDigit and its subsidiaries, which we intend to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are statements that are not historical facts, and include financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, results, ability to generate income or cash flows, products and services; the outcome of litigation; the impact of regulatory initiatives on our operations; our share of new and existing markets; general industry and macroeconomic growth rates and our performance relative to them and statements regarding future performance. Forward-looking statements generally are identified by the words "expects," "anticipates," "believes," "intends," "estimates," "should," "would," "strategy," "plan" and similar expressions.

The forward-looking statements in this proxy statement are subject to various risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Accordingly, our actual results following consummation of the Agreement may differ materially from those expressed in, or implied by, the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include:

               o    those risks and uncertainties we discuss under "Risk
                    Factors";

               o those risks and uncertainties we discuss or identify in our public filings with the SEC;

               o changes in any companies' businesses during the period between now and the completion of the transactions contemplated by the Agreement ; and

               o the successful integration into Global's business subsequent to the completion of the transactions contemplated by the Agreement.


You should understand various factors, in addition to those discussed elsewhere in this document and in the documents referred to in this document, could affect the future results of Global following completion of the transactions contemplated by the Agreement and could cause results to differ materially from those expressed in these forward-looking statements. The actual results, performance or achievement of Global could differ significantly from those expressed in, or implied by, our forward-looking statements. In addition, any of the events anticipated by our forward-looking statements might not occur, and if they do, we cannot predict what impact they might have on the results of operations and financial condition of Global following completion of the transactions contemplated by the Agreement. The forward-looking statements included in this document are made only as of the date of this document and we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.


                               THE SPECIAL MEETING

Global ePoint is furnishing this document to the holders of Global ePoint Common Stock as part of the solicitation of proxies for use at the Global ePoint special meeting of stockholders, including any adjournment or postponement of the special meeting.

DATE, TIME AND PLACE

Global ePoint will hold its special meeting on [ ,], 2003, at 10:00 a.m., local time, at its principal executive offices located at 339 S. Cheryl Lane, City of Industry, CA 91789.

PURPOSE OF THE GLOBAL EPOINT SPECIAL MEETING

At the special meeting, Global ePoint is asking holders of record of Global ePoint Common Stock as of the record date for the special meeting:

     1. to consider and vote on a proposal to approve the Agreement and all matters contemplated therein;

     2. to consider and vote on a proposal to increase the number of authorized shares of Common Stock to 50,000,000;

     3. to consider and vote on a proposal to elect eight directors to the Global ePoint Board of Directors to serve for the following year or until their successors are elected and qualified; and

     4. to transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

RECORD DATE; SHARES ENTITLED TO VOTE

Only holders of record of Global Common Stock at the close of business on May 19, 2003, the Global ePoint record date, are entitled to notice of and to vote at the special meeting. On the record date, [ ] shares of Common Stock were issued and outstanding, and were held of record by approximately [ ] stockholders.


VOTE AND QUORUM REQUIRED

Holders of Common Stock are entitled to one vote for each share held as of the record date. Approval of the exchange agreement and the increase in the number of authorized shares of Common Stock requires the affirmative vote of a majority of the total number of shares of Common Stock outstanding. Approval of the election of the eight directors nominated herein requires the affirmative vote of a majority of votes cast, in person or by proxy, at the meeting.

On the record date, directors and executive officers of Global ePoint beneficially owned in the aggregate 254,935 shares of Common Stock (excluding any shares issuable upon the exercise of options and warrants), or approximately 5% of the votes represented by the shares outstanding on the record date. All of such parties have indicated their intent to vote in favor of the issuance of additional Common Stock pursuant to the Agreement.

ABSTENTIONS; BROKER NON-VOTE

Any abstention will be counted for purposes of determining a quorum for the transaction of business, but will not be considered as a vote cast on any particular proposal on which the stockholder has chosen to abstain.

Treatment of a broker non-vote, which occurs in the event that a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be considered as a vote cast with respect to the proposal on which the broker has not voted.

VOTING OF PROXIES

All Common Stock represented by properly executed proxies received in time for the special meeting and not revoked will be voted at the special meeting, and at any adjournment or postponement of the meeting, in accordance with the instructions contained in the proxy. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of the Agreement and "FOR" the increase in the number of authorized shares of Common Stock.

You are requested to complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided for this purpose to ensure your shares of Common Stock are voted.

You may vote in person at the special meeting or by proxy. We recommend you vote by proxy even if you plan to attend the special meeting. You can always change your vote at the special meeting.

If your broker holds shares for you in "street name," you should instruct your broker to vote your shares, following the directions your broker provides. Check the material your broker sends you or call your account representative for more information. In the event you do not instruct your broker how to vote any shares held for you in "street name," those shares will not be voted for the proposal to approve the Agreement or for any other proposal with respect to which the broker does not have discretionary authority.

The Board of Directors is not aware of any other business to be brought before the Global special meeting or any adjournment or postponement of the meeting. If, however, other matters are properly brought before the special meeting or an adjournment or postponement of the meeting, the persons appointed as proxies will have discretionary authority to vote all Common Stock represented by duly executed proxies in accordance with their discretion and judgment.

REVOKING YOUR PROXY

You may revoke your proxy at any time before the proxy is voted at the special meeting by:

                    o submitting a written revocation to Global's Corporate Secretary at 1370 W. San Marcos Blvd., Suite 100, San Marcos, CA 92069;

                    o submitting a duly executed proxy bearing a later date to Global's Corporate Secretary at 1370 W. San Marcos Blvd., Suite 100, San Marcos, CA 92069; or

                    o    attending the special meeting and voting in person.

Simply attending the special meeting will not revoke a proxy. If you do not hold your Common Stock in your own name, you may revoke a previously given proxy by following the revocation instructions provided by the bank, broker or other party that is the registered owner of the shares.

SOLICITATION OF PROXIES

Global will pay the costs associated with this proxy and the soliciting of approvals to the proposals contained herein. In addition to solicitation by mail, directors, officers, employees and agents of Global may solicit proxies from Global stockholders by telephone or other electronic means or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and Global will reimburse them for their reasonable out-of-pocket expenses.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously determined the terms of the Agreement and the issuance of Common Stock pursuant thereto, as well as each of the other proposals to be considered at the special meeting, are in the best interests of Global and the Global stockholders. Accordingly, the Board of Directors recommends that Global stockholders vote "FOR" (i) the adoption of the Agreement, (ii) the proposal to increase the number of authorized shares of Common Stock to 50,000,000, (iii) the election of the eight listed directors to Global's Board of Directors.

To assure your shares of Common Stock are represented at the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the postage-paid envelope provided, whether or not you plan to attend the special meeting. You may revoke your proxy at any time before it is voted in the manner set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Security Ownership of Beneficial Owners

The following table sets forth, as of March 21, 2003, the shares of Global ePoint's capital stock beneficially owned by each 5% beneficial owner, by each Director or nominee, by each named executive officer individually, and by all Directors and executive officers as a group:

The percentage ownership information is based upon 4,824,709 shares of Common Stock outstanding as of March 21, 2003. Unless otherwise indicated in the footnotes below, each individual or entity has sole voting and investment power with respect to the Common Stock set forth opposite such individual or entity's name. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common Stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after March 21, 2003, are deemed to be outstanding and to be beneficially owned by that individual or entity holding the options, warrants or convertible securities for the purpose of computing the percentage ownership and voting power of that individual or entity, but are not treated as outstanding for the purpose of computing the percentage ownership and voting power of any other individual or entity.


                                                                      Number of Shares                 Percentage
                                                                        Beneficially                       Of
                   Name and Address of Beneficial Owner                   Owned (1)                      Class
                -------------------------------------------          --------------------           -----------------
                Frederick Sandvick (2)                                   1,016,668                      17.91%
                108 Ivy Street
                San Diego, CA  92101



                Keith Cannon (3)                                           168,467                       3.43%
                2300 Shawn Court
                Carlsbad, CA  92008



                Darrel L. Richardson (4)                                    20,000                        .41%
                148 22 North 45th Way
                Phoenix, AZ  85032



                Owen Lee Barnett (5)                                        23,134                        .48%
                1628 E. Palm Avenue #3
                El Segundo, CA  90245

                Toresa Lou                                                    0                            -
                2625 Clear Creek
                Diamond Bar, CA 91765

                John Pan                                                      0                            -
                2625 Clear Creek
                Diamond Bar, CA 91765

                John K. Yuan                                                  0                            -
                9401 Scenic Bluff Drive
                Austin, Texas 78733

                Jongil Kim                                                    0                            -
                1826 Kramer Lane
                Suite F
                Austin, TX 78758

                Mark McDermott                                                0                            -
                8905 Rockcrest Drive
                Austin, Tx. 78759

                Daniel Pearlson                                               0                            -
                3589 Multiview Drive
                Hollywood Hills, CA 90068

                Sean C. Fischer                                               0                            -
                13331 Saddle Lane
                Chino, CA 91710

                William W. Dolph, MD                                          0                            -
                9850 South Bermuda Road
                Las Vegas, NV 89123



                All directors and executive officers as a                1,228,269                      21.18%
                     group (11 persons)


-----------------------
(1) Unless otherwise indicated, all shares are owned beneficially and of record.
(2) Of the shares of common stock reflected in the table above, 163,334 are registered in Mr. Sandvick's name. The table also includes 853,334 shares of common stock issuable upon exercise of options.

(3) Of the shares of common stock reflected in the table above, 88,467 are registered in Mr. Cannon's name. The table includes options to purchase 80,000 shares of common stock.
(4) Of the shares of common stock reflected in the table above, 20,000 are all associated with options to purchase common stock.
(5) Of the shares of common stock reflected in the table above, 3,134 are registered in Mr. Barnett's name. The table includes options to purchase 20,000 shares of common stock.


                                  THE EXCHANGE

BACKGROUND OF THE AGREEMENT

 As a result of the sale of our core business (our lottery business) in June 2001, the Company has no longer been engaged in the business of manufacturing, selling, leasing and servicing of lottery vending machines. Since June 2001, Global has been reviewing a variety of new market opportunities that could provide it with the ability to accelerate the initial development phase generally required of a new product in order to transition into new business activities. In order to allow the board of directors and management flexibility to review a broad range of opportunities without being encumbered by a single investment banking firm or similar type of firm, the board of directors chose not to hire an investment banking firm to bring to the Company potential opportunities. Instead, the Company made it known in its filings, press releases and direct contacts that it was in the market to review opportunities that could enhance shareholder value for the Company and that it would accept opportunities brought by any investment banking firm or similar type of firm. In that regard, Global was brought a number of opportunities from a variety of sources and reviewed many of those opportunities, none of which resulted in a definitive agreement, although one of which resulted in a letter of intent that ultimately expired in February 2002. In April 2002, Global was contacted by Black Ink, LLC (Black Ink) to discuss the potential of acquiring, mergering or transacting some other type of mutually beneficial arrangement with clients of Black Ink's. The Company agreed to proceed with discussions with Black Ink on a nonexclusive basis while the Company continued to review other opportunities.

One of the opportunities presented by Black Ink was the potential merger with two businesses, one of which provided original equipment manufacturing of desktop and laptop computers and contract manufacturing services and the other of which was a distributor of computer products. The combined revenues of those two companies was represented to be in excess of $400 million in 2001. Both businesses were under common ownership by a single investor. We expressed an interest in that opportunity and proceeded with further discussions with Black Ink. However, meetings regarding the opportunity were delayed until the target companies could complete their 2001 and first quarter 2002 financial statements as well as a comprehensive business plan.

In August 2002, the business plan of those companies was provided to us. After reviewing the plan, Frederick Sandvick, the CEO of the Company, met with a representative of Black Ink and the management and the stockholder of the target companies. During the meeting, the business of the target companies and the business of Global were discussed as well as the benefits and detriments to a merger of all the companies. Mr. Sandvick expressed to the representative of Black Ink and the management and the stockholder of the target companies that the board of directors of Global was seeking an opportunity that had established its business, but had not yet fully exploited its potential market of that business, thereby affording the public shareholders the opportunity of benefiting from significant stock appreciation should that growth potential be exploited. Mr. Sandvick expressed the view that, although that type of growth opportunity was available with start-up companies, the board of directors of Global preferred not to acquire or merge with a start-up company because they wanted to minimize the risk of failure to the public shareholders. However, Mr. Sandvick also expressed the board of directors' reluctance to acquire or merge with a mature company because of the likelihood of the lack of the type of growth potential that the board was seeking for the public shareholders. After a review of the target companies by all at the meeting, it was the general consensus that those businesses had already exploited much of their target market and that, although there remained good growth potential, such growth would not likely be multiples of their existing business, which the board of directors of Global was seeking. Further, because those businesses provided very low gross margins on their revenue, it was Mr. Sandvick's assessment that the risk of margin erosion might outweigh the upside potential of the revenue growth. Therefore, it was decided that Global would not proceed with further evaluation of a merger with those target companies. However, during the meeting, the stockholder of the target companies introduced a new opportunity. He mentioned that he had common ownership of two other companies whose business was still in the early stages of development, much like a start-up with respect to its upside potential, but yet had established a business already generating revenue that might meet the criteria expressed by the board of directors of Global. Further, the stockholder expressed that the business had much higher gross margin potential than the target businesses. The new introduced companies were McDigit and Best Logic. It was agreed at the meeting that further discussions would continue regarding a potential transaction involving McDigit and Best Logic.


In September 2002, Mr. Sandvick once again met with a representative of Black Ink and John Pan, who is the CEO and sole stockholder of McDigit and the sole equity holder of Best Logic, to continue discussions regarding a potential merger with McDigit and Best Logic. During the meeting, the business of McDigit and Best Logic were more thoroughly discussed and the upside potential of the businesses were placed in focus. At the meeting, it was generally agreed that those businesses were primarily in the homeland security market although other broad applications might be introduced at later stages. In addition to McDigit and Best Logic, the stockholder of McDigit and Best Logic informed the group that he had ownership interests in two other companies that had products and or intellectual property rights in products that were in the start-up phases of development. Mr. Sandvick expressed his desire to include these companies or products in the transaction since they were also primarily homeland security related and, in his opinion, would create a more diversified company with synergy to its diversity. Further, during the meeting potential valuations were also discussed. Mr. Sandvick expressed the view of the board of directors of Global that they were seeking a $14 million valuation of Global, which is approximately $3 per share based on approximately 4.6 million shares outstanding at the time of discussions. Further discussions on relative exchange of shares were postponed until the management of Global had a further opportunity to review McDigit, Best Logic and the other potential products.

In the subsequent three months, the parties held numerous discussions and meetings to further explore the potential of merging Global, McDigit and Best Logic. During those discussions, certain potential products from one company, Sequent Technologies, Inc., a company primarily in the development stage, were introduced into the potential transaction between the parties. Informal projections were provided to Global concerning those products and, based on the potential explosive growth of those products, Mr. Sandvick offered to provide an earn-out based formula as part of the exchange of shares of stock in the merger transaction if those products were included as part of the transaction. Further, Mr. Sandvick offered to base the initial issuance of shares of Global in exchange for 100% of the shares of the other companies on forecasts that could be reasonably supported. The shareholder of McDigit and Best Logic desired to achieve a minimum exchange that would equal 50.1% of the outstanding common stock of Global after the exchange, plus shares that would need to be issued to Black Ink. Mr. Sandvick was informed by the shareholder of McDigit and Best Logic that they had agreed to provide Black Ink with 5% of the transaction. Mr. Sandvick agreed to provide such percentages assuming that the combined entities could meet certain minimum performance requirements in 2003. Since the stock market had been and continues to be extremely volatile, it was agreed that a formula based methodology for determining the stock price would be used. After informal consultation with various individuals with experience in the public markets and based on the board of directors own experiences, we offered a formula of ten times earnings to determine a derived market value of the Company. That derived value would then be divided by the then outstanding shares to determine the per share derived value. The management and shareholder of McDigit and Best Logic countered that the multiple in the public market of their main competitor was between 20 to 30 times earnings and that the multiple should be much higher than ten. However, after much discussion, the management and shareholder of McDigit and Best Logic agreed that the use of the lower multiple was more indicitive of a stabilized market and that it would be used for purposes of determining shares to be issued to them in the proposed transaction.

Once the basis of a per share formula had been agreed upon, Mr. Sandvick agreed to their minimum exchange of shares required for a merger but condtioned the exchange on them being able to demonstrate by reasonable forecasts prior to a closing of the merger that in 2003 the combined activities of McDigit, Best Logic and the products of Sequent would minimally generate $30 million in revenue and $3 million in net income. These levels were used because, based on a ten multiple and shares outstanding of approximately 10 million post merger, Global would be able to attain at McDigit's minimum levels of performance an expected per share price of approximately $3.00. Once Global achieved a $3 per share "derived value," it was then agreed that the shareholders of McDigit, Best Logic and Sequent could "earn-out" more shares by generating greater earnings over the next three years, so long as there was a maximum issuance of shares. The maximum number of shares that could be issued was agreed to not exceed 80% of the outstanding common stock of Global (subject to an additional 5% issuance if McDigit's pretax income in any of 2003, 2004 or 2005 exceeds $110 million). Both parties then agreed that the issuance of those additional "earn-out" shares would be based on the same "derived value" formula such that future earnings would be multiplied by ten then divided by the minimum levels of required per share value that the board of directors of Global sought for those three years. Mr. Sandvick provided those minimum levels at $3.00 per share for 2003, $3.90 per share for 2004, and $4.70 per share for 2005. Mr. Sandvick believed, after discussions with the board of directors of Global and other sources, that approximately 30% growth levels in minimum performance were reasonable for the public shareholders. The management and shareholder of McDigit and Best Logic countered that those levels would be acceptable so long as Global achieved certain minimum levels of revenues from its future payments from Interlott and other revenue sources of its business activities. Both parties agreed to a $1 million revenue level from Global in those years to achieve those minimum per share prices. If not achieved, both parties agreed to a 10% reduced per share price level, which was $3.00 for 2003, $3.60 for 2004, and $4.40 for 2005,
approximately 20% growth levels rather then 30%. The final terms of the agreement with McDigit, based on estimated net income of $3,000,000 and an estimate of a $30,000,000 valuation divided by the number of shares of Common Stock expected to be issued and outstanding at the closing of the transaction, reflect a per share value of $2.93.

Final negotiations proceeded very quickly once the exchange ratios and earn-out formulas had been agreed upon. Mr. Sandvick then also required that McDigit and/or Best Logic place a significant deposit to show good faith for Global to proceed with the transaction. After much discussion, the parties agreed to a nonrefundable $50,000 deposit at the time of signing a letter of intent and a $300,000 deposit at the time of execution of a definitive agreement. The $300,000 deposit, or a portion thereof, would only be refundable in certain limited conditions.

On January 18, 2003, Global executed a letter of intent with McDigit, Best Logic and Sequent proposing the terms of the Agreement. Subsequent to the letter of intent, the shareholder of McDigit and Best Logic combined the entities with McDigit remaining as the parent company. In addition, McDigit also acquired the pertinent product technology from Sequent. As a result, it was determined that the Agreement need only be between Global and McDigit. A definitive agreement was then negotiated by Mr. Sandvick, the management of McDigit and the shareholder of McDigit under the terms as outlined in the letter of intent. Under the Agreement, the maximum number of earn-out shares that could be issued based on the projections would be 21,994,494, all of which would be issued for the 2003 fiscal year. No additional shares would be issued for 2004 and 2005.

During February and March 2003, representatives of Global, and its outside legal team commenced a due diligence investigation of McDigit, Best Logic and Sequent from an operational, financial, accounting, tax and legal perspective. On March 27, 2003, Global retained the services of Capital West Securities, Inc. to act as financial advisor solely with respect to evaluating the proposed transaction for fairness to Global's shareholders.


REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors, at a meeting held on March 29, 2003, unanimously determined the Agreement and the authorization of additional shares of Common Stock are in the best interests of the Global stockholders. Accordingly, the Board of Directors recommends Global stockholders vote "FOR" approval of the Agreement and "FOR" authorization of additional shares of Common Stock. In the course of determining the Agreement is in the best interests of Global stockholders, the Board of Directors consulted with management, as well as its financial and legal advisors, and considered a number of factors in making its determination, including, but not limited to:

                    o an assessment by the Board of Directors relating to Global's financial performance and future opportunities and prospects, including the risks involved in achieving these prospects and current industry, economic and market conditions;

                    o the risk that the trading price of the Common Stock would decline;

                    o the increased competitive pressure on a small company such as Global should it remain independent;

                    o the belief there are synergies in combining Global's business with that of McDigit, including the ability to provide a wider variety of products and services;

                    o the belief there are no available alternatives, including remaining as an independent, stand-alone company, that were attractive to Global's stockholders;

                    o the nature and estimated value of the consideration offered in the Agreement;

                    o the opinion of Global's financial advisor as to the fairness, from a financial point of view, of the Agreement;

                    o historical information concerning the respective businesses, financial performance and condition, operations, technology and management of each of Global and McDigit;

                    o management's view of the financial condition, results of operations and businesses of Global and McDigit before and after giving effect to the Agreement and the Board of Directors' view of the merger's potential effect on stockholder value;

                    o current financial market conditions and historical market prices,

                    o the belief held by Global's Chairman and Chief Executive Officer, after consultation with Global's legal advisors, that the terms of the Agreement are reasonable;

                    o the potential impact of the Agreement on customers and employees; and

                    o the results of the due diligence investigation of McDigit.

 The negative factors the Board of Directors considered included:

                    o the risk that the potential benefits of the Agreement may not be realized;

                    o    the loss of control over Global's future operations;

                    o the difficulty of integrating McDigit with Global and the management effort required to complete the integration;

                    o the possibility that the Agreement may not be consummated, even if approved by the board of directors of Global and McDigit;

                    o the effect of the public announcement of the Agreement on Global's customer relations;

                    o the risk that shareholders of McDigit could end up owning 85% of the Common Stock, thereby exerting nearly total control of the Company and further diluting the value of of the Common Stock;

                    o the fact that, as a result of the change of control, we will have to seek re-listing with NASDAQ;

                    o any inability by new management to adapt to being a public reporting company

                    o any inability of new management to successfully react and adapt to changes in the markets in which McDigit competes;

                    o the effects of having less focus by new management on our currently existing business;

                    o state of the global economy, particularly with respect to new technology products and services;

                    o    McDigit's variable sales cycles;

                    o    any future dependence on government contracts;

                    o    government regulation of McDigit's industry;

                    o    increased    intellectual   property   protection   and
                         liability exposure;

                    o McDigit's current dependence on a limited number of customers and suppliers; and

                    o conflicts of interest among the new officers and directors.


The Board of Directors concluded that these risks could be managed or mitigated or were unlikely to have a material impact on Global or the Agreement, and that, on balance, the potential benefits of the Agreement outweighed the risks.

The foregoing discussion addresses the material information and factors considered by the Board of Directors in its consideration of the approval of the Agreement. It is not intended to be exhaustive but includes the material factors considered by the Board of Directors. In view of the variety of factors and the quality and amount of information considered, the Board of Directors did not find it practicable to and did not quantify or otherwise assign relative weights, to the specific factors considered in reaching its determination. The determination to approve the Agreement was made after consideration of all of the factors in the aggregate. Individual members of the Board of Directors may have given different weight to different factors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS GLOBAL STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AGREEMENT AND THE ISSUANCE OF COMMON STOCK PURSUANT THERETO.

OUR BUSINESS FOLLOWING THE MERGER

Upon approval of the Agreement and Closing of the transactions contemplated by the Agreement, McDigit will become a wholly-owned subsidiary of Global. Although the majority of our current board will be retained, the board of directors and management of Global will be substantially those as selected by the stockholder and management of McDigit. Therefore, it is anticipated that the primary business activities of Global will be those of McDigit's (see "Certain Information Concerning McDigit" and "Certain Information Concerning Best Logic" herein). However, it is further anticipated that Global will continue to review plans that can maximize the value of its non-lottery related assets and rights it received upon sale of its lottery assets in 2001 (see "Certain Information Concerning Global" herein).

OPINION OF GLOBAL'S FINANCIAL ADVISOR

The Board of Directors engaged Capital West Securities, Inc. to render an opinion as to the fairness of the terms and conditions of the Agreement, from a financial point of view, to the holders of Common Stock. Capital West rendered its opinion to the Board of Directors that, as of April 3, 2003, the terms and conditions of the Agreement was fair, from a financial point of view, to the holders of Common Stock. Global ePoint has not had any material relationships with Capital West during the past two years.


A COPY OF THE WRITTEN OPINION OF CAPITAL WEST SECURITIES, INC. RENDERED TO THE BOARD OF DIRECTORS, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, SCOPE AND LIMITATIONS OF THE REVIEW UNDERTAKEN AND THE PROCEDURES FOLLOWED IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT. GLOBAL STOCKHOLDERS ARE ADVISED TO READ THAT OPINION IN ITS ENTIRETY. THE OPINION OF CAPITAL WEST DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SPECIAL MEETING.

To render its opinion, Capital West reviewed the Agreement, the periodic reports filed by Global with the SEC, including annual reports for the year ended December 31, 2002, and conducted the following additional analyses:

         - Read the independent audits, dated December 31, 2002 of McDigit, Inc, Sequent Technologies, and Best Logic, LLC;

         - Reviewed McDigit's forecasts and other forward-looking information and conducted due diligence to determine how management calculated its estimates;

         - Reviewed list of McDigit's prospects and customers, which included police departments, drug enforcement agencies, government transportation authorities, national guards, airports, sheriffs offices, border patrols, postal services, security and alarm firms, airlines and retail product firms;

         - Used formula based methodology for determining the value of the merger, based on the average closing price for Global's common stock in January 2003;

         - Used revenue and earnings based methodologies for determining multiples being paid and compared them to other companies in the same industry as McDigit and their stock price relative to earnings;

         - Additional analysis conducted were comparable company analysis, discounted cash flow, financial and comparative analysis;

         - Held discussions with members of senior management of Global and McDigit concerning past and current operations, financial condition and future prospects of their respective companies, both as independent companies and as a combined company;

         - Discussed with the respective senior management of each company their assessment of and strategic rationale for, as well as any potential benefits of, the transactions contemplated by the Agreement.

The conclusion was the analysis supported the consideration paid in this transaction.

Capital West's analysis of McDigit and its subsidiaries was conducted using the following valuation methods: peer group analysis of price/earnings (P/E) multiple, peer group analysis of various financial ratios, discounted cash flow
(DCF) analysis and analysis of comparable transactions. Based on all methods detailed above, Global Epoint's acquisition of Mc Digit, Inc. is below the prices paid for comparable companies and lower than the financial ratios of other publicly trading companies.

Guideline Group Multiple:
------------------------


Capital West compared selected operating results of Best Logic, LLC and McDigit, Inc. to the publicly available corresponding data of the following companies and indexes that Capital West determined were comparable. Due to the new nature of industry and the limited number of pure industry companies, Capital West was forced to utilize indexes for comparable information. These companies and indexes for the Capital West Group Guideline Multiple are as follows:

Company/Index                   Ticker Symbol       P/E RATIO         Est. LT Growth Rate
-----------------------------   --------------    ----------------  -----------------------
Identix Incorporated                IDNX               Negative          35.50
InVision Technologies, Inc.         INVN               3.86              20.00
Kroll, Inc.                         KROL               29.41             20.90
Symbol Technologies, Inc.           SBL                54.22             19.09
Verint Systems, Inc.                VRNT               50.36             26.00
Russell 2000 Technology Index       R20TECH            Negative
NASDAQ computer Index               IXK                4,638.90
Russell 2500 Technology Index       R25TECH            Negative          _______
         Average                                       34.46*            24.3%*

*Please note that the average P/E ratio and growth rates are not calculated using the numbers from any of the three- (3) indexes shown above.

Price Earnings (P/E) Ratio:
---------------------------

Utilizing the companies in the Guideline Group above, the P/E ratio for McDigit is at the low end of the range. The Acquired Companies were purchased on an approximate 9.27 P/E ratio ($796,489 earnings/$8,585,000 purchase price). The only company with positive earnings and the only company with positive earnings to have a lower P/E ratio is InVision Technologies, Inc. Additionally, the P/E of McDigit is well below (34.46 - 9.27= 25.19) the 34.46 average for the Guideline Group. The conclusion is that Global Epoint's acquisition of McDigit is below the average P/E ratio for the Guideline group and thus, an attractive acquisition for its shareholders based on this technique.

Comparative Ratio Analysis, selected financial data: The following table compares selected financial valuation multiples of McDigit with corresponding average and median data for the companies selected by Capital West, based on the trailing 12 months data from publicly filed data with the Securities and Exchange Commission ("SEC") documents.


                                                    Market Value to:  Enterprise value to:
                                                    ---------------   -------------------
                                                Net Income x Book Value x Revenues x EBITDA
Capital West Selected Company Average                88.59    1.95    .07      15.65
Capital West Selected Company Median                 37.65    1.97    .13      12.42
Best Logic/Sequent Technologies, Inc.                10.78    4.29   1.09      10.44


As of the above comparisons indicates, the price of McDigit at the time of acquisition values the share of target companies below that of the comparative group used in this analysis in all four (4) of the evaluation criteria.

None of the companies used in the comparison are judged to be identical to McDigit. As such, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the acquired companies are being compared.

Discounted Cash Flow Analysis
-----------------------------

Capital West performed a discounted cash flow ("DCF") analysis for McDigit using management's projections on a stand-alone basis. We acknowledge that the growth rates for sales and earning are much greater than the industry average. Thus, to see how high of a required rate of return an investor could require and still generate a number approximating the valuation ($8,585,000) of the transaction in question. The assumptions used in the DCF analysis are as follows:
o Required Rate of Return (K) = 1000% of both cash flow period; 2003 through 2005 and the calculation of the terminal value; 2006 and beyond;
o    Growth rate (G) of Cash Flow 5% for the terminal value;
o The projected unlevered net free cash flows for the fiscal years 2003 through 2005;
o The capitalization perpetuity value of the anticipated future 2005 cash flows. The capitalization rate was calculated by subtracting an assumed long-term growth rate of 5% from the required rate of return of 1000%, 995% (1000% - 5%).
o Discount Cash Flow (DCF) Value = the discount cash flows in 2003, 2004 and 2005 + the terminal value.


Numbers provided by management for the Acquired Companies as follows:
                                    Numbers in 1,000's

                           2002(ACT)        2003(EST)         2004(EST)         2005(EST)
                          -----------    --------------    --------------   ----------------
Sales                      $9,235           $90,852           $144,752          $206,902
Cost of Goods Sold         6,547            47,307            73,832            103,885
Gross Profit               2,687            43,545            70,920            103,017
Operating Expenses         1,807            10,675            13,037            16,969
Taxes                       13              12,491            21,995            32,698
Net Income (NI)            868              $20,379           $35,888           $53,349
Growth Rate (NI)           2,248%           76.10%            48.65%
Annualized Cash Flow Growth Rate    790.91

Capital West notes that the return must exceed the growth rate for discounted cash flow calculations, assumed K, a required rate of return 1,000%, and concluded as follows:

D1 = 20,379,000 Value today = 20,379,000/(1 + 10.0) 1 = $1,852,636
D2 = 35,888,000 Value today = 35,888,000/(1 + 10.0) 2 = $296,595
D3 = 53,349,000 Value today = 53,349,000/(1 + 10.0) 3 = $40,082 Terminal
     Value: formula D4 / (K - G)
D4 = 53,349,000 x 1.10 = $58,683,000
                                   = 58,683,000/(10.0-.05) = 5,927,939
Thus, the value is D1 + D2 + D3 + D4 = $8,117,252

The sum of the discounted cash flows and the present value of the perpetuity value is the value of the invested capital. Invested capital is the sum of all capital, both long-term debt and equity capital. The fair value of the equity can be estimated by subtracting the long-term debt (none in this analysis) and the liquidation value of preferred stock from its invested capital. Thus, even when utilizing ultra high-required rates of return, the company still will maintain the valuation based on management's revenue and earning estimates.

Using different discount rates will get different DCF valuations. Assuming a 50% required rate of return (a return benchmark commonly utilized by venture capitalists) and a 5% cash flow growth rate for 2006 and beyond, McDigit is worth $175,650,000 ($45,343,333 for cash flows 2003, 2004 and 2005 + a terminal value of $130,306,667 for cash flow generated in 2006 and beyond) - far more than the amount actually paid. Thus, if management can achieve their cash flow targets for only the first three years, the acquisition of McDigit will prove accretive to earnings immediately and a valuable acquisition for Global Epoint shareholders. A valuation of $10,851,991 is reached with a required rate of return of 750% and the same 5% terminal cash flow growth rate. Thus, even at very high-required rates of return or discount rates, the purchase of McDigit is a good acquisition, if management's earnings forecasts are accurate.

Recent Initial Public Offerings Mergers & Acquisitions Activity:

The calendar year 2002 had an IPO from the Guideline Group that establish market values for companies in this space. The IPO was for Verint Systems, Inc. (VRNT) in May of 2002 the company raised $72,000,000 (4.5 million shares @ $16.00 per share). With total outstanding shares of 23.8 million, this placed a value of $ $380.80 million (23.8 million shares X $16.00). VRNT has performed well since the offering and is trading above the IPO price at $16.61 per share as of April 1, 2003.

Valuing McDigit under the same valuations standards as this IPO, we observe the following comparison:

                                    Acquired companies                 VRNT
P/E Ratio                           11%                                50.36%
Book Value/Sales                    22%                                61%
Operating margin                    9.54%                              6.37%
Return on Assets                    27.83%                             6.27%

With the exception of the Book Value to Sales Ratio, the acquisition of McDigit is at a favorable valuation to the IPO of VRNT. Our conclusion is that the purchase price for McDigit that should have a premium for a control position equal to 25 to 35% actually has a discount to that of the above-referenced IPO valuation of a comparable company, VRNT in this case. Thus, the acquisition of McDigit is at an attractive valuation for the Global's shareholders.


In rendering its opinion, Capital West assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with Capital West. With respect to projections of financial results and other information and data provided to or otherwise reviewed by or discussed with Capital West, Capital West assumed that such projections and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the parties to the Agreement. Capital West did not assume any responsibility for the independent verification of any such projections or other information provided to it and relied further upon the assurances of the senior management of Global and McDigit that they are unaware of any facts that would make such projections or other information provided to Capital West incomplete or misleading in any material respect.

Capital West did not express any opinion as to the price at which the Common Stock would trade following the date of its opinion and prior to the consummation of the Agreement or the price at which Common Stock will trade following the consummation of the Agreement. Capital West did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Global and McDigit and was not furnished with any such appraisal or evaluation. Capital West also made no independent evaluation or appraisal of the combined company and expressed no opinion as to the future prospects, plans or viability of the combined company. Capital West expressed no view as to, and its opinion does not address, the relative merits of the terms and conditions of the Agreement as compared to any alternative business strategies that might exist for Global. Capital West's opinion is necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed to Capital West as of the date of its opinion. Capital

West was not asked to and did not recommend the specific exchange ratio provided for in the Agreement, which was determined through negotiation between the management of Global and McDigit. In its analyses, Capital West made numerous assumptions with respect to Global and McDigit, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Global and McDigit. The estimates contained in such analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Capital West's opinion and analyses were only one of many factors considered by the Board of Directors in its evaluation of the Agreement and should not be viewed as determinative of the views of the Board of Directors or the management of Global with respect to the merger. Capital West's opinion is based on its consideration of the collective results of all of its analyses, together with the other factors referred to in its opinion letter. The valuations resulting from these analyses were compared by Capital West to the transaction value represented by the Agreement. The Letter of Intent was signed on January 18, 2003 and using the average closing stock price for Global's shares for the month of January 2003, which was $1.45, the value of the transaction used was $ 8,585,080.


Global selected Capital West to render the fairness opinion based upon Capital West's presentations to management regarding its investment banking and mergers and acquisitions qualifications. Global has paid Capital West fees totaling $30,000 in connection with rendering its opinion in connection with the Agreement. Global has also agreed to reimburse Capital West for its reasonable out-of-pocket expenses, including reasonable fees and expenses of its counsel. No limitations were imposed by Global on Capital West with respect to the investigations made or procedures followed in connection with its engagement or the rendering its opinion. Capital West has consented to the use of their opinion in this proxy statement.


As part of its investment banking business, Capital West is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

CONFLICTS OF INTEREST OF DIRECTORS AND OFFICERS

   Interests of Executive Officers and Directors

In considering the recommendation of the Board of Directors regarding the Agreement, you should be aware that only Mr. Sandvick had any interest that might be considered different from those of other stockholders of Global, as described below. The Board of Directors was aware of this matter and considered it in recommending and approving the Agreement.

   Consulting Agreement

One of the conditions to consummation of the transactions contemplated by the Agreement is the satisfactory completion and execution of a consulting agreement between Global and Frederick Sandvick, our Chief Executive Officer and Chairman of the Board of Directors. This consulting agreement must provide the same compensation as is payable to Mr. Sandvick pursuant to his current employment agreement with Global. Bonuses and other terms are to be negotiated. Mr. Sandvick has agreed to waive his severance he could have required Global to pay pursuant to his employment agreement as a result of this transaction. His severance would have been approximately $900,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Global ePoint has no related party transactions or other applicable relationships.

NO APPRAISAL OR DISSENTERS' RIGHTS

Global stockholders will not be entitled to any dissenters' appraisal rights with respect to the merger, because Global is not merging within the meaning of that term as defined under the Nevada Revised Statutes.

ACCOUNTING TREATMENT

The merger pursuant to the Agreement will be treated as a reverse acquisition using the purchase method of accounting, with McDigit, Inc. being treated as the acquirer for accounting purposes. Accordingly, the total purchase cost will be allocated to the tangible and intangible assets acquired and liabilities assumed of Global ePoint, Inc. based on their respective fair values in accordance with SEC interpretations of accounting for reverse acquisitions. Fair value will be determined by the fair value of outstanding shares of Global ePoint, Inc..

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The terms of the Agreement are intended to qualify as a "tax-free reorganization" for purposes of United States federal income tax laws. As such, our stockholders who are subject to United States income tax will not recognize gain or loss upon the closing thereof. The transactions contemplated by the Agreement also are not intended to result in the recognition of gain or loss to us in the respective jurisdictions where we are subject to taxation. NO OPINION OF COUNSEL, NOR ANY RULING FROM THE INTERNAL REVENUE SERVICE, HAS BEEN OBTAINED IN CONNECTION WITH THE PUBLICATION OF THE FOREGOING INCOME TAX CONSEQUENCES. THIS INFORMATION IS FOR GENERAL INFORMATION ONLY AND YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTANTS AND TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION TRANSACTION TO YOU.

                            THE TRANSACTION DOCUMENTS

THE AGREEMENT

The following is a summary of the material provisions of the Agreement. This summary does not purport to describe all the terms of the Agreement and is qualified by reference to the complete Agreement which is attached as Annex A to this proxy statement and incorporated by reference. You should read the Agreement in its entirety, as it is the legal document governing the terms and conditions of the Agreement.

   Effective Time and Timing of Closing

The transactions pursuant to the Agreement will be completed and become effective when the certificate of merger is filed with the Secretary of State of the States of Nevada and California, or at such later time as the parties may agree and as is specified in the certificate of merger in accordance with Nevada and California law. The closing of the Agreement will take place upon the satisfaction of the conditions set forth in the Agreement. The date of closing shall occur on or before June 30, 2003, which may be extended by 45 days if a delay in closing is solely due to a third party not in the control of any of the parties to the Agreement.

We cannot assure you when, or if, all the conditions to completion of the Agreement will be satisfied or waived. The parties intend to consummate the Agreement as promptly as practicable subject to receipt of stockholder approval thereof and all requisite regulatory approvals.

   Consideration

Exchange Ratio. At the closing, equities of McDigit issued and outstanding immediately prior to completion of the transaction will be exchanged for an aggregate of 5,383,472 shares of Common Stock.

Fractional Shares. No certificates or scrip representing fractional Common Stock will be issued. Any equity holders of McDigit who would otherwise be entitled to a fraction of a share of Common Stock will be entitled to have the number of shares rounded to nearest whole number.

   Issuances Following the Merger

Equity holders of McDigit may be entitled to receive additional Common Stock upon the occurrence of certain events or the achievement of financial milestones, as specified in the Agreement.

As of March 21, 2003, we had issued and outstanding 4,824,709 shares of Common Stock, each of which is entitled to one vote on each matter submitted to security holders for a vote. Pursuant to the Agreement, we will issue to equity holders of McDigit such number of shares of Common Stock as equals approximately 50.1% of the Common Stock and 50.1% of the voting power of the outstanding Common Stock immediately thereafter.

   Payment Procedures

Before the closing, we will appoint an exchange agent to handle the exchange of equities for certificates representing Common Stock. Promptly after closing, the exchange agent will mail to each former equity holder of McDigit a letter of transmittal to be used to exchange their equity interests for certificates representing Common Stock. The letter of transmittal will contain instructions explaining the procedure for surrendering equity interests of McDigit. After an equity holder of McDigit delivers its certificate and a properly completed letter of transmittal to the exchange agent, the exchange agent will deliver to the holder the whole number of shares of Common Stock such holder has the right to receive pursuant to the terms of the Agreement.

Global stockholders will not exchange their stock certificates.

   Treatment of Stock Options

There are no stock option plans or other stock options outstanding for McDigit.

   Representations and Warranties

The Agreement contains a number of representations and warranties made by Global to McDigit, including those regarding:

                    o    corporate organization and good standing;

                    o corporate power and authority to enter into the Agreement;

                    o absence of a breach of corporate governance documents, contracts and laws as a result of the transactions contemplated by the Agreement;

                    o    capital structure;

                    o accuracy of information supplied for use in this document and any documents filed with the SEC or any other governmental entity in connection with the Agreement;

                    o    absence of certain material adverse changes or events;

                    o third party and governmental consents and filings required for the merger;

                    o    compliance with applicable laws;

                        o finders' or brokers' fees; and

                    o    board of director approval.

In addition, McDigit, on its own behalf and on behalf of its subsidiaries, made representations and warranties to Global as to:

                    o    Corporate organization and good standing;

                    o Corporate power and authority to enter into the Agreement;

                    o    subsidiaries and affiliates;

                    o lack of violations of corporate governance documents, contracts or laws;

                    o    pending and threatened litigation;

                    o    possession of required permits;

                    o    environmental matters;

                    o    tax matters;

                    o    Employee benefits;

                    o    the stockholder vote required to adopt the Agreement;

                    o    intellectual property;

                    o    validity of contracts;

                    o    interested party transactions and insurance; and

                    o accuracy of information provided and documents delivered to Global pursuant to the Agreement.

The representations and warranties contained in the Agreement will not survive, but they form the basis of certain conditions to each parties obligations to complete the transactions under the Agreement.

   Conduct Of The Business Of Best Logic and McDigit Prior To The Merger

McDigit has agreed to certain restrictions on the manner in which it will carry on its business and the business of Best Logic, until completion of the terms of, or the termination of, the Agreement. In general, except if specifically contemplated by the Agreement or to the extent Global consents in writing, Best Logic and McDigit will each conduct their business in the ordinary course consistent with past practice and use reasonable best efforts to preserve intact its business organization and licenses, maintain its intellectual property, keep available services of its present officers and key employees and preserve the goodwill of those having business relationships with it.

   Employee Benefits

Subject to the requirements of applicable law, Global is not required to maintain any of the compensation or benefit plans of McDigit after consummation of the transactions contemplated by the Agreement. McDigit and Best Logic employees will receive credit for purposes of eligibility to participate, vesting and eligibility to receive benefits under any employee benefit plan, program or arrangement established or maintained by them for service accrued prior to consummation of the Agreement.

   Agreement To Cooperate

The parties to the Agreement have agreed to use their reasonable best efforts to take all action and to do all things necessary, proper or advisable under applicable laws to consummate the transactions set forth therein. This includes the use of reasonable best efforts to, among other things:

                    o prepare and file with the SEC this proxy statement and seek to have such filing cleared and/or declared effective by the SEC as soon as reasonably practicable after filing;

                    o take such actions as may reasonably be required in connection with the issuance of the Common Stock in connection with the Agreement;

                    o make all governmental filings and other required submissions; and

                    o obtain necessary or appropriate consents, waivers or approvals of third parties required in connection with the Agreement.

   Indemnification

Global and McDigit have agreed to indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.

   Conditions To The Merger

The obligations of the parties to complete the transactions set forth in the Agreement are subject to the satisfaction of each of the conditions described below:

                    o adoption of the Agreement by (i) the board of directors and (ii) holders of a majority of the outstanding equity of McDigit;

                    o approval of an increase in the size of the Board of Directors to eleven members and appointment of eight persons to the Board of Directors to fill the newly created positions as well as the position to be vacated by Frederick Sandvick upon consummation of the Agreement;

                    o preparation and filing of this proxy statement with the SEC and same is declared effective by the SEC as soon as reasonably practicable after filing;

                    o absence of any legal restraints or prohibitions preventing consummation of the Agreement or permitting consummation subject to conditions or restrictions that would have a material adverse effect on the transactions contemplated by the Agreement, or a material adverse effect on any company which is a party to the Agreement.

                    o satisfactory completion of the consulting agreement with Frederick Sandvick;

                    o satisfactory proof demonstrating Best Logic is wholly-owned by McDigit;

                    o delivery to Global of 100% of the certificates representing all of the equity of McDigit;

                    o the representations and warranties of each of the companies remain accurate and no material adverse change in their businesses not previously disclosed shall have occurred;

                    o all documents required to be filed with local, state and federal authorities have been filed and all required approvals have been obtained;

                    o delivery by McDigit to Global of specified financial statements, which reflect a positive net stockholders' equity for McDigit of at least $2 million as of December 31, 2002, and Best Logic's income statement for the year ended December 31, 2002 reflecting aggregate income before taxes of at least $750,000;

                    o reasonably based forecasts of McDigit reflecting revenue of at least $30 million for fiscal year 2003 and income before taxes of at least $3 million;

                    o Global's financial statements shall reflect a positive stockholders' equity of at least $7 million and cash, cash equivalents and short-term investments of at least $4 million as of December 31, 2002;

                    o Global shall retain its status as a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                    o McDigit shall have received a letter from Global's counsel that Global is not an investment company under the Investment Company Act of 1940 or that Global is required to comply with any requirements of such Act.;

                    o none of the properties or assets of any of Best Logic or McDigit shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the written consent of Global;

                    o Global shall have received an opinion of counsel in form and substance satisfactory to Global and its counsel with regard to the transaction and other matters contemplated by the Agreement;

                    o Global shall have received, not less than twenty (20) business days prior to the closing, a list of each new shareholder and each designee who is to receive Common Stock, together with the number of shares of Common Stock such individual or entity is to receive;

                    o Global shall be satisfied, in its sole discretion, with the results of the fairness opinion delivered by Capital West; and

                    o McDigit shall have entered into written agreements with respect to any transactions with any of its employees, officers, directors or stockholders (other than transactions respecting the employment of such individuals) or any person related to or affiliated with any such employees, officers, directors or stockholders, which such written agreements shall be in form and substance satisfactory to Global in all respects.

We do not currently anticipate waiving any of the conditions to the securities exchange and we currently do not have any information that any of the closing conditions will not be met. However, we may waive certain of the conditions in the event our Board of Directors determines such condition(s) not to be material to closing the transaction. Even if the Board were to waive any condition, it is anticipated that such waiver would only be with respect to conducting the closing and the condition not met prior to closing would become a post-closing obligation of McDigit, for which penalties would be based on the particular condition(s) that remained unsatisfied.

The closing of the transactions with McDigit is expected to occur immediately following the shareholder vote on the matters set forth herein. Accordingly, while we would not re-seek a shareholder vote, we may re-solicit shareholders by amending and re-mailing this proxy statement in the event there is a material change in the terms of the transaction.


   Termination

The Agreement may be terminated at any time prior to the effective time of the merger by:

                    o    the mutual written consent of all parties;

                    o either party, if the McDigit equity holders fail to vote in favor of adoption of the Agreement or the Global shareholders fail to vote in favor of adoption of the Agreement;

                    o either party, if any order, decree or ruling that permanently restrains or prohibits consummation of the merger becomes final and non-appealable;

                    o either party, if the other party has breached any representation, warranty, covenant or agreement contained in the Agreement, such that the conditions to the nonbreaching party's obligation to consummate the merger cannot be satisfied;

                    o Global, if McDigit fails to fulfill or satisfy any of the closing conditions or any conditions precedent to Global's obligations are not met;

                    o McDigit, if Global fails to fulfill or satisfy any of its closing conditions or any conditions precedent to their respective obligations are not met;


   Non-Refundable Deposit

Upon the signing of the letter of intent, Global was paid $50,000 by Best Logic for exclusive negotiating rights with respect to a transaction. Additionally, as a condition of proceeding with all the preparation and filings necessary to complete the transactions contemplated by the Agreement, and as a good faith deposit for the transaction, McDigit paid to Global, upon execution of the Agreement, a deposit of $300,000. This deposit shall be forfeited to Global in the event McDigit elects not to close by June 15, 2003 for any reason or do not meet the conditions necessary to close by June 15, 2003, which such date may be extended by 45 days if a delay in closing is solely due to a third party not in the control of McDigit. The deposit shall not be forfeited if: (i) Global's representations and warranties do not remain reasonably accurate as of the closing date, (ii) shareholder approval by Global is not obtained, unless failure to obtain such approval is due to information and efforts needed from McDigit which interferes with Global's ability to obtain shareholder approval or, (iii) Global is no longer a reporting company under the Exchange Act. In the event a material adverse change occurs to the forecasts made by McDigit and such changes were not foreseeable at the time of the Agreement, only $100,000 of the $300,000 deposit shall be forfeited. In the event McDigit is acquired by Global as proposed in the Agreement, the deposit shall remain as an asset of Global.

   Expenses

The Agreement provides that all costs and expenses incurred in connection with the Agreement will be paid by the party incurring those costs and expenses, except that equity holders of McDigit who become holders of Common Stock shall be solely responsible for all current and future compensation payable to Black Ink, LLC, a finder utilized in connection with the Agreement.


               CERTAIN INFORMATION CONCERNING GLOBAL EPOINT, INC.

BUSINESS

General

         Global is in the process of a major transition. We are undergoing a series of transactions intended to transform the Company and to strategically move forward with new market opportunities that can better enhance shareholder value. The Company had been primarily engaged in the lottery industry for approximately 10 years and was one of the largest providers in the world of vending machines for the sale of instant-winner lottery tickets. In 2000, the Company began the process of selling its lottery business in order to acquire the cash necessary to transition the Company into other business activities that could provide more diversified and larger market opportunities.

         On June 1, 2001, the Company completed the sale of its lottery business to Interlott Technologies, Inc. ("Interlott"). Under the agreement with Interlott, the Company sold all of the assets used in its existing lottery business, relating to the manufacture, sale, lease, and service of instant lottery ticket vending machines in exchange for up to approximately $28 million, including cash of approximately $13 million at closing and the potential of deferred and earn-out amounts of up to $15 million (which are subject to certain conditions). As a result of the sale, the Company changed its name from On-Point Technology Systems, Inc. to Global ePoint, Inc.

         Since June 1, 2001, we have been in the process of establishing new strategic initiatives and preparing the Company to transition into new business activities. In that connection, during 2002 the Company has been actively reviewing (i) opportunities that involve the acquisition of or merger with companies that have new business activities with high growth potential, and (ii) marketing plans to maximize the value of the Company's existing non-lottery related products, which consist primarily of card dispensing equipment.

         With respect to the card dispensing equipment, during 2002 the Company has been undergoing restructuring costs that primarily relate to readying the Company's existing inventory of card dispensing equipment for redeployment and/or sale. We have been expending costs to retrieve and refurbish approximately 2,000 card-dispensing machines that were previously on lease with a customer and deployed at retail locations throughout various states. That customer was liquidated under bankruptcy proceedings in 2000. Once the equipment has been retrieved, we have been refurbishing it to ready it for redeployment and/or sale. We believe we have completed approximately 80% of the retrieval process and approximately 70% of the refurbishment process. Once fully completed, the restructuring costs associated with this process will end.

         The Company also intends to distribute and sell prepaid phone cards under arrangements to be negotiated with the prospective purchasers of the Company's card dispensing equipment. In order to pursue this business activity, the Company formed a subsidiary called Global Telephony, Inc. In July 2002, the Company commenced initial operations of this subsidiary in a small region in California in order to evaluate the market and determine whether expansion of those operations would be beneficial. As a result of the Company's merger negotiations, described below, in December 2002, the Company choose to transfer management and ownership of those operations to a third party, which has entered into a marketing agreement with the Company to market and purchase, under certain conditions, the Company's card dispensing equipment. The third party, as part of the agreement, has purchased during the first quarter of 2003 approximately 140 card dispensing machines from the Company. The Company has delayed further actions with respect to the redeployment and sale of the card dispensing equipment until the direction of the Company's pending merger has been further defined.

         During 2002 the Company also reviewed a variety of new market opportunities that could provide it with the ability to accelerate the initial development phase generally required of a new product. In that regard, management throughout 2002 reviewed the possibilities of merging with an established business and/or acquiring a developed product line. The Company's goal with respect to securing a new market opportunity is to identify which opportunities best leverage its management expertise, technological property, international relationships and corporate value, while maximizing its abilities to enhance shareholder value. The Company anticipates that if a new business opportunity is completed, a further restructuring of its operations may be required. The extent of the restructuring and the effect on the Company's financial statements will depend on the particular business opportunity.

AGREEMENT WITH INTERLOTT

         On February 23, 2001, we entered into the asset purchase agreement with Interlott. The asset purchase agreement was filed as an exhibit to our Form 8-K, with an event date of February 23, 2001. Under that agreement, Interlott has agreed to pay us, subject to a number of restrictive conditions, up to $9.0 million as a deferred payment and up to $6.0 million as an earnout. The maximum deferred payment is payable at the rate of $150,000 per month during the five-year period commencing with the first full month following the closing. However, the amount of each payment to us is subject to adjustment. The asset purchase agreement sets forth benchmark gross profit levels from revenue derived from a combination of contract extensions and new orders from our existing lottery clients. These gross profit levels are cumulative from the beginning of the five-year period. We will receive the full $150,000 payment monthly payment only as long as Interlott's cumulative gross profit from these contract extensions or new contracts equals or exceeds the cumulative benchmark gross profit level. If the cumulative gross profit is less than the benchmark cumulative gross profit, the $150,000 is subject to reduction in accordance with the formula. If, during the five-year period when the deferred payment is being made, Interlott's gross profit from these sales subsequently reaches or exceeds the benchmark cumulative gross profit level, we will recover any previous reductions taken from the monthly payments. We cannot assure you that we will collect all or any significant portion of the $9.0 million deferred payment. For the period reported by Interlott to the Company through December 31, 2002, Interlott paid us $29,395. However, based on the most recent schedule provided to the Company from Interlott, we believe that additional deferred payments will begin for the first quarter of 2003 and continue for each quarter thereafter through the term of the agreement. The amount of those payments will not be known until the end of the respective quarters. The earnout is payable based on 10% of the gross revenues Interlott generates from sales and leases of certain new products provided to Interlott pursuant to the sale of Global's lottery assets. No amounts under this provision have been paid to us through December 31, 2002.

Nonlottery Products and Services

         Currently the only commercial product manufactured and marketed by the Company consists of card vending machines ("DCRs"), which are marketed principally for the resale of prepaid phone cards. As a result of our primary focus in the last several years on the development of our next generation lottery products, we did not aggressively pursue the development or sale of the DCR products. However, we have been evaluating plans during 2002 that would begin the deployment and/or sale of our DCRs as well as commencement of the distribution of prepaid phone cards. Those plans have been placed on temporary hold pending further definition of our current proposed merger.

         THE PHONE CARD INDUSTRY Prepaid phone cards are sold by telephone companies worldwide. Outside the United States, these cards generally contain a pre-programmed amount of credit and can be inserted into certain pay telephones. The customer can use all or a portion of the credit on the card to make telephone calls. These card-receptive pay telephones do not hold cash, thus eliminating security or internal theft concerns for the owners of the telephones. The cards are either disposable or reusable and are sold in varying denominations. In the United States card reader telephones are not in abundance. Therefore, most of the prepaid calling cards in use in the United States use an "800" number that is called for verification of the card by entering a PIN number located on the card.

         Prepaid telephone cards generally allow card purchasers to buy blocks of calling time at a discount. The use of prepaid cards eliminates the need to maintain cash on hand to feed the pay telephone when making a call. Prepaid telephone cards also reduce the risk of credit card fraud or theft, since a theft of a prepaid phone card results only in the loss of the face value of the card less any time already used.

         It is our understanding that public awareness of prepaid phone cards was minimal in the early 1990's, but increased dramatically thereafter. We believe dispensing machines became an important element of the distribution network of prepaid phone cards by the mid-1990s, providing visual recognition and 24-hour convenient access to the product. An important aspect of the vending machine is that its design must promote product awareness to effectively sell cards, not merely dispense them. In 1997 we repackaged our DCR technology into a new cabinet styling. In 1998 we expanded our DCR product line to include 3 and 8 card terminals in response to the specific application needs of our customers. However, because of the diminishing demand for these types of new high-security vending terminals in 1998, partly due to the entry into the market of lower-cost and lower-featured vending machines from competitors, Global redirected its efforts beginning in 1998 away from any significant further development or marketing in this area. However, Global now believes that, because its DCRs have proven to be robust and reliable, and because a continuing need exists in the market for a more organized and wide-spread deployment of card dispensing machines and prepaid phone cards, we might be able to redeploy our inventory of DCRs under a unique program that would include distribution of prepaid phone cards. In addition to our own programs for which we are considering the implementation, we have entered into a marketing arrangement with a third party to deploy and/or sell the DCRs. However, there can be no assurances that we will be successful with our programs.

         Although Global intends to focus its efforts on the United States market, we will continue to review opportunities in foreign countries. In many foreign countries, especially those less developed than the United States, the majority of residents do not own telephones and rely on public pay telephones. Management estimates that commercial and government entities in over 100 countries now use or are in the process of evaluating the purchase of telephones equipped to accept prepaid phone cards. We believe many of these entities are looking to dispensing machines capable of handling prepaid phone cards to widen their acceptance and availability. The foreign market for prepaid phone card vending machines is in its infancy, however, and there can be no assurances that we will be successful in developing this market.

         In addition to prepaid phone cards, there are many debit cards which can be dispensed using the DCR terminal, including bus and subway passes. Several countries have begun using a multi-purpose debit card to provide easy access to pay telephones, gasoline pumps, subway passes and bus passes. Global ePoint has provided terminals to both Hong Kong and Brazil that dispense such multi-purpose cards, or different types of cards or passes, including "smart cards".

Customer and Industry Relationships

         Subsequent to the sale of its lottery business on June 1, 2001, Global has been primarily focused on reviewing opportunities for acquisitions and/or mergers and repossessing and refurbishing its card dispensing equipment. Currently, Global has no significant customer relationships. Global is reviewing various plans to remarket and redeploy its card dispensing equipment.

Sales and Marketing

         We intend to market the DCRs and distribute prepaid phone cards, domestically, through a combination of in-house and outside contracted marketing and sales efforts and, internationally, if pursued, primarily through distributorships and joint ventures. Global is currently evaluating a plan that would include an arrangement whereby a marketing group would be contracted to pursue the sale of substantially all of Global's DCRs and a vending company would redeploy the DCRs in strategically located retail establishments. Under the arrangements, Global would maintain, under certain conditions, the right to distribute prepaid phone cards to all of the locations in which DCRs are placed. We also are evaluating the possibility of soliciting interest in the machines through direct contact with customers. The initial marketing package is anticipated to consist of product brochures and other supportive documentation. Should we proceed with these plans, references from other customers using Global's machines will be routinely supplied, along with an offer to demonstrate and test the machines. We will also would provide comprehensive product information on our Web-site at WWW.GLOBALEPOINT.COM. However, we are still evaluating our marketing and sales strategies and there can be no assurance that such plans, if implemented, would be successful.

         Internationally, foreign telephone companies do not typically use a formal bidding process, but rather negotiate proposals with one or more potential vendors. Nonetheless, our foreign operations remained relatively small, and no assurance can be provided that a meaningful international market for our machines will develop.

COMPETITION

         In the United States, the prepaid phone card and, more generally, the debit card market involve a number of machines for many small to mid-sized privately held companies. Consequently, it is difficult to identify all the competitors in this market. Although we believe we have developed a product with some of the best features in the market, there are many lower-cost, lower featured products that have had more recent success in selling to the industry. At present, our principal competitors are Technik, VendTek and Opal, in addition to a number of smaller vending machine companies. There is also a substantial risk of additional market entry by domestic and foreign competitors, especially if the United States customer's response to the use of debit cards and pre-paid phone cards is favorable. The prepaid phone card and debit card market may also face competition from other types of products, such as low cost prepaid cellular phones.

         We believe our new strategic plan for the sale and deployment of card dispensing machines and the distribution of prepaid phone cards has not yet been attempted in a similar manner by any other company. However, there are numerous private companies that deploy card-dispensing machines and sell prepaid phone cards. There can be no assurance our strategic plan will be successful.

INTELLECTUAL PROPERTY AND RESEARCH AND DEVELOPMENT

         General research and development expenditures totaled $137 thousand in 2001. The Company had no research and development costs in 2002. The 2001 expenditures were primarily directed towards the development of lottery related products, PlayPoint and CounterPoint. These products were subsequently sold to Interlott as part of their overall purchase of our lottery business.

         None of the Company's general research and developments costs was borne directly by our customers. Prior to the sale of the lottery business, the Company's research and development department, augmented by contract employees, designed hardware and software for new products, and maintained hardware and software support for existing products. Software was continually enhanced to satisfy customer requests. Many new features, which were evolved from the sales, process (e.g., access code requirements, security features such as alarm and theft detection, report capabilities, and display features). Once developed, those features generally were incorporated as standard items in the product line. Software upgrades have included diagnostics for field service and memory management and configuration control. Hardware enhancements included features to provide local control, remote control, field upgrade expansion and memory upgrades for software and data storage. Other hardware developments have focused on the physical size, look and ergonomics of the machines, and conformance with the requirements of the American Disabilities Act. Subsequent to the sale of the Company's lottery business, the Company has maintained only those development costs necessary to refurbish the Company's existing DCRs.

EMPLOYEES

         As of March 5, 2003, Global had 3 full-time employees, of whom 2 were in executive or administrative positions and 1 in quality control and production, and 1 part time employee.

PROPERTY

         The Company leases a 32,000 sq. ft facility at 1370 West San Marcos Blvd., San Marcos, California, where its executive offices, manufacturing and primary warehouse facilities are located, pursuant to a lease that expires in 2008. The current annual rent for this facility is approximately $234,000, which is subject to annual increases. In April, the Company negotiated a sublease of approximately 26,000 sq. ft of the facility under an arrangement in which the sublessee covers all the rent for the entire 32,000 square feet through the term of the lease. The Company would retain the remaining 6,000 square feet rent free. The Company believes that, as a result of the sublease it may need additional storage space for its card dispensing equipment until they have been redeployed or sold.

LEGAL PROCEEDINGS

     Global ePoint is a party to legal proceedings in the ordinary course of its business; the most significant of which are described below.

     In October of 2001, Loeb & Loeb, LLP, a law firm, instituted arbitration proceedings in Los Angeles, California against Global ePoint alleging in excess of $200,000 in legal fees and costs were owed in connection with a proposed merger transaction. The Company filed counter-claims against Loeb & Loeb in the arbitration proceedings for malpractice and breach of contract. Loeb & Loeb and the Company settled the matter in February 2003 for an amount the Company had already accrued as of December 31, 2002. Therefore, no additional expense was recognized by the Company upon settlement.

     On April 20, 2000, a shareholder class action was filed against Global ePoint and certain officers and directors in the U.S. District Court, Southern District of California. The action, which requested an unspecified amount of damages on behalf of all similarly situated shareholders, alleged that the Company violated federal securities laws by the dissemination of materially false and misleading financial statements. Subsequent cases alleging substantially the same claims, and also filed in the same court, were consolidated before the same judge. The defendants entered into an amended settlement agreement with the class for all matters, and the court approved the amended settlement agreement in 2001. The Company and other defendants denied the liability claims as part of the amended settlement, but believed that settling the cases quickly was in the best interests of the Company in order for management to more effectively proceed with its strategic business plans. Under the amended settlement agreement, the Company paid, in 2002, $50,000 in cash and, in 2003, issued 519,125 shares, which were equal to $950 thousand in value on the determination date.

     In December 2001, a previous supplier to the Company's lottery division, Emberton's Machine & Tool, Inc., initiated an action against the Company in the

State of California Superior Court, El Cajon Division, alleging approximately $56,000 in costs for goods they contend should have been supplied to the Company. The parties entered into mediation and settled the matter. The Company issued warrants to purchase 6,600 shares at an exercise price of $1.15 per share, exercisable over 30 months, as part of the settlement.

     In September 2002, ePlus Group, Inc., formerly known as MLC Group, Inc., initiated an action against the Company in the United States District Court, Eastern District of the Commonwealth of Virginia, alleging that they are due moneys in excess of $75,000 under a Master Agreement, which was signed in September of 1992. The Company responded denying all liability and filed a counterclaim for breach of contract, intentional interference with prospective economic opportunity and contractual relationship, and intentional fraud. The plaintiff filed a motion to dismiss the Company's counterclaim and the Company filed a motion to dismiss plaintiff's claim. The court denied both motions and the actions remain pending. The Company intends to vigorously contest the basis of the complaint.

     In October 2002, A & S, LLC, the property owner for the Company's leased premises, initiated an action against the Company in the State of California Superior Court, County of San Diego, North County Branch, alleging that the Company failed to reimburse A & S, LLC for additional tenant improvements totaling $82,950. In April 2003, the Company and A & S entered into a settlement whereby the lease was extended five years and a new tenant entered into a sublease agreement with the Company for the full term of the lease. Under the sublease, the new tenant would pay the entire rent for the Company's leased premises for the full term of the lease. So long as the new tenant pays its portion of the lease to the Company and the Company remits the required payments to the landlord, no additional amounts will be owed by the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

         General

     The Company is now in the process of a major transition. The Company is undergoing a series of actions intended to transform the Company and to strategically move forward with new market opportunities that can better enhance shareholder value. The Company had been engaged in the lottery industry for approximately 10 years and was one of the largest providers of vending machines for the sale of instant-winner lottery tickets.

     On June 1, 2001, the Company completed the sale of its lottery business to Interlott. This agreement is described in Item 1 under the heading "Agreement with Interlott." Since our lottery business accounted for substantially all of our business through June 1, 2001, the discussions relating to the results of operations should be read in this context. Subsequent to finalization of the sale on June 1, 2001, we have no longer been engaged in the business of manufacturing, selling, leasing and servicing of lottery vending machines and the discussion of our discontinued operations for 2001 will not relate to our ongoing business activities.

     The Company is now positioned to proceed with further actions designed to transform itself into a more diversified company. In that regard, the Company has been moving forward with marketing plans for the redeployment and sale of its existing non-lottery related products (primarily card dispensing machines). The Company's remaining manufacturing and quality control personnel have been focused on preparing approximately 2,000 of the Company's existing card dispensing machines for redeployment into the market and restructuring of the Company's operations.

     During 2002, we have reviewed a variety of new market opportunities that could provide the Company with the ability to accelerate the initial development stage generally required of a new product. In that respect, on March 31, 2003, the Company entered into a definitive agreement with McDigit to acquire 100 percent of its issued and outstanding stock. The Company anticipates that if the current proposed merger or some other new business opportunity is completed, a further restructuring of its operations could result. The extent of the restructuring and the effect on the Company's financial statements would depend on the particular business opportunity.

RESULTS OF OPERATIONS - 2002 COMPARED TO 2001

     CONTINUING OPERATIONS Prior to the sale of the Company's lottery business on June 1, 2001, the Company had no significant revenue from continuing operations. Although the Company had non-lottery products, substantially all of its focus in that period had been on its lottery-related business. Subsequent to the sale of the lottery assets on June 1, 2001, the Company has been moving forward with and reviewing (i) opportunities that involve the acquisition of or merger with companies that have new business activities with high growth potential, and (ii) marketing plans to maximize value from the Company's non-lottery related products, which consist primarily of card dispensing equipment. The Company has been retrieving and refurbishing its card dispensing equipment, which was previously on lease with a customer that dissolved in 2000.

     During the 2002 year, the Company generated revenue from continuing operations of $508 thousand versus revenue of $435 thousand in the 2001 year. The increase in revenue was primarily the result of the commencement in July 2002 of the sale of prepaid phone cards through vending machines and over-the-counter manual distribution in retail locations located in a small region in California. The operations were commenced primarily to evaluate the market and determine whether expansion of those types of operations would be beneficial to the Company. As a result of the Company's merger negotiations in December 2002, which resulted in the letter of intent with the Target Companies, the Company choose to transfer management and ownership of those operations to a third party, which has entered into a marketing agreement with the Company to market and purchase, under certain conditions, the Company's card dispensing equipment. The Company believes allowing third parties to market and deploy the Company's equipment and manage prepaid phone card sales will better allow the Company to focus on its primary goal of moving forward with a larger business opportunity. The Company has delayed further actions with respect to the redeployment and sale of the card dispensing equipment until the direction of the Company's pending merger has been further defined. Although the Company believes these new strategies will allow it to successfully redeploy and sell the card dispensing equipment, no assurances can be given as to the success of these new strategies.

     Total operating expenses decreased in the 2002 period to $2.2 million from $2.3 million primarily as the result of lower selling, general and administrative costs and lower interest expense. Selling, general and administrative costs and expenses for 2002 decreased by $689 thousand primarily due to reduced personnel and related expenses. The reduced personnel and related costs resulted as the Company downsized its administration subsequent to the sale of its lottery business. Interest expense decreased by $292 thousand due to the effect of decreased borrowings. The reduced costs and expenses were offset by restructuring costs of $832 thousand in 2002 and $477 thousand in 2001 that included payroll, facilities costs, refurbishment costs, asset valuation allowances and certain other charges incremental to restructuring operations and preparing for new business activities. The increase in restructuring costs for 2002 was primarily due to the fact that it covered 12 months in 2002 and only 7 months in 2001. No significant further restructuring costs are anticipated in 2003, subject to the Company's final merger or acquisition plans.

     Also included in operating expenses for 2002 were abandoned project costs of $350 thousand. The Company had been pursuing certain international projects as a result of certain strategic initiatives started in 2000. As a result of the recent changes in the social-political environment in the countries in which the Company was attempting to do business, we determined that it was in the best interest of the Company not to continue proceeding with those international projects.

     As a net result of the above, the Company reported a net loss from continuing operations of $1.7 million in 2002 versus a net loss of $1.9 million from continuing operations in 2001. Without restructuring costs and abandoned project costs, the net loss would have been approximately $523 thousand in 2002 and $1.4 million in 2001.

     DISCONTINUED OPERATIONS Prior to the Company's change in business strategy, the Company had been primarily engaged in the lottery industry. The company's customer base in the lottery business remained relatively constant between the 2001 year. Although income in 2001 decreased from prior years, primarily as a result of decreases in sales and sales-type leases of its existing lottery product line and a shorter period of operations in 2001. The Company was in the process of marketing its new next generation lottery products and the decreases in sales partly relate to the transitioning required in the introduction of the new products. Further, because the lottery business was sold on June 1, 2001, revenue was for only five months.

     The disposal of assets of the lottery operations is being accounted for as discontinued operations. The results of operations for 2001 are summarized as follows:

              RESULTS OF OPERATIONS:
              -----------------------------------------------------------------
              Net sales                                                 $2,944
              Gross profit                                                 610
              Operating expenses                                           212
              -----------------------------------------------------------------
              Net Income                                                 $ 398
              -----------------------------------------------------------------

         Gross profit, operating expenses and net income were all lower in the 2001 periods as the result of lower sales during 2001 and the shorter reporting period in 2001. On June 1, 2001, the Company completed the sale of its lottery business and, as a result, recognized a gain from the sale of approximately $2.7 million.

         As a net result of both continuing and discontinued operations, the Company reported a net loss of approximately $1.4 million for 2002, versus a net gain in 2001 of approximately $1.2 million.

Liquidity and Capital Resources

         As a result of the proceeds generated by the sale of lottery assets, the Company had working capital of approximately $3.2 million and cash and cash equivalents of approximately $4.3 million as of December 31, 2002. Management believes the Company has sufficient liquidity to fund its existing operations, redeploy and sell its card dispensing machines, begin its planned new business activities and provide a basis for new business opportunities.

New Accounting Pronouncements. During 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 146, "Accounting for costs associated with exit or disposal activities" and No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". SFAS No. 146, which is not effective until the year ending December 31, 2003, addresses financial accounting and reporting for costs associated with exit or disposal activities. The Company does not believe that SFAS No. 146 will have a significant impact on its consolidated financial position, results of operations or cash flows.

         SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company's management currently does not plan to transition to the fair value method of accounting for employee stock options. Accordingly, the Company's management does not believe that portion of SFAS No. 148 will impact the Company. However, the Company has provided the required disclosures in its financial statements.


DIRECTORS AND EXECUTIVE OFFICERS OF GLOBAL

         The names, ages and positions of the director's (1), executive officers and key employees of Global ePoint are as follows:


         Name                                             Age             Position
         -------------------------------------     -------------------    -------------------------------------------------------
         Frederick Sandvick                                45             Chief Executive Officer and Chairman of the Board
         Keith A. Cannon (2) (3)                           62             Director and Secretary
         Darrell L. Richardson (2) (3)                     53             Director
         Owen Lee Barnett (2) (3)                          63             Director


(1) Each director of Global ePoint holds office until the next annual meeting of shareholders and until a successor has been elected and qualified, or until his earlier resignation or removal.
(2)  Audit Committee Member
(3)  Compensation Committee Member

     Frederick Sandvick has been the Chief Executive Officer and Chairman of the Board of Global ePoint since January 1996. Mr. Sandvick is President and the principal stockholder of Vanguard Strategies, Inc., a privately held strategic planning company he founded in 1995. From 1990 to 1995, Mr. Sandvick was Executive Vice President and Chief Financial Officer of JNet Enterprises (formerly Jackpot Enterprises, Inc.), a company listed on the NYSE and formerly engaged in the gaming/entertainment industry.

     Keith A. Cannon has been a securities branch manager at Wilson-Davis and Co. since 1993 where he has supervised trading with a variety of domestic and international clients. Mr. Cannon has served as a financial and corporate financial consultant for various publicly held companies for over 25 years. Mr. Cannon was appointed to the Board in August 2000.

     Darrell L. Richardson was appointed to the Board in September 2002. Mr. Richardson has been the President and Chief Executive Officer of TimeshareBid.com, a private startup Internet Commerce Company focused on time-share sales and exchanges, since its formation in April 1999. Mr. Richardson is also a partner in Cunningham Group Development Services, LLC, a private real estate development company and was its managing director from 1999 to 2001. Mr. Richardson served as President and Chief Executive Officer of Residency Resorts International, Inc., a timeshare company, from 1998 to 1999 and he was a financial consultant for Merrill Lynch from 1996 to 1998. Prior to his ten years in real estate, financial and management consulting services, Mr. Richardson spent 20 years in the telecommunications industry. Mr. Richardson also has managed Richardson Development Group, LLC, a private family holding and investment company, from 1995 to present.

     Owen Lee Barnett has been Chief of Resources of Civil Engineering for the 61st Air Base Group of the U.S. Air Force from 2001 to present. Mr. Barnett has been the treasurer of Montgomery Realty Group, Inc., a publicly traded company, from 1996 to present and has been a member of the Board of Directors and Audit Committee of that company. Mr. Barnett has also been the owner, President and Chief Executive Officer of American Tax Service, a privately held accounting, tax and management services company, from 1961 to present. Mr. Barnett has also been a registered broker-dealer in the securities industry, a college instructor, as well as the President and Chief Executive Officer of a privately held leasing company and motorcycle retailer. Mr. Barnett is a retired Lieutenant Colonel in the Medical Service Corps of the U.S. Air Force.

EXECUTIVE COMPENSATION

   Executive Compensation

     The following information relates to compensation of Global ePoint's Chief Executive Officer for Global ePoint's fiscal years ended December 31, 2002, 2001 and 2000. No other executive officer of Global ePoint received total annual salary and bonuses in excess of $100,000 during those fiscal years.

     The Compensation Committee did not have a substantial role in setting compensation in 2002, 2001 and 2000 because the Chief Executive Officer was engaged pursuant to an employment agreement, which fixed compensation. The role of the Compensation Committee and its policies will continue to increase as employment agreements expire and compensation packages are negotiated with key executives.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                        Long-Term Compensation Awards
                                         ------------------------------------     -------------------------------------------------
                                                                   Other          Restricted Securities                     All
               Name and                                           Annual           Stock     Underlying    Long-Term       Other
               Principal                   Salary     Bonus    Compensation        Awards     Options/     Incentive   Compensation
                                                                                                             Plan
               Position          Year       ($)        ($)        ($) (1)           ($)       SARs (#)    Payouts ($)       ($)
         ---------------------- -------- ----------- --------- -------------- --- --------- ------------- ------------ ------------

         Frederick Sandvick      2002    150,000(2)
                  CEO            2001    64,615 (2)                238,000                      400,000
                                 2000     6,923 (2)     0                0           0                0        0             0
         ---------------------- -------- ----------- --------- -------------- --- --------- ------------- ------------ ------------

     (1) Includes options to purchase 83,333 shares of common stock granted in 1999 and options to purchase 400,000 shares of common stock granted in 2001. The calculated fair value of the options described above included in "Other Annual Compensation" was $238,000 in 2001.
     (2) While the terms of the employment contract called for an annual salary of $330,000 and $300,000 in 2001 and 2000, respectively, only $64,613 and $6,923 were paid to Mr. Sandvick in 2001 and 2000 respectively. Mr. Sandvick waived all other salary and bonuses through December 31, 2001.

No compensation has been or is currently intended to be paid to the eight directors standing for election herein.

         Employment Agreements

     Mr. Sandvick serves as Chairman of the Board and Chief Executive Officer of Global ePoint pursuant to a three-year employment agreement that commenced on January 9, 1996. The agreement has been extended and will terminate unless further extended or sooner terminated, on December 31, 2004. The term of the agreement is automatically extended annually for an additional year unless notice is given by either party that such party does not wish to extend the agreement term. The agreement commenced with an annual base salary of $180,000 through June 30, 1996 with $30,000 annual increases thereafter. Mr. Sandvick is entitled to an annual bonus equal to 5% of the first $10 million of Global ePoint's pre tax income and 7% of Global ePoint's pre tax income in excess of $10 million. Pursuant to the agreement, on the commencement of employment Mr. Sandvick was granted a ten-year option to acquire 290,000 shares of Global ePoint's common stock at a price of $2.40 per share, such price representing the greater of (1) the closing price on the date of stock holder approval of the First Amendment to Global ePoint's 1994 Stock Option Plan or (2) the average of the closing sales price for the 20 trading days preceding the effective date of the agreement. All of the options are now fully exercisable. Mr. Sandvick is also entitled to participate in other employee benefit plans and Global ePoint is obligated to reimburse Mr. Sandvick for, or pay directly, the costs of a personal plan of disability providing for $15,000 per month disability benefits.

     During 2000, due to the financial condition of the Company, Mr. Sandvick agreed to waive substantially all of his compensation for that year and reduce his compensation for 2001 and 2002. The amount of accrued wages and bonuses waived amounted to $331 thousand in 2001 and $283 thousand in 2000. During 2001, as a result of the sale of the Company's lottery business, Mr. Sandvick's employment agreement was amended to provide for a reduced salary until the Company commenced a new business activity. Under the amendment, Mr. Sandvick will be paid an annual base salary of $120,000 commencing July 1, 2001 through June 30, 2002 and an annual base salary of $180,000 from July 1, 2002 through June 30, 2003, and for annual periods thereafter such salary will increase by 10%. Mr. Sandvick also waived all bonuses payable to him for the periods through December 31, 2001. Under the amendment, the terms of Mr. Sandvick's compensation arrangement would revert back to the terms of his original agreement upon the commencement of a new business activity by the Company. In addition, within 30 days of commencement of such new business activity, a one-time bonus in the amount of $300,000 will be paid to Mr. Sandvick, provided such new activity is acceptable to the Compensation Committee.

     The employment agreement with Mr. Sandvick also provides for severance upon termination by Global ePoint without cause or termination by Mr. Sandvick for "good reason" in the amount equal to the base salary Mr. Sandvick would have earned during the 36 month period commencing on the date of termination plus three times Mr. Sandvick's average annual bonus received over the prior three fiscal years. Mr. Sandvick would also have the right to receive all other benefits that would have been received under his employment arrangement for that 36-month period. Further, all shares underlying outstanding stock options granted to Mr. Sandvick would become fully exercisable for a period of 18 months after termination. Mr. Sandvick shall have "good reason" to terminate his employment if, among other events, (i) Global ePoint fails to comply with any material provision of the employment agreement; (ii) Global ePoint gives Mr. Sandvick notice of nonrenewable; or (iii) for any reason within one year following the occurrence of a change in control, as defined. Change in control occurs if (i) any person, excluding existing relationships, becomes the beneficial owner of securities representing 20% or more of the combined voting power of Global ePoint's then outstanding voting securities; (ii) a change occurs in the majority of the Board of Directors; (iii) the stockholders approve a merger in which at least 51% of Global ePoint's combined voting power is given to a new entity not in Global ePoint's control or the effect of such merger is that any person acquires 20% or more of the combined voting power of Global ePoint.

         Option Exercises In Fiscal 2002 And Fiscal Year-End Option Values

         The following table presents certain information regarding stock option exercises during fiscal 2002.


                                     Shares
                                   Acquired       Value               Number of Securities                 Value of Unexercised
                                   Exercise     Realized       Underlying Unexercised Option/SARs       In-the-Money Options/SARs
                 Name                 (#)          ($)                   at FY-End (1)                          at FY-End
         ------------------------ ------------ ------------    -----------------------------------    -----------------------------
                                                                 Exercisable      Unexercisable        Exercisable    Unexercisable
                                                               ---------------- ------------------    -------------- --------------
         Frederick Sandvick            0            0             1,103,334             0                   0               0



(1) Includes options to purchase 290,000 shares of common stock which vested pursuant to Mr. Sandvick's employment agreement, warrants to purchase 166,667 shares of common stock in connection with a guarantee of a performance bond, options to purchase 563,333 shares of common stock pursuant to annual employee grants, and warrants to purchase 83,334 shares of common stock granted to Vanguard Strategies, Inc. (see "Certain Relationships and Related Transactions" herein).

     Compensation of Directors

     During 2000 each outside director was automatically granted options to purchase 3,334 shares of Global ePoint's common stock pursuant to the July 26, 1996 amendment to the 1994 Stock Option Plan for Directors which provided a formula for granting options to outside directors. During 2000, certain outside directors received additional options of 6,666 shares and all outside directors received additional options for 10,000 shares each in lieu of cash compensation as a director pursuant to an amendment to the Directors' Plan adopted on December 8, 2000. During 2001, each outside director was automatically granted options to purchase 10,000 share of common stock pursuant to the December 8, 2000 amendment. On June 30, 2001 each outside director was granted options to purchase 20,000 shares of common stock as a special bonus outside of any designated plan. On December 14, 2001, each outside director was granted options to purchase 10,000 shares of common stock in lieu of cash compensation as a director pursuant to an amendment to the Directors Plan adopted on December 14, 2001. On June 30, 2002, each outside director was granted options to purchase 10,000 shares of common stock pursuant to the automatic grants under the Directors' Plan and on December 19, 2002, each outside director was granted options to purchase 10,000 shares of common stock in lieu of cash compensation as a director pursuant to an amendment to the Directors' Plan adopted on December 19, 2002. No options have been granted to any of the eight persons listed herein to be elected to the Board of Directors.

     1993 Stock Option Plan

     On March 1, 1993, Global ePoint adopted the 1993 Stock Option Plan (the "Plan") under which 157,500 shares of common stock may be issued to officers and other key employees who have substantial responsibility for the direction and management of Global ePoint. Options issued under the Plan are either incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, as determined in the discretion of the Compensation Committee of the Board of Directors of Global ePoint at the time the options are granted. In addition, the Compensation Committee, subject to the provisions of the Plan, has authority to determine the employees to whom options will be granted, the time or times at which options will issue, the exercise price of granted options and any conditions for their exercise. The Plan requires that the exercise price of stock options be not less than the fair market value on the date of grant and that stock options expire not later than ten years from the date of grant. In addition, the Plan provides that no incentive stock options may be granted to any employee who owns more that 10% of Global ePoint's voting securities unless the exercise price is a least 110% of the fair market value of the underlying common stock and the option expires on/before five years from the date of grant. The Plan contains an anti-dilution provision whereby the shares of common stock, which underlie outstanding options, are increased proportionately in the event of a stock split or dividend. As of December 31, 2002, 36,565 options have been granted under this Plan. No options may be issued under this Plan after March 1, 2003.

     1994 Stock Option Plan

     On April 21, 1994, Global ePoint adopted the 1994 Stock Option Plan (the "Plan") under which 175,000 shares of common stock may be issued to officers and other key employees who have substantial responsibility for the direction and management of Global ePoint. On January 8, 1996 the plan was amended to increase the shares available for issuance to 500,000. Such amendment was approved by the stockholders on July 26, 1996. On December 8, 2000, an amendment was approved by the stockholders to increase the shares available for issuance to 1,000,000. Options issued under the Plan are either incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, as determined in the discretion of the Compensation Committee of the Board of Directors of Global ePoint at the time the options are granted. In addition, the Compensation Committee, subject to the provisions of the Plan, has authority to determine the employees to whom options will be granted, the time or times at which options will issue, the exercise price of granted options and any conditions for their exercise. The Plan requires that the exercise price of stock options be not less than the fair market value on the date of grant and that stock options expire not later than ten years from the date of grant. In addition, the Plan provides that no incentive stock options may be granted to any employee who owns more than 10% of Global ePoint's voting securities unless the exercise price is at least 110% of the fair market value of the underlying common stock and the option expires on or before five years from the date of grant. The Plan contains an anti-dilution provision five years from the date of grant. The Plan contains an anti-dilution provision whereby the shares of common stock, which underlie outstanding options, are increased proportionately in the event of a stock split or dividend. As of December 31, 2002, 852,000 options have been granted under this plan. No options may be granted under this Plan after April 21, 2004.

     1994 Stock Option Plan for Directors

     On April 21, 1994, Global ePoint adopted the 1994 Stock Option Plan for Directors (the "Directors' Plan") under which 175,000 shares of common stock may be issued to Directors of Global ePoint. Options issued under the Directors' Plan are non-qualified stock options. The Board of Directors, excluding outside Directors who are eligible for the Directors' Plan, subject to the provisions of the Directors' Plan, has authority to determine the outside Directors to whom Options will be granted, the time or times at which options will issue, the exercise price of granted options and any conditions for their exercise. The Directors' Plan requires that the exercise price of stock options be not less than the fair market value on the date of grant and that stock options expire not later than ten years from the date of grant. The Directors' Plan contains an anti-dilution provision whereby the shares of common stock, which underlie outstanding options, are increased proportionately in the event of a stock split or dividend. As of December 31, 2002, 143,334 options have been granted under this plan. No options may be granted under this Plan after April 21, 2004.

     On July 26, 1996, the Board amended the Directors' Plan to provide for the automatic issuance of options in order to satisfy the requirements of Securities and Exchange Commission Rule 16b-3. The Amendment provided for the automatic issuance of stock options for 10,000 shares to each outside director on July 26, 1996 and as of each June 30 thereafter. Also, each new outside director is automatically granted stock options for 3,334 shares as of the date of becoming a member of the Board, unless that date falls between April 1 and June 30 of any year. These options become exercisable six months after grant and expire three-year after date of grant. The exercise price is equal to the fair market value at date of grant, but not less than one dollar.

     On July 29, 1999, August 28, 1998 and August 27, 1997, the Board amended the Directors' Plan by modifying the formula for granting options to outside directors by providing for the annual grant of stock options for an additional 3,334 shares in lieu of regular cash compensation for serving as director. These options become exercisable on the date of the next annual meeting of shareholders and have a three-year life. The one-dollar minimum purchase price was eliminated by an amendment dated May 31, 2000.

     On December 8, 2000, the Board amended the Directors' Plan by modifying the formula for granting options to outside directors as follows: (a) the number of stock options automatically issued as of each June 30 or as of the date of becoming a member of the Board as described above was kept at 10,000 shares even after the reverse stock split, (b) certain outside directors who had been on the Board for at least 3 months received a one-time additional grant of stock options for 6,666 shares, (c) similar to prior amendments, outside directors were issued stock options for 10,000 shares in lieu of regular cash compensation for serving from December 8, 2000 to the 2001 annual meeting of shareholders, and (d) provide for an exercise period of 5 years instead of 3 years for all options issued on December 8, 2000.

     On December 19, 2002 and December 14, 2001, the Board amended the Directors' Plan by modifying the formula for granting options to outside directors by providing for the annual grant of a stock option for an additional 10,000 shares of common stock in lieu of regular cash compensation for serving as a director. These options become exercisable on the date of the next annual meeting of shareholders and have a five-year life.

     Other Stock Options for Outside Directors

     Additional options were granted outside the plan after the sale of the lottery business to Interlott as an additional incentive for outside Directors to remain on the Board while the Company formulated and implemented its future business plans. Options issued are non-qualified stock options outside of a designated plan. Each outside Director received options to purchase 20,000 shares of common stock on June 30, 2001 and all of these stock options vested on December 30, 2001 and expire on June 30, 2004. The stock options contain an anti-dilution provision whereby the shares of common stock, which underlie outstanding options, are increased proportionately in the event of a stock split or dividend.

     Bonus Policy

     While Global ePoint has no established policy, other than as provided in the Chief Executive Officer's employment agreement, to award cash or stock bonuses to its officers, it may elect to pay bonuses to reward the performance of its officers. Global ePoint awarded no cash bonuses in 2002 or 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no related party transactions during the past three years.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Global's executive officers and directors, and persons who own more than ten percent of a registered class of Global's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish Global with copies of all Section 16 forms they file.

Based solely on a review of copies of the Section 16 forms furnished to Global with respect to its most recent fiscal year, Global believes that only one report was filed late. Owen Lee Barnett, who became a director in December 2002, filed his initial report late. Global believes all other Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                  CERTAIN INFORMATION CONCERNING MCDIGIT, INC.

BUSINESS

         McDigit, Inc. was incorporated in California on November 4, 2002. McDigit was originally organized for the purpose of marketing advanced technology products related to long-range video, audio, and data transmission. Primary activities of the management since McDigit's inception have been organizing the corporate structure, recruiting needed personnel and developing McDigit's product line and marketing plan. Effective January 1, 2003, the shareholder of McDigit contributed 100% of his ownership interest in Best Logic to McDigit. Best Logic manufactures customized computers and provides comprehensive solutions for industrial personal computer, commercial personal computer and contract manufacturing markets. Currently, substantially all of Best Logic's revenues have been generated from sales of industrial computer applications to companies that supply x-ray security equipment. Best Logic will continue operations as a wholly owned subsidiary of McDigit. Also effective January 1, 2003, McDigit obtained sales and marketing rights to a long-range video, audio, and data transmission system, called the "Raidius System," including the "Ranger" and "Paladin" products. Effective March 30, 2003, McDigit purchased the remaining rights to the Raidius System from Sequent. Those rights included provisional patents, manufacturing designs, and other intellectual property related to the Raidius System in order to market the product throughout the United States of America.

         The Raidius System sensor is a wide-area digital wireless video transmitter that's also a digital video recorder as well as a powerful multi-purpose computing system. Management believes it is the smallest, lightest, and most robust system of its kind. The Raidius System is designed to withstand harsh weather environments and is small enough to fit in most vehicles. This patent pending system delivers VHS quality video, audio and data files using existing satellite or wireless/wired networks. Unlike other systems, video can be transmitted over cellular networks at up to fifteen frames per second and a single unit is capable of recording thousands of hours of video. The Raidius System operates on AC, DC, including automotive and aircraft power. The Raidius System can be readily installed anywhere as a standalone system or interfaced with existing video surveillance systems. The Raidius System utilizes a compressed data transmission format to provide rapid wireless transfer and expanded data storage abilities. Raidius System's data management and retrieval provides integrated data readings with display of audio and video screen outputs. The integrated data readings include GPS locator readings, incident report information, and other pertinent data that is currently tracked manually or not at all.

         During 2002, the Raidius Systems were tested with the Riverside Police Department in Southern California and Boeing Corporation. Both customers placed orders in 2003.

         McDigit believes its products will be suitable for different markets and applications. The principal applications for McDigit's product line are in law enforcement, military, commercial security, public safety and other homeland defense applications.


         Intellectual Property

         McDigit's success and ability to compete are dependent upon maintaining advanced technology products in the market through continuous improvements of its existing product line and the continued development of new solutions. To protect its product designs, internal manufacturing processes and trade name, McDigit relies primarily on patent, copyright, trade secret and trademark laws. Currently, McDigit holds only a provisional patent application, which expires on October 18, 2003. In the ordinary course of business, McDigit enters into confidentiality or license agreements with its employees, consultants and corporate partners that control access to and distribution of its documentation and other proprietary information.

         Employees

         As of December 31, 2002, McDigit had two full-time employees engaged in sales and marketing. None of McDigit's employees are represented by a labor union. As of December 31, 2002, all employees were located in North America and McDigit believes that its employee relations are satisfactory. Best Logic had twenty-four full-time employees, of whom eleven were engaged in manufacturing; three were engaged in product development; three in sales and marketing; two in services and technical support; and five in finance, administration and operations. None of Best Logic's employees are represented by a labor union. As of December 31, 2002, all employees were located in North America and Best Logic believes that its employee relations are satisfactory.


         Competition

         McDigit's competition operates in two areas (1) the existing technology that is widely used in law enforcement, military, commercial security, public safety and homeland defense which is based around VHS video camera's and recorders ("Legacy Systems") and (2) various advanced technology systems that utilize combinations of the latest digital recording and data management technologies available today ("Advanced Systems"). Manufacturers of Legacy Systems are numerous as this market has fully matured. However, McDigit expects to compete primarily against other Advanced Systems manufacturers for entire system upgrades. Manufacturers and suppliers of Advances Systems include Loronix, TAW Security, Applied Technology, Secure Eye, and Drive Thru Technology. McDigit believes the Raidius System is superior to any other Advanced Systems for the following reasons: (1) wireless data transfer is not available from other manufacturers (2) other systems only store data up to seven to thirty days while the Raidius System stores one to two years (3) other systems only provide audio and video while the Raidius System provides various integrated data in the same screen display output (4) the Raidius System utilizes compressed data structures which greatly enhances wireless transfer, data storage, and required hardware capacity.


         Research and Development

         McDigit's goals are to develop into an innovative technology provider in several areas within audio, video, and data management. While management believes the current product is superior to competitive solutions in the law enforcement and security markets, McDigit intends to continue to further develop the systems in various industries with increased functionality and capacity.

         Due to the evolving nature of the market, McDigit also intends to maintain a high level of investment in development of new solutions and enhancements, either internally or through external sources.


         Government Regulation

         McDigit is incorporated in the state of California. McDigit maintains required business licenses issued by Los Angeles County and the City of Industry in California; resale certificates issued by the California Board of Equalization; filings required by the California Secretary of State; and tax filings required by the Internal Revenue Service and California Franchise Tax Board. McDigit is subject to federal and state employment regulations inherent with operating a business. McDigit is not subject to any other material regulation by federal, state, or local agencies.


         Properties

         McDigit is headquartered in the City of Industry, California. During 2002, office facilities were provided by an affiliated company. McDigit intends to lease a facility in 2003.


         Legal Proceedings

         As of December 31, 2002, McDigit was not involved in any litigation or regulatory proceedings. Management is not aware of any threatened or pending litigation that might exist.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MCDIGIT


         The following Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements of McDigit, Inc. for the period from inception (November 4, 2002) through December 31, 2002 and the related notes included in this proxy statement.


         Overview of Business Operations

         McDigit was incorporated in California on November 4, 2002. McDigit was originally organized for the purpose of marketing advanced technology products related to long-range video, audio, and data transmission. Primary activities of the management since McDigit's inception have been organizing the corporate structure, recruiting needed personnel and developing McDigit's product line and marketing plan. Effective January 1, 2003, the shareholder of McDigit contributed 100% of his ownership interest in Best Logic to McDigit. Best Logic manufactures customized computers and provides comprehensive solutions for industrial personal computer, commercial personal computer and contract manufacturing markets. Currently, substantially all of Best Logic's revenues have been generated from sales of industrial computer applications to companies that supply x-ray security equipment. Best Logic will continue operations as a wholly owned subsidiary of McDigit. Also effective January 1, 2003, McDigit obtained sales and marketing rights to a long-range video, audio, and data transmission system, called the "Raidius System," including the "Ranger" and "Paladin" products. Effective March 30, 2003, McDigit purchased the remaining rights to the Raidius System from Sequent. Those rights included provisional patents, manufacturing designs, and other intellectual property related to the Raidius System in order to market the product throughout the world.


         Critical Accounting Policies And Use Of Estimates

         Management's discussion and analysis of financial condition and results of operations of McDigit included in this proxy statement is based upon McDigit's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires McDigit's management to make estimates and assumptions. McDigit bases these estimates on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. Changes in the facts or circumstances underlying these estimates could result in material changes and actual results could differ from these estimates. McDigit's critical accounting policies are included in Note 1 of McDigit's Notes to Financial Statements included elsewhere in this proxy statement.


         Results of Operations

         Operating Expenses, Operating expenses totaled $72,239 for the period ended December 31, 2002 consisting of salaries and wages for sales and marketing personnel; information systems costs; outside professional service fees; and other general costs and expenses.


         Income Taxes.

         McDigit incurred no income tax expense during 2002.


         Net Loss.

         As a result of the above factors, McDigit's net loss was $72,239 in the period from inception through December 31, 2002.


         Liquidity and Capital Resources

         McDigit has financed its operations primarily through the capital contribution of the shareholder and shareholder advances. Cash used in McDigit's operating activities was $55,364 for the period ended December 31, 2002. Cash provided by financing activities amounted to $96,585 from advances and a capital contribution by the shareholder during the period ended December 31, 2002. As of December 31, 2002 working capital was a negative $22,239. During 2003, the shareholder has provided an additional $300,000 in financing. In addition, the shareholder contributed 100% ownership interest in Best Logic, LLC effective January 1, 2003. The financial statements, company profile, and management discussion and analysis of Best Logic, LLC are included in this proxy statement. McDigit intends to benefit from positive operating cash flows of Best Logic, LLC during 2003, as needed, to achieve intended marketing, sales, and production of the Raidius Systems product lines.


RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with restructuring, discontinued operations, plant closing, or other exit or disposal activity. Previous accounting guidance was provided by EITF Issue No. 94-3, "Liability Recognition for Certain Costs, Employee Termination Benefits and Other Costs to Exit an Activity (including Certain

Costs Incurred in a Restructuring)." SFAS No. 146 replaces EITF 94-3 and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

         In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation -- Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.



                 CERTAIN INFORMATION CONCERNING BEST LOGIC, LLC


BUSINESS

     Best Logic, LLC ("Best Logic") was organized in California on November 7, 2000. Best Logic manufactures customized computers and provides comprehensive solutions for industrial PC, commercial PC and contract manufacturing markets. Best Logic is a manufacturer of custom industrial PCs and a contract manufacturer to industrial original equipment manufacturers ("OEMs"). Best Logic provides flexible, cost effective, turnkey manufacturing solutions for the industrial and commercial PC markets. Its extensive background and industry relationships has allowed Best Logic to offer very aggressive "Total Cost of Ownership" solutions. Best Logic is an ISO9001:2000 certified company in order to provide the assurance of quality that is required by its customers.


     Because of management's history with vendor and supplier relationships, Best Logic is able to source products and technology on a global basis. However, because of its California location, Best Logic can provide the most comprehensive and timely support to its North American industrial OEMs, commercial and governmental customers. This includes issues relating to engineering, regulatory and safety compliance, on-going production quality, and any other management and administrative matters that benefit from its location. Best Logic's engineering, project and account teams work side by side with the sales team, as well as industry partners to integrate solutions. Best Logic's direct business relationships with industry partners such as Intel (Best Logic is an Intel Product Dealer), AMD (for which Best Logic is an OEM Partner), Microsoft (Best Logic is a Certified Solutions Provider), Seagate, Sony (OEM Partner) and 3Com (OEM Partner), among others, also give visibility to its products' features, performance, compatibility and quality issues, anticipated life cycles and successor products. This increases Best Logic's marketing capabilities and allows Best Logic to provide customers with competitive pricing. Best Logic is also able to source globally when it benefits its customers, when pricing discrepancies on components or subsystems occur between international markets, or when certain products are no longer available in North America, but are still available internationally.


     Best Logic's target market in the Industrial PC market consists of those companies and industries that use customized solutions based upon PC architectures to integrate with their industrial equipment and application software for a turnkey solution of their industrial applications, such as:
Medical Equipment and Instrumentation, Biotech Equipment, X-Ray Security Equipment, Video Surveillance Products, Homeland Security Systems, Ticketing Automation, Telecom / Datacom Equipment, Machine Automation and Robotic Control, Environmental Monitoring Equipment, Diagnostic-Testing & Measurement Equipment and Gaming Machines. In the Industrial PC market, where there are more special requirements for products and testing, yet often with limited quantities, management believes that Best Logic is more flexible and still more cost effective than its competitors. Although management believes there is a broad market for Best Logic's applications, to date substantially all of its business has been from providing industrial computer applications to companies that provide X-Ray scanning equipment to airports.

     During 2002, Best Logic achieved a 50% increase in sales and a 3.7% increase in gross profit margins as a percentage of sales from 2001. Increased sales were primarily achieved with additional sales to two existing customers Rapiscan and L3. After the terrorist attacks on September 11, 2001, demand increased for Best Logic's PC systems included in X-Ray scanning machines for airport security. While sales increased, component parts cost decreased due to a general worldwide oversupply which resulted in lower costs of purchased materials. As a result, gross profit improved during 2002 as compared to 2001.

     Best Logic expects demand to remain consistent with its current customers based on continuing national trends focused on security and anti-terrorist activities. Best Logic will continue to pursue opportunities with existing customers and new customers. Best Logic has specifically identified the medical equipment industry and government suppliers supporting the Home Land Security Act as potential new sales opportunities.


         Intellectual Property

         Best Logic's success and ability to compete are dependent upon continuous improvements of its existing product portfolio and the continued development of new solutions. To protect its product designs, internal manufacturing processes and trade name, Best Logic relies primarily on copyright, trade secret and trademark laws. In the ordinary course of business, Best Logic enters into confidentiality or license agreements with its employees, consultants and corporate partners that control access to and distribution of its documentation and other proprietary information.


         Employees

         As of December 31, 2002, Best Logic had twenty-four full-time employees, of whom eleven were engaged in manufacturing; three were engaged in product development; three in sales and marketing; two in services and technical support; and five in finance, administration and operations. None of Best Logic's employees are represented by a labor union. As of December 31, 2002, all employees were located in North America and Best Logic believes that its employee relations are satisfactory.


         Competition

         The PC manufacturing industry is very competitive with manufactures ranging from small privately held and managed operations to multi-national corporations. Pricing information for competing products is widely available via the internet. Management believes that Best Logic achieves a competitive advantage by providing superior quality and capacity over smaller competitors while providing superior customized solutions and service over larger multi-national corporations. Costs for component parts are constantly fluctuating based on worldwide demand and manufacturing processes are continuously being evaluated by competitors worldwide. Best Logic must manage component costs and maintain state-of-the-art manufacturing facilities to remain competitive in the industry. Best Logic frequently competes with Arrow Electronics, Bell Micro and Pioneer Standard Electronics.


         Product Development

         Best Logic believes it is an innovative technology provider in several areas within the industrial PC, commercial PC and contract manufacturing markets. The architecture and technology deployed are engineered to meet specific customer needs. Best Logic is continuously reviewing and improving manufacturing processes to provide high quality, cost effective manufacturing solutions, and provide a competitive product line.

         As of December 31, 2002, Best Logic employed three individuals in its product development and design group located in City of Industry, California. In addition, Best Logic has used and may use in the future outside design resources to supplement its base staff from time to time.

         Through investments in internal development, Best Logic has significantly expanded the scope of its solutions since commencing operations in 2000. For the years ended December 31, 2002 and 2001, Best Logic spent $127,000 and $112,000, respectively, on product development. Due to the evolving nature of the market, Best Logic intends to continue to maintain a high level of investment in development of new solutions and enhancements, either internally or through external sources.


         Government Regulation

         Best Logic is organized as a limited liability company in the state of California. Best Logic maintains required business licenses issued by Los Angeles County and the City of Industry in California; resale certificates issued by the California Board of Equalization; filings required by the California Secretary of State; and tax filings required by the Internal Revenue Service and California Franchise Tax Board. Best Logic is subject to federal and state employment regulations inherent with operating a business. Best Logic is not subject to any other material regulation by federal, state, or local agencies.

         Properties

         Best Logic is headquartered in the City of Industry, California and occupies a 20,000 square foot facility for its offices and manufacturing plant which it subleases on a month to month basis from Avatar Technologies, Inc., an affiliate, at $8,000 per month. Avatar is a corporation wholly owned by John Pan. Mr. Pan is the owner of the building.

         Legal Proceedings

         As of December 31, 2002, Best Logic is not involved in any litigation or regulatory proceedings. Management is not aware of any threatened or pending litigation that might exist.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BEST LOGIC


The following Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements of Best Logic for the years ended December 31, 2002 and 2001 and the related notes included in this proxy statement.


OVERVIEW OF BUSINESS OPERATIONS

         Best Logic was organized in California on November 7, 2000. Best Logic manufactures customized computers and provides comprehensive solutions for industrial PC, commercial PC and contract manufacturing markets. Best Logic is a manufacturer of custom industrial PCs and a contract manufacturer to industrial OEMs. Best Logic provides flexible, cost effective, turnkey manufacturing solutions for the industrial and commercial PC markets.


Revenue. Best Logic generates revenue from the design and manufacture of PC systems. Best Logic recognizes revenue when a valid order is obtained; products are shipped; collectibility is probable; and Best Logic has no further significant obligations. Best Logic provides warranty coverage for labor of two years. Warranty coverage of parts is provided by the OEM manufacturers of component parts and is typically one year. When uncertainties exist relating to any of these criteria, the revenue is recognized upon resolution of the uncertainty.

         The sales cycle for Best Logic's products is typically ninety days. Revenues for a particular period are substantially dependent on existing backlog of sales orders and orders received in that period. Currently, backlog amounting to approximately $3.5 million is due from Rapiscan and L3 as of December 31, 2002. This backlog is considered firm and is expected to be completely filled in the 2003 fiscal year. Furthermore, Best Logic has experienced, and expects to continue to experience, significant variation in the size of individual sales orders and manufacturing contracts. Generally, Best Logic ships within thirty days after receipt of initial sales order. Once an initial order is established, follow-up orders are typically shipped within three to five days after receipt of a sales order.

         As of December 31, 2002 and 2001, Best Logic had an existing backlog of sales orders totaling $3,500,000 and $3,000,000, respectively, with two customers.

         Additionally, Best Logic provides on site support for its PC systems under support agreements. These agreements provide unlimited technical support over a specified term, which is typically twelve months, and renewable on an annual basis. Support contracts typically are paid in advance, and revenues from these contracts are deferred and recognized ratably over the term of the agreement. During 2002, revenue related to these contracts was less than $5,000.


Cost of Sales. Cost of sales consists of PC component parts primarily purchased from companies in the Asia-Pacific region; assembly labor and related taxes, insurance, and benefits; and overhead costs related to maintaining facilities and production management.

Operating Expenses. Operating expenses consist of salaries and wages for administrative, finance, human resources and information technology personnel; information systems costs; outside professional service fees; depreciation; and other general costs and expenses.


CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES


         Management's discussion and analysis of financial condition and results of operations of Best Logic included in this proxy statement is based upon Best Logic's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires Best Logic's management to make estimates and assumptions. Best Logic bases these estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. Changes in the facts or circumstances underlying these estimates could result in material changes and actual results could differ from these estimates. Best Logic's critical accounting policies are included in Note 1 of Best Logic's Notes to Financial Statements included elsewhere in this proxy statement.


RESULTS OF OPERATIONS


         The following table sets forth selected data from statements of operations including items as a percentage of Best Logic's total revenue for the respective periods.


For the twelve months ended December 31, 2002 and 2001.


                                           2002                           2001
                                 --------------------------    ---------------------------

NET SALES                        $ 9,235,307        100.0%     $ 6,158,912         100.0%

COST OF SALES                      6,547,370         70.9%       4,592,743          74.6%
                                 --------------------------    ---------------------------

GROSS PROFIT                       2,687,937         29.1%       1,566,169          25.4%

OPERATING EXPENSES                 1,807,186         19.6%       1,403,013          22.8%
                                 --------------------------    ---------------------------

OPERATING INCOME                     880,751          9.5%         163,156           2.6%

OTHER INCOME                             777          0.0%               -           0.0%
                                 --------------------------    ---------------------------

INCOME BEFORE TAXES                   881,528         9.5%         163,156           2.6%

INCOME TAXES                            12,800        0.1%          13,600           0.2%
                                 --------------------------    ---------------------------
NET INCOME                            868,728         9.4%         149,556           2.4%
                                 ==========================    ================= ==========


Total Revenue. Total Revenue increased 51.0% to $9,235,307 in the twelve months ended December 31, 2002 from $6,158,912 in the same period in 2001. The increase in sales was mainly attributable to two customers. Both are in the business of providing X-Ray scanning machines for airport security. With the event of the terrorist attack on September 11, 2001, Best Logic sales to these companies increased by 117% to approximately $8.0 million in 2002 from approximately $3.7 million in the same period in 2001. These companies accounted for 87% of total sales in 2002 and 61% of total sales in 2001.


Cost of Goods Sold, Cost of Sales percent decreased by 3.5% to 70.9% in the twelve months ended December 31, 2002 from 74.6% in the same period in 2001. Three factors contributed to the overall decrease in Cost of Sales as a percentage of revenue in the twelve months ended December 31, 2002: (1) computer components costs generally declined worldwide due to an over supply which resulted in lower cost of purchased materials; (2) while there was a decrease in direct materials, Best Logic was able to maintain a selling price structure the same as that of 2001; and (3) freight cost decreased by approximately $40,000 in 2002. The decrease was due to a decrease in sales to the eastern United States.


Operating Expenses, Operating expenses increased by $403,873 in 2002 to $1,807,186 in 2002 from $1,403,313 in 2001, but decreased as percentage of sales to 19.6% in 2002 from 22.8%. The following were significant components of operating expenses:

     o Salaries and Wages - increased 16% to $539,000 in the twelve months ended December 31, 2002 from $467,000 in the same period in 2001 due to the addition of five production personnel.

     o Professional Fees - decreased by 57% to $19,000 in 2002 from approximately $44,000 in 2001. Best Logic incurred an expense of $42,000 in 2001 for the ISO certification.

     o Consulting Fees - increased by 3100% to $160,000 in 2002 from $5,000 in 2001 due to an expenditure of $92,000 for training cost with the purchase and installation of new MRP-Accounting software and amounts paid to a Sales consultant and a Financial consultant totaled $60,000.

     o Provision for Bad Debt - decreased by 79% in 2002 to $13,000 from $61,000 in 2001 due to the reduction of Reserve for Doubtful Accounts to $50,000 based on historical bad debt expenses that were lower than previously estimated.

     o Provision for Warranty - decreased by 87% in 2002 to $8,000 from $61,000 in 2001 due to the reduction of Accrued Warranty account to $70,000 based on historical warranty costs that were lower than previously estimated.


Income Taxes. Best Logic was a limited liability company during 2002 and 2001 and taxed similarly to a partnership for income tax purposes, and, as a result, only incurred a minimum amount of State income taxes.


Net Income. As a result of the above factors, Best Logic's net income increased to $868,728 in the twelve months ended December 31, 2002 compared to $149,556 in the same period in 2001.


LIQUIDITY AND CAPITAL RESOURCES


         Historically, Best Logic has financed its operations and capital expenditures primarily through the capital contributions of the member and through the cash provided by operating activities. Cash provided by Best Logic's operating activities was $164,059 during the twelve months ended December 31, 2002 compared to $1,335 for the same period in 2001. The increase in cash provided by operations was primarily related to the increase in net income of $719,172, offset by changes of receivables and payables during 2002. Cash used in Best Logic's investing activities was $108,250 during the twelve months ended December 31, 2002 compared to cash used in its investing activities of $1,200 in the same period in 2001. During the twelve months ended December 31, 2002 and 2001, the cash used in investing activities was primarily used for capital expenditures. Cash provided by financing activities amounted to $50,000 from a capital contribution by the managing member during the twelve months ended December 31, 2001. As of December 31, 2002 working capital was $1,922,512. Management believes that current working capital is sufficient to meet future obligations of Best Logic.


RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with restructuring, discontinued operations, plant closing, or other exit or disposal activity. Previous accounting guidance was provided by EITF Issue No. 94-3, "Liability Recognition for Certain Costs, Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 replaces EITF 94-3 and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect

Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

         In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation -- Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

        ADDITIONAL MATTERS TO BE CONSIDERED AT THE GLOBAL SPECIAL MEETING

PROPOSAL 2 - INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has unanimously approved and recommends to shareholders that they consider and approve a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 13,333,334 to 50,000,000 shares. If the proposed amendment is approved, Articles of Amendment would be filed with the Secretary of State of the State of Nevada (the "Amendment").

         The Company now has only 13,333,334 authorized and unissued shares, and the board of directors believes that an increase in the authorized shares is desirable because it would provide the Company with flexibility in the future in considering possible financing, acquisitions, recapitalizations, restructurings, stock dividends or stock splits, employee stock plans or other general corporate purposes. In particular, the board of directors believes the increase in the authorized shares is necessary to have a sufficient number of shares of Common Stock outstanding for purposes of raising capital. If the proposed amendment is approved, the additional shares, when issued, will have the same voting and other rights as the Company's presently authorized Common Stock.

         The holders of Common Stock do not have preemptive rights to subscribe for additional shares of Common Stock. Shareholder approval generally is not required prior to the issuance of previously authorized shares of the Company's Common Stock. While the specific circumstances under which the additional authorized shares contemplated by the proposed Amendment might be issued are presently unforeseeable, it is not expected that such issuance would be submitted to the Shareholders for ratification or approval unless otherwise required by law, regulation, stock exchange listing agreement, or the governing instruments of the Company.

         Approval by the board of directors of any transaction involving the issuance of additional shares of Common Stock will depend upon such factors as the board of directors, in its discretion, deems to be in the best interests of the Company. The Company has no understanding, arrangements, or agreements with respect to the issuance of any of the additional shares to be authorized by the proposed Amendment, but the Company may seek to issue additional shares to improve the Company's financial condition, as well as for acquisitions, new financings, and other corporate purposes.

         Because the board of directors has the authority to issue shares of Common Stock to persons opposed to a takeover attempt, an increase in the number of authorized shares of the Company's Common Stock may have the effect of discouraging takeover attempts and may also have the effect of maintaining the position of incumbent management even if such a transaction or removal of management might be beneficial to the shareholders generally. The increase in the number of authorized shares of Common Stock is not being made in response to any existing efforts by any party of which the Company is aware to accumulate the Company's stock or to obtain control of the Company, and such increase is not being proposed for the purpose of discouraging takeover attempts. The Amendment is not part of the plan to adopt a series of amendments having an anti-takeover effect, and the Company has no present intention to propose any anti-takeover measures. The Company is not aware of any other characteristics of its Articles of Incorporation or By-laws that could have the effect of discouraging takeover attempts.

         The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote is required to approve this proposal.

PROPOSAL 3--ELECTION OF DIRECTORS

   Nominees

Global ePoint's restated by-laws currently authorizes five (5) directors until changed by amendment to the by-laws, which such amendment may be adopted by the

Board of Directors. The Board of Directors has increased its size to eleven members. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Global's board is not divided into classes. Each member of the Board is elected by the stockholders at each annual meeting to serve a one-year term which expires upon the occurrence of the next annual meeting.


The Global board of directors currently consists of: Frederick Sandvick, Keith
A. Cannon, Darrell L. Richardson and Owen Lee Barnett. All have terms that expire on the next annual meeting date. Upon consummation of the transaction with McDigit, Frederick Sandvick will resign as a member of Global's board of directors, leaving eight vacancies on Global's board of directors, which, upon their election, are to be filled by the eight nominees set forth herein. In the event any of the eight nominees set forth herein are not elected, the existing directors, may, by resolution, fill any vacancies in the board of directors and any newly created directorships.


At the special meeting, you will be asked to elect eight directors who will become Global's directors on the date of the special meeting. The names of the board of directors' nominees for Global's directors are identified below. The shares represented by the enclosed proxy for the special meeting will be voted "FOR" the election of the nominees listed below unless authority to vote for the election of directors is withheld. Stockholders may withhold authority to vote for the slate as nominated by marking the "Withhold for All" box on the enclosed proxy card. Stockholders may withhold authority to vote for any individual nominee or nominees by marking the "Exceptions" box on the enclosed proxy card and writing the name of the nominee or nominees on the line provided. If any of the nominees should unexpectedly decline or be unable to act as director, the board of directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The following table sets forth certain information as of April 3, 2003 with respect to the director nominees to be voted on at the special meeting, including a five year employment history and any directorships held in public companies:



 NAME                                             POSITION
=================================  =============================================

Toresa Lou                         Ms. Lou is a founder of McDigit, Inc. and has
Age: 44                            been  the  President  and  Chief  Executive
                                   Officer and a Director of McDigit, Inc. since
                                   McDigit's incorporation in November 2002. As the President and Chief Executive Officer of
                                   McDigit, Ms. Lou has been actively involved in the management and business development of the company, including the acquisition of certain sales and marketing rights to the "Raidius System" from Sequent Technologies,
                                   Inc. Ms. Lou is the Chief Executive Officer of Avatar Technology, Inc., a computer manufacturing company and wholesaler with extensive ties in the Far East. She has held this position since April 1999. From
                                   September 1992 through the present, she has served as Vice President of sales and marketing at Prophecy Technology LLC, an international wholesaler and distributor of computer components. Ms. Lou received an MS in Accounting from Louisiana State University in 1986.


John Pan                           Mr. Pan is a founder of McDigit, Inc. and has
Age: 55                            been  its  Secretary  and  Chief  Financial
                                   Officer  and  a  director  since  its
                                   incorporation in November 2002. He is currently the sole shareholder of McDigit, Inc. Mr. Pan is also the founder, President, Chief Financial Officer, and director of Best
                                   Logic LLC, a wholly owned subsidiary of McDigit, Inc. He has held these positions since November 2000. Mr. Pan is the Chief
                                   Financial Officer, President, and a director of Avatar Technology, Inc. since April 1999.
                                   Mr. Pan is also the President and
                                   Chief  Financial  Officer  of  Prophecy
                                   Technology  LLC, a position he has held since
                                   September 1992. Since November 2002, Mr. Pan has been the Chief Financial Officer of Sequent Technologies, Inc. Sequent
                                   Technologies, Inc. develops and manufactures long range video, audio and data transmission system. Mr. Pan received his MBA from Pepperdine University in 1986.

John K. Yuan                       Since  August  of  2002,  Mr.  Yuan  has been
Age: 49                            working  on  the  business  planning,  fund
                                   raising and technology development for a start up company which will focus on developing software products. From June 1999 to July 2002, Mr. Yuan was a senior design manager and chief architect at Cirrus Logic in Austin, Texas, managing technical aspects of four different product lines and providing technical advice on corporate acquisitions, licensing and strategic alliances. From June
                                   1993 to June 1999, Mr. Yuan was a design manager and principal architect at Motorola
                                   Inc., where he led the development of
                                   multi-standard video codes and PowerPC
                                   processors and assisted in business
                                   development and product promotion. Mr. Yuan has 19 years of experience in managing, promoting and developing semiconductor products. Mr. Yuan received his Masters of Science in electrical engineering and physics from Texas Tech University.


Jongil Kim                         Mr.  Kim is the founder, Chairman, President,
Age: 38                            and  Chief  Executive  Officer of Media Excel
                                   Inc., positions he has held since March 2000.
                                   Media Excel is a software development company providing software solution for high-quality, low power, embeddable design of compression and delivery standards. Prior to that, Mr.
                                   Kim worked as a Senior Engineer at Accelerix
                                   Corp., which is now known as MOSAID
                                   Technologies, from January 1998 to March
                                   2000. At Accelerix, he designed ethernet switches and chips as well as software for DVD, MPEG video decodes and video conference encoders. Mr. Kim received a Bachelor of Science and Master of Science, both in electrical engineering from Yonsei University in Seoul, Korea. In addition, he completed 10 advanced (Ph.D) courses in electrical and computer engineering at the University of Texas at Austin.

Mark McDermott                     Since  1998,  Mr.  McDermott  has  worked  at
Age: 51                            Intel,  Inc. Currently, he is the Director of
                                   Intel's Austin Development Center where he has created a 270-person microprocessor development team and has been responsible for the next generation IA-32 desktop processor and EDA tools. Mr. McDermott has more than 24 years of industrial experience in managing and developing microprocessor products, EDA tools, and system/software solutions. He is also the Adjunct Faculty of
                                   Electrical/Computer Engineering Department at
                                   University of Texas, Austin. Mr. McDermott received his MSEE from University of Texas at Austin and BSEE from University of New
                                   Mexico.

Daniel Pearlson                    Since  June  2001,  Mr. Pearlson has been the
Age: 45                            Chief  Executive  Officer,  Chief  Technology
                                   Officer and a director of Sequent
                                   Technologies, Inc., a company he co-founded.
                                   Since April 2002, he has also served as its Secretary and Treasurer. From 2000 to April
                                   2001, Mr. Pearlson was the Chief Technology
                                   Officer at Clearview Networks, Inc., a
                                   private company designed to provide
                                   "snapshots" of traffic and nightclubs for viewers over the Internet. As the Chief
                                   Technology Officer of Clearview, Mr. Pearlson was directly responsible for all research, software and hardware engineering and development, technical services, customer services, product development, network and information systems management including internal and services, and field installation services. From 1998 through 1999, Mr.
                                   Pearlson served as the Director of Research and Development at Youbet.com, a $120 million
                                   NASDAQ-traded on-line multi-media
                                   subscription network, where he was
                                   responsible for all network and information services. Mr. Pearlson received his Doctorate of Humane Letters from West Coast University in recognition of accomplishments in the field of Computer Science and Distance
                                   Education.

Sean C. Fisher                     Mr.  Fischer  has  served as President, Chief
Age: 36                            Operations  Officer and a director of Sequent
                                   Technologies, Inc. since its inception in June 2001. Prior to co-founding Sequent, Mr.
                                   Fischer was Director of Operations, Director of Engineering and Director of Product
                                   Management  at  Clearview Networks, Inc. from
                                   2000  through  2001.  From  1998 to 2002, Mr.
                                   Fischer  worked  at Youbet.com as the Systems
                                   Integration Manager, Video Broadcast Manager and Senior Program Manager. Mr. Fischer holds a Bachelor of Science in Computer Information
                                   Systems from Devry Institute of Technology, as well as United States Navy certifications in Naval Electronics Systems Engineering and
                                   C4ISR-Space  Warfare.

William W. Dolph, MD               Dr.  Dolph was the President of IntelliQuest,
Age: 56                            Inc.  from  1999  to  2002, a valuation  firm
                                   specializing in medical technology and
                                   medical devices. From 1997 through 1998, Dr.
                                   Dolph worked as a physician at Planned
                                   Parenthood in northwest Indiana in the area of reproductive medicine. He received his medical degree from Penn State University, College of Medicine and has a masters in Management of Medical Technologies,
                                   Massachusetts Institute of Technology.


The affirmative vote of a majority of the total votes cast at the special meeting, in person or by proxy, is required for a director to be elected. Votes withheld from any director or all directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under the by-laws of Global ePoint.

Except as disclosed herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominee was selected to stand for election to the board of directors. Each nominee has consented to being named herein and has agreed to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF GLOBAL EPOINT.


                             ADDITIONAL INFORMATION

LEGAL MATTERS

The validity of the Common Stock to be issued pursuant to the Agreement will be passed upon for Global by Feldman Weinstein LLP, counsel to Global.

INDEPENDENT AUDITORS

Global's consolidated financial statements for each of the two years in the periods ended December 31, 2002 and 2001 , included in this proxy statement, have been so included in reliance on the report of Rothstein, Kass & Company, PC, independent accountants, given on the authority of said firm as experts in auditing and accounting.


McDigit's financial statements as of December 31, 2002, and for the period from inception (November 4, 2002) through December 31, 2002, and Best Logic's financial statements as of December 31, 2002 and 2001 and for the years ended December 31, 2002 and 2001, included in this proxy statement, have been so included in reliance on the respective reports of Moore Stephens Wurth Frazer and Torbet, LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


ITEM 13: CONTROLS AND PROCEDURES

     (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. OUR CHIEF EXECUTIVE AND PRINICIPAL FINANCIAL OFFICER, AFTER EVALUATING THE EFFECTIVENESS OF THE COMPANY'S "DISCLOSURE CONTROLS AND PROCEDURES" (AS DEFINED IN THE SECURITIES EXCHANGE ACT OF 1934 RULES 13A-14(C) AND 15-D-14(C)) AS OF A DATE (THE "EVALUATION DATE") WITHIN 90 DAYS BEFORE THE FILING DATE OF THIS ANNUAL REPORT, HAS CONCLUDED THAT AS OF THE EVALUATION DATE, OUR DISCLOSURE CONTROLS AND PROCEDURES WERE ADEQUATE AND DESIGNED TO ENSURE THAT MATERIAL INFORMATION RELATING TO US AND OUR CONSOLIDATED SUBSIDIARY WOULD BE MADE KNOWN TO HIM BY OTHERS WITHIN THOSE ENTITIES.

     (B) CHANGES IN INTERNAL CONTROLS. THERE WERE NO SIGNIFICANT CHANGES IN OUR INTERNAL CONTROLS OR TO OUR KNOWLEDGE, IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT OUR DISCLOSURE CONTROLS AND PROCEDURES SUBSEQUENT TO THE EVALUATION DATE.

None of the independent auditors listed herein is to receive a direct or indirect interest in Global, nor were any of such auditors acting as a promoter, underwriter, voting trustee, director, officer or employee of Global.


STOCKHOLDERS PROPOSALS

Proposals by Global stockholders for which consideration is desired at the 2003 special meeting of stockholders must be in writing and received by Global at its executive offices by [ ], 2003 (or such other date as Global may determine and announce in connection with the actual scheduling of Global's 2003 special meeting) in order to be considered for inclusion in Global's proxy materials. For a stockholder proposal to be considered for presentation at Global's 2003 special meeting, although not included in Global's proxy materials, Global must receive the written proposal at its executive offices by [ ], 2003, or such other date as Global may determine and announce in connection with the actual scheduling of Global's 2003 special meeting.

All stockholder proposals for inclusion in Global's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any stockholder proposal (regardless of whether it is included in our proxy materials), Global's memorandum of association, articles of association and the law of the state of Nevada.

WHERE YOU CAN FIND MORE INFORMATION

Reports, proxy statements and other information concerning Global may be inspected at:

    The National Association of Securities Dealers
    1735 K Street, N.W.
    Washington, D.C. 20006

Requests for documents relating to Global should be directed to:

    Global ePoint, Inc.
    1370 W. San Marcos Blvd.
    Suite 100
    San Marcos, CA 92069
    Attention:  Frederick Sandvick
    (760) 510-4900

Requests for documents relating to McDigit should be directed to:

    c/o Best Logic, LLC
    39 S. Cheryl Lane
    City of Industry, CA 91789
    Attn:  Toresa Lou

Global files reports, proxy statements and other information with the SEC. Copies of their reports, proxy statements and other information may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy statements and other information regarding Global. The address of the SEC website is http://www.sec.gov.

You should rely only on the information contained in this proxy statement to vote for the approval of the Agreement and the other proposals at the special meeting. Global has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [ ], 2003. You should not assume the information contained in this proxy statement is accurate as of any date other than [ ], 2003, and neither the mailing of the proxy statement to Global stockholders nor the issuance of Common Stock pursuant to the Agreement shall create any implication to the contrary.

This document does not constitute an offer to sell, or a solicitation of an offer to purchase, the Common Stock or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make the offer, solicitation of an offer or proxy solicitation in that jurisdiction. Neither the delivery of this proxy statement nor any distribution of securities means, under any circumstances, there has been no change in the information set forth in this document or in its affairs since the date of this proxy statement.

         INDEX TO UNAUDITED PROFORMA AND HISTORICAL FINANCIAL STATEMENTS

                                                                                                                  PAGE
                                                                                                                 =======


GLOBAL EPOINT, INC.
Report of Independent Accountants                                                                                  F-2
Consolidated Balance Sheets as of December 31, 2002                                                                F-3
Consolidated Statements of Operations for the years ended December 31, 2002 and 2001                               F-4
Consolidated Statements of Shareholders' Equity for the years ended December 31, 2002 and 2001                     F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2002 and 2001                               F-6
Notes to Consolidated Financial Statements                                                                         F-7

GLOBAL EPOINT, INC.
Unaudited Pro Forma Consolidated Financial Statements of Global ePoint, Inc.                                       F-21
Unaudited Pro Forma Consolidated Balance Sheet for the year ended December 31, 2002                                F-22
Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2002 and 2001           F-24
Notes to Unaudited Pro Forma Consolidated Financial Statements                                                     F-26

MCDIGIT, INC.
Report of Independent Accountants                                                                                  F-27
Balance Sheet as of December 31, 2002                                                                              F-28
Statement of Operations for the period from inception (November 4, 2002) to December 31, 2002                      F-29
Statement of Shareholder's deficit for the period from inception (November 4, 2002) to December 31, 2002           F-30
Statement of Cash Flows for the period from inception (November 4, 2002) to December 31, 2002                      F-31
Notes to  Financial Statements                                                                                     F-32

BEST LOGIC, LLC
Report of Independent Accountants                                                                                  F-37
Balance Sheets as of December 31, 2002 and 2001                                                                    F-38
Statements of Income for the years ended December 31, 2002 and 2001                                                F-39
Statements of Member's Equity for the years ended December 31, 2002 and 2001                                       F-40
Statements of Cash Flows for the years ended December 31, 2002 and 2001                                            F-41
Notes to Financial Statements                                                                                      F-42

                                       F-1

                          INDEPENDENT AUDITORS' REPORT
                           --------------------------

To the Board of Directors and Shareholders of Global ePoint, Inc:

We have audited the accompanying consolidated balance sheet of Global ePoint, Inc. and Subsidiaries as of December 31, 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2002 and 2001. These consolidated financial statements are the responsibility of Global ePoint, Inc.'s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Global ePoint, Inc. and Subsidiaries as of December 31, 2002, and the consolidated results of their operations and their consolidated cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.



                                     /s/Rothstein, Kass & Company, PC


Roseland, New Jersey
February 26, 2003


                                 GLOBAL EPOINT, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEET
                                       AS OF DECEMBER 31, 2002

         ------------------------------------------------------------------------------------------
         (Thousands of dollars, except share amounts)
         ------------------------------------------------------------------------------------------
         Current Assets:
                  Cash and cash equivalents                                                $ 4,357
                  Accounts receivable, net                                                      16
                  Other current assets                                                          22
         ------------------------------------------------------------------------------------------
         Total current assets                                                                4,395
         ------------------------------------------------------------------------------------------
         Plant, property and equipment, net                                                     82
         Card dispensing equipment                                                           3,188
         Parts inventory, net                                                                  636
         Other assets, net                                                                     500
         ------------------------------------------------------------------------------------------
         Total assets                                                                      $ 8,801
         ==========================================================================================
         Liabilities and shareholders' equity:
         ------------------------------------------------------------------------------------------
         Current liabilities:
                  Accounts payable                                                          $  349
                  Accrued expenses and other current liabilities                               819
         ------------------------------------------------------------------------------------------
         Total current liabilities                                                           1,168
         ------------------------------------------------------------------------------------------
         Shareholders' equity:
              Preferred stock, no par value, 2,000,000 shares
                  authorized, no shares issued or outstanding
              Common stock, $.03 par value, 13,333,334 shares
                  authorized and 4,305,584 shares issued and outstanding                       129
              Amount for shares to be issued                                                   950
              Additional paid-in capital                                                    33,128
              Accumulated deficit                                                         (26,574)
         ------------------------------------------------------------------------------------------
         Total shareholders' equity                                                          7,633
         ------------------------------------------------------------------------------------------
         Total liabilities and shareholders' equity                                         $8,801
         ==========================================================================================

         See accompanying notes to consolidated financial statements.


                                    GLOBAL EPOINT, INC. AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                 FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001
         ------------------------------------------------------------------------------------------ ------------- -------------
         (Thousands of dollars/shares, except per share amounts)                                            2002          2001
         ------------------------------------------------------------------------------------------ ------------- -------------
         Revenues:
                  Sales                                                                                   $  175        $   32
                  Interest income                                                                            138           152
                  Other income                                                                               195           251
         ------------------------------------------------------------------------------------------ ------------- -------------
         Total revenues                                                                                      508           435
         ------------------------------------------------------------------------------------------ ------------- -------------
         Operating expenses:
              Cost of sales                                                                                  150            11
              Selling, general and administrative                                                            881         1,570
              Interest expense                                                                                             292
              Restructuring costs                                                                            832           477
                  Cost of abandoned projects                                                                 350
         ------------------------------------------------------------------------------------------ ------------- -------------
         Total operating expenses                                                                          2,213         2,350
         ------------------------------------------------------------------------------------------ ------------- -------------
         Loss from continuing operations                                                                 (1,705)       (1,915)
         ------------------------------------------------------------------------------------------ ------------- -------------
         Discontinued operations:
              Income                                                                                                       398
              Gain on sale                                                                                               2,744
         ------------------------------------------------------------------------------------------ ------------- -------------
         Net income (loss)                                                                              $(1,705)       $ 1,227
         ======================================================================================================================
         Earnings (loss) per share - Basic and Diluted:
                  Loss from continuing operations                                                       $  (.35)       $ (.42)
                  Income from discontinued operations                                                                      .69
         ------------------------------------------------------------------------------------------ ------------- -------------
                  Net (income) loss                                                                     $  (.35)       $   .27
         ======================================================================================================================
                  Weighted average shares                                                                  4,825         4,543
         ======================================================================================================================
         See accompanying notes to consolidated financial statements.

                                       F-4


                                           GLOBAL EPOINT, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                       FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001



                                                    ----------------------------------------------------------------------------
                                                         Common Stock         Amount for   Additional
                                                    ------------------------  Shares to    Paid-in      Accumulated
        (Thousands of shares/dollars)                 Shares       Amount     be Issued    Capital        Deficit       Total
        ------------------------------------------- ------------ ----------- ------------ ------------ -------------- ----------
        BALANCES, DECEMBER 31, 2000                       4,305       $ 129        $ 950     $ 33,124     $ (26,096)    $ 8,107
        Net income                                                                                             1,227      1,227
        ------------------------------------------- ------------ ----------- ------------ ------------ -------------- ----------
        BALANCES, DECEMBER 31, 2001                       4,305         129          950       33,124       (24,869)      9,334
        Issuance of stock  warrants in  connection
        with settlements                                                                            4                         4
        Net loss                                                                                             (1,705)    (1,705)
        ------------------------------------------- ------------ ----------- ------------ ------------ -------------- ----------
        BALANCES, DECEMBER 31, 2002                       4,305       $ 129        $ 950     $ 33,128     $ (26,574)    $ 7,633
        ========================================================================================================================

         See accompanying notes to consolidated financial statements.








                                       F-5


                                                 GLOBAL EPOINT, INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001

          ------------------------------------------------------------------------------------- -------------- ---------------
          (THOUSANDS OF DOLLARS)                                                                         2002            2001
          ------------------------------------------------------------------------------------- -------------- ---------------
          Cash flows from operating activities:
               Loss from continuing operations                                                      $ (1,705)       $ (1,915)
               Income from discontinued operations                                                                      3,142
               Adjustments to reconcile income (loss) to net cash
                   used for operating activities:
                   Gain on sale of discontinued operations                                                            (2,744)
                   Depreciation and amortization                                                           48             389
                   Expense related to options and warrants for services provided                            4             145
                   Asset reserves                                                                         353
                   Cost of abandoned projects                                                             350
                   Changes in assets and liabilities:
                        Accounts receivable                                                              (15)              81
                        Other current assets                                                             (20)              63
                        Parts inventory                                                                   253             359
                        Other assets                                                                       92
                        Accounts payable                                                                  139           (782)
                        Accrued expenses and other current liabilities                                  (231)           (819)
          ------------------------------------------------------------------------------------- -------------- ---------------
          Net cash used for operating activities                                                        (732)         (2,081)
          ------------------------------------------------------------------------------------- -------------- ---------------
          Cash flows from investing activities:
               Purchases of plant, property and equipment                                               (250)            (27)
               Net investment in sales-type leases                                                                        709
               Net proceeds from sale of discontinued operations, including gain of $2,744                             12,665
               Investments                                                                               (50)           (250)
          ------------------------------------------------------------------------------------- -------------- ---------------
          Net cash provided by (used for)  investing activities                                         (300)          13,097
          ------------------------------------------------------------------------------------- -------------- ---------------
          Cash flows from financing activities:
               Repayments of line of credit, net                                                                      (3,786)
               Repayments of notes payable                                                                            (1,980)
          ------------------------------------------------------------------------------------- -------------- ---------------
          Net cash used for financing activities                                                                      (5,766)
          ------------------------------------------------------------------------------------- -------------- ---------------
          Increase (decrease) in cash and cash equivalents                                            (1,032)           5,250
          ------------------------------------------------------------------------------------- -------------- ---------------
          Cash and cash equivalents at beginning of period                                              5,389             139
          ------------------------------------------------------------------------------------- -------------- ---------------
          Cash and cash equivalents at end of period                                                  $ 4,357         $ 5,389
          ===================================================================================== ============== ===============
          Supplemental cash flow information:
               Cash paid during the year for interest                                                                   $ 292
          ===================================================================================== ============== ===============
         SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.


                      GLOBAL EPOINT, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 and 2001

1.       Summary of Significant Accounting Policies
         ------------------------------------------

              ORGANIZATION AND BUSINESS Global ePoint, Inc. and Subsidiaries, (collectively, the "Company" or "Global ePoint") has designed, manufactured, and serviced vending terminals for retail sale and leasing over the past 10 years. The Company's core business (its lottery business) through June 1, 2001 was with the Instant Ticket Retailer (ITR) product line, which sold or leased instant-winner lottery terminals to state and provincial governments in the United States and Canada and to foreign governments and their licensees. The Company also, on a minimal basis over the past four years, provided a Debit Card Retailer (DCR) product line, which sold or leased vending machines for prepaid telephone cards and other specialty retail products generally to commercial customers in the United States and in foreign markets. On June 1, 2001, the Company completed the sale of its lottery business to Interlott Technologies, Inc. ("Interlott"). Subsequent to the sale, the Company has been focused on actively reviewing (i) opportunities that involve the acquisition of or merger with companies that have new business activities with high growth potential, and (ii) marketing plans to maximize the value of the Company's existing non-lottery related products, which consist primarily of card dispensing equipment (DCRs).

              BASIS OF PRESENTATION The accounting and reporting policies of Global ePoint, Inc. and subsidiaries (collectively referred to as the "Company") conform to accounting principles generally accepted in the United States of America.

              NEW ACCOUNTING PRONOUNCEMENT During 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 146, "Accounting for costs associated with exit or disposal activities" and No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". SFAS No. 146, which is not effective until the year ending December 31, 2003, addresses financial accounting and reporting for costs associated with exit or disposal activities. The Company does not believe that SFAS No. 146 will have a significant impact on its consolidated financial position, results of operations or cash flows.

              SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company's management currently does not plan to transition to the fair value method of accounting for employee stock options. Accordingly, the Company's management does not believe that portion of SFAS No. 148 will impact the Company. However, the Company has provided the required disclosures (see
              Note 7).

              PRINCIPLES OF CONSOLIDATION The consolidated financial statements include the accounts of Global ePoint and all majority owned subsidiaries after elimination of significant intercompany balances and transactions.

              CASH AND CASH EQUIVALENTS Cash equivalents consist of highly liquid investments purchased with original maturities of three months or less and which are readily convertible into cash.

              INVENTORIES Inventories include the cost of material, direct labor, manufacturing overhead, parts and supplies, and terminals assembled or in the process of assembly. Inventories are stated at the lower of cost, on a first-in, first-out basis or market.

              PLANT, PROPERTY AND EQUIPMENT Plant, property and equipment are stated at cost less accumulated depreciation and amortization. Accumulated depreciation and amortization are provided using the straight-line method, over estimated useful lives of 2 to 10 years. Maintenance and repairs are expensed as incurred.

              PATENTS Patents are capitalized and amortized on a straight-line basis over 17 years.

              LEASES Property held under lease agreements are stated at cost. Depreciation is provided using the straight-line method, over estimated useful lives of 2 - 5 years.

              REVENUE RECOGNITION Under provision of SFAS No. 131, prior to the sale of the Company's lottery business, Global ePoint had three reportable business segments: Products, Financing and Service, as described in Note 3. Revenue recognition for each segment was as follows:


              PRODUCTS
                           Revenues from terminal sales are recognized upon
                  shipment, except where contract terms require Global ePoint to provide installation prior to acceptance, in which case revenue is recognized when the product is installed. Revenues from sales-type leases are recognized at the present value of the future minimum payments and are recorded as product sales.

                  Financing
                  ---------
                           Income from operating leases is recognized as rentals
                  are due according to provisions of the leases. Units under operating leases are treated as depreciable assets and depreciated over their useful lives, with depreciation on such units charged to cost of sales. Interest income is recognized on sales-type leases as earned, based on amortization schedules. The difference between the total future minimum payments plus the residual value of the equipment and the present value is recorded as unearned income and amortized over the term of the lease so as to produce a constant rate of return. Subsequent to June 1, 2001, the Company had no sales-type leases and an insignificant amount of operating leases and, therefore, has discontinued segment reporting.

                  Service
                  --------
                           Global ePoint employed a field service department to
                  service ITR terminals sold or leased to customers. Most service agreements provided for a preventive maintenance visit at regular intervals (e.g. every 60 to 120 days), covering all labor costs, costs to repair and replace parts, and provided for emergency visits if the terminal was non-operational. Income was recognized monthly, ratably over the lease term, for all ITR sales. When a terminal was leased to a customer, the service fee was separately identified in the lease agreement or included as a component of a single lease payment. If service was included as a component of a single lease payment, a service fee was estimated and classified as deferred executory costs. All service revenue was recognized ratably over the service agreement. Global ePoint provided for the estimated amount of future losses on any service contract. Subsequent to June 1, 2001, this segment was discontinued.

                  All ITR and DCR sales include a warranty, ranging from one to three years, which includes free repair or replacement of defective parts and may include associated labor costs. Future warranty costs are estimated and charged to income at time of sale, unless the lease includes a service component, in which case the estimated costs reduces the minimum lease payment. Global ePoint has no commitment under any lease to guarantee performance in a manner more extensive than the typical product warranty or which effectively protects the lessee from obsolescence.

              RESTRUCTURING COSTS As a result of the sale of the Company's core business operations on June 1, 2001, the Company has been in the process of establishing new strategic initiatives and transitioning the Company into new business activities. The Company incurred restructuring costs of $832 thousand in 2002 and $477 thousand in the 2001 (which was over a seven month period only). The restructuring charges include payroll, facilities costs, refurbishment costs asset valuation allowances and certain other charges incremental to restructuring operations and preparing for new business activities.

              RESEARCH AND DEVELOPMENT General research and development costs are expensed as incurred and were $137 thousand in 2001. No expense was incurred in 2002.

              SIGNIFICANT CUSTOMERS AND CONCENTRATION OF CREDIT Revenues from the state lotteries of Virginia and Illinois individually accounted for 36% and 47% respectively, of total revenue of discontinued operations in 2001. In 2001 foreign sales were less than 1% of revenues from discontinued operations. Continuing operations had no significant customers in 2002.

              INCOME TAXES Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end. If it is more likely than not that some portion or all of a deferred income tax asset will not be realized, a valuation allowance is recognized.

              PER SHARE INFORMATION SFAS No. 128 "Earnings per Share" requires dual presentation of basic and diluted earnings per share for all periods presented. Basic EPS excludes dilution and is computed using the weighted average shares of common stock outstanding plus contingently issuable shares. Diluted EPS is computed using the weighted average shares outstanding plus additional common shares that would have been outstanding if dilutive potential common shares had been issued, using the treasury stock method.

              Included in the computation for Basic and Diluted EPS for the 2002 and 2001 years are 519,125 and 237,500 shares, respectively, which are the weighted average of the shares that are contingently issuable pursuant to the settlement agreements for the class action cases (see Note 8 herein). For all the periods presented, options and warrants were not factored into the calculation because they were antidilutive or because the Company had a net loss.

              FAIR VALUE OF FINANCIAL INSTRUMENTS The following disclosure of estimated fair value was determined by available market information and appropriate valuation methodologies; however, considerable judgment is necessary to interpret market data and develop the related estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized upon disposition of the financial instruments. The use of market assumptions and or estimation methodologies may have a material effect on estimated fair value amounts.

              Cash and cash equivalents, accounts receivable, accounts payable and accrued expenses carrying costs reasonably approximates their fair value because of the short maturities of these investments.

              IMPAIRMENT OF LONG-LIVED ASSETS Global ePoint periodically assesses its ability to recover the carrying value of its long-lived assets. If management concludes that the carrying value will not be recovered, an impairment write down is recorded to reduce the asset to its estimated fair value.

              PREDEVELOPMENT CONTRACT COSTS Costs related to modifications of existing products for a specific contract are capitalized and amortized over the life of the contract as revenues are recognized.

              ESTIMATES The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Discontinued Operations
         -----------------------

              DISCONTINUED OPERATIONS On June 1, 2001, the Company sold to Interlott those assets used in its existing lottery business, relating to the manufacture, sale, lease and service of instant ticket vending machines, including the assignment of the Company's existing lottery contracts pursuant to a definitive agreement executed on February 23, 2001 (the "Agreement"). Pursuant to the Agreement, the Company received approximately $13.1 million at closing which, after sale related costs of approximately $400 thousand, generated net proceeds of approximately $12.7 million. In addition, the Company accrued approximately $1.1 million for estimated residual costs of disposal and estimated subsequent purchase price adjustments. The components of the gain on the sale were as follows:

                                                                           (In thousands)
                 -------------------------------------------------------- -----------------
                 Proceeds, net of related costs and accruals                        $11,600
                 Net book value of assets sold                                        8,856
                 -------------------------------------------------------- -----------------
                 Gain on sale                                                        $2,744
                 -------------------------------------------------------- -----------------

              The Agreement also provides for up to $9 million of deferred payments (subject to the performance of certain contracts assigned to Interlott) over five years and earn-out payments of up to $6 million (subject to certain conditions) over five years. These payments have not been accrued as a receivable but rather will be recorded as income when all the conditions for payment have been met. For the period ended December 31, 2001, Interlott paid the Company $29,395 of deferred payments and no amounts for earn-out payments. No amounts were paid in the 2002 year. In addition, the Company and Interlott entered into a separate on-line technology agreement to market a proprietary design for an on-line activated instant lottery ticket.

              As a result of the sale, the operations related to the lottery assets have been reflected as discontinued operations in the accompanying condensed consolidated financial statements. The results of discontinued operations for 2001 were as follows:


                 (IN THOUSANDS)                                   2001
                 --------------------------------------------------------
                 Net sales                                       $ 2,944
                 Gross profit                                        610
                 Operating expenses                                  212
                 --------------------------------------------------------
                 Net income from discontinued operations           $ 398
                 --------------------------------------------------------

              Cash flows provided by discontinued operations were as follows:

                 (IN THOUSANDS)                                   2001
                 -------------------------------------------------------
                 Operating activities                           $ 1,920
                 Investing activities                               667
                 -------------------------------------------------------
                 Net cash                                       $ 2,587
                 -------------------------------------------------------

              The net assets of discontinued operations that were disposed as of June 1, 2001 were as follows:

                                                                  (In thousands)
                 ----------------------------------------------------------
                 Current assets                                    $ 4,391
                 Plant, property and equipment, net                    112
                 Net investment in sales-type leases                 2,652
                 Property under operating leases, net                  518
                 Other assets                                        1,183
                 ----------------------------------------------------------
                 Net assets of discontinued operations             $ 8,856
                 ----------------------------------------------------------

3.       Segment Information
         -------------------

              Global ePoint has adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which changed the way Global ePoint reported information about its previous operating segments. Global ePoint had three reportable segments prior to June 1, 2001: product sales, financing and service. The product segment included all products sold by Global ePoint, including ITR and DCR vending machines via product sales and sales-type lease agreements. The financing segment included revenues and expenses associated with (1) financing the sale of units via sales-type leases and (2) operating leases. The service segment included revenues and expenses associated with its service and warranty contracts. The Company discontinued segment reporting as of June 1, 2001 as a result of the sale of its lottery business.

4.       Other Financial Data
         ---------------------

              Details concerning certain balance sheet accounts as of December 31, 2002 follow:

                                                                                        (in thousands)

                 Accounts receivable:
                 -------------------
                      Trade accounts receivable                                                    $  46
                      Less allowance for doubtful accounts                                          (30)
                                                                                          --------------
                      Total                                                                        $  16
                                                                                          ==============
                 Property, plant and equipment:
                 -----------------------------
                      Computers and equipment                                                     $1,096
                      Furniture and fixtures                                                         317
                      Tooling                                                                          8
                      Building and improvements                                                       76
                                                                                          --------------
                                                                                                   1,497
                      Less accumulated depreciation and amortization                             (1,415)
                                                                                          --------------
                      Total                                                                        $  82
                                                                                          ==============
                 Other assets:
                 ------------
                      Patents                                                                      $ 263
                      Deposits                                                                        18
                      Investments, net of reserves of $150, and other                                473
                                                                                          --------------
                                                                                                     754
                      Less accumulated amortization                                                (254)
                                                                                          --------------
                      Total                                                                        $ 500
                                                                                          ==============

5.         Card Dispensing Equipment
           -------------------------

              The Company's card dispensing equipment (known as DCR machines) substantially consists of DCR machines that were previously under lease agreements with previous customers of the Company; the substantial majority of which were previously under lease with a single customer, Solutioneering Inc. ("Solutioneering"), which filed for bankruptcy in 1999 and was liquidated in 2000. Before the Company began the repossession of the DCR machines from Solutioneering in 2001, it settled a dispute with Solutioneering's financing lender, so that the Company would have undisputed rights to the property. In exchange for the settlement and the grant to the Company of the undisputed rights to the DCR machines, in August 2000 the financing lender received warrants to purchase 116,667 shares of the Company's common stock at $3.75 per share exercisable over three years from the date of issuance. The fair value of the warrants totaled $52 thousand, which was added to the cost basis of the equipment. The Company began the process of collecting the DCR machines in 2001. As of December 31, 2002, the Company had collected approximately 2,000 DCR machines, representing a substantial majority of the DCR machines previously under lease with Solutioneering and other customers.

              Subsequent to the sale of the Company's lottery business on June 1, 2001, the Company began a program to refurbish the repossessed DCR machines to ready them for redeployment and sale. The Company continues to review marketing plans for the redeployment and sale of DCR machines in 2003, subject to further developments related to the Company's proposed merger (see Note 10). Management believes that the fair value of the DCR machines exceeded the carrying amount of the machines, which was approximately $3.2 million, net of $300 thousand of reserves, as of December 31, 2002. In January 2003, the Company sold approximately 140 card dispensing machines at a price exceeding the Company's cost to a third party as part of an overall marketing arrangement with that party. The Company intends to continue pursuing that and similar marketing arrangements in 2003.

              As of December 31, 2002, the Company had parts inventory of $636 thousand, net of $350 thousand of reserve for obsolescence. Parts inventory consists primarily of materials that are used for the refurbishment and repair of DCR machines.

6.       Income Taxes
         ------------

                      Following is a reconciliation of the income tax expense
              (benefit) expected (based on the statutory federal income tax rate) to the actual income tax provision recorded (in thousands):

                                                                                                          2002        2001
                                                                                                 -------------- -----------

                 Tax benefit on loss from continuing operations                                        $ (580)     $ (651)
                          computed at statutory rate of 34%
                 Tax expense on income from discontinued operations                                                 1,068
                          computed at statutory rate of 34%
                 Expenses not deductible for income tax purposes                                           205        (40)
                 Change in valuation allowances for deferred income tax assets, net                        375       (377)
                                                                                                 -------------- -----------
                 Provision for income taxes - current                                                  $     0     $    0
                                                                                                 ============== ===========

             Deferred income tax assets and the related valuation allowance as of December 31, 2002, result from the following temporary
              differences:
                                                                                             2002
                                                                                    --------------
                 Net operating loss carryforwards                                          $5,365
                 Inventory and other reserves                                                 717
                 Valuation allowance                                                      (6,082)
                                                                                    --------------
                 Net deferred income tax assets                                             $   0
                                                                                    ==============

                      Due to significant losses for income tax reporting
              purposes prior to 2002, as well as the other issues currently being addressed by Global ePoint, management has concluded that it is more likely than not that the deferred tax assets will not be realized and that a valuation allowance is needed to reduce the carrying value of deferred income tax assets to zero.

              At December 31, 2002, Global ePoint has approximately $16 million of operating losses available to offset future federal taxable income, which begin to expire in 2011.

7.     Shareholders' Equity
       --------------------

              PREFERRED STOCK Global ePoint is authorized to issue up to two million shares of Preferred Stock without further shareholder approval; the rights, preferences and privileges of which would be determined at the time of issuance. No shares have ever been issued.

              PRIVATE PLACEMENT OF COMMON STOCK On October 31, 2000, Global ePoint completed a private placement for the sale of 666,668 shares of Common Stock at $1.50 per share, the market value on the date of the agreement. Net proceeds of the transaction aggregated $1,000,000 prior to legal fees of approximately $35,000. In addition to the issuance of 666,668 shares, Global ePoint issued 33,333 shares to Investa AG, the European fund manager acting as placement agent, as a commission on the transaction. Global ePoint also issued to Investa warrants to purchase 33,333 shares of Common Stock at a price of $3.00 per share. In addition, Global ePoint issued warrants to purchase 66,667 shares of Common Stock at a price of $1.50 per share to Questos Ltd., a consulting company used in connection with the transaction. The warrants issued to Investa and Questos are immediately exercisable and expire on October 31, 2005. In December 2000, Investa exercised all its warrants to purchase 33,333 shares of Common Stock for an aggregate price of $100,000.

              STOCK OPTION PLANS Global ePoint has two employee stock option plans whereby options to purchase 1,157,500 shares of Global ePoint's common stock may be granted to certain executives and employees, and an option plan for directors under which options for 175,000 shares of Global ePoint's common stock may be issued to directors of Global ePoint. Information regarding these option plans, including options outstanding for non-employees of 233,333 and 229,999 shares as of December 31, 2002 and 2001, respectively, follows:

                                                                                    2002                       2001
                                                                                    ----                       ----
                                                                                         Weighted                   Weighted
                                                                                         Average                    Average
                                                                                         Exercise                   Exercise
                                                                             Shares      Price          Shares      Price
                                                                         ------------- ------------- ------------ -------------
                 Outstanding at January 1                                   1,104,334      $ 2.85        708,680      $ 4.44
                      Granted                                                  80,000        1.36        580,000        1.32
                      Exercised                                                                               --          --
                      Forfeited                                              (97,332)      (3.21)      (184,346)      (4.14)
                                                                         ------------- ------------- ------------ -------------
                 Outstanding at December 31                                 1,087,002        2.77      1,104,334      $ 2.85
                                                                         ============= ============= ============ =============

                 Options exercisable at year end                            1,006,833      $ 2.99      1,053,916      $ 2.90
                                                                         ============= ============= ============ =============

               The following table summarizes information about fixed-price stock options outstanding at December 31, 2002:

                                                        Options Outstanding                      OPTIONS EXERCISABLE
                                          -------------------------------------------------
                                              Number        Weighted Avg       Weighted         Number         Weighted
                        Range of          Outstanding at     Remaining         Average      Outstanding at      Average
                     Exercise Prices         12/31/02     Contractual Life  Exercise Price     12/31/02      Exercise Price
                   --------------------   --------------- ----------------- --------------- ---------------- -------------

                     $ 1.12 - $ 3.09         890,000             3.29            $ 1.70         810,000          $ 1.74
                       4.23 - 5.43           163,335             2.26              4.57         163,335            4.57
                       5.91 - 6.27               334             1.58              5.92             165            5.92
                          22.35               33,333             2.75             22.35          33,333           22.35
                                          --------------- ----------------- --------------- ---------------- --------------
                     $ 1.12 - $22.35       1,087,002             2.94            $ 2.77       1,006,833          $ 2.99
                                          =============== ================= =============== ================ ==============

          Global ePoint has adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" for employee stock options. Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation for Global ePoint's three stock option plans been determined based on the fair value at the grant date for awards in 2002 consistent with the provisions of SFAS No. 123, Global ePoint's net income
     (loss) and income (loss) per share would have been decreased (increased) to the pro forma amounts indicated below:

                                                                                                 2002            2001
                                                                                                 ----            ----
                                                                                               Net Loss       Net Income
                                                                                            ---------------- --------------
                 As Reported                                                                     $ (1,705)        $ 1,227
                 Stock-based employee compensation determined under the fair value
                 based method, net of related tax effects                                             (23)          (292)
                                                                                            ---------------- --------------
                 Pro Forma                                                                       $ (1,728)        $  935
                                                                                            ================ ==============

                 Earnings/(loss) per common share, Basic and diluted:
                          As reported                                                            $   (.35)        $  .27
                          Pro Forma                                                              $   (.36)        $  .21
                                                                                            ================ ==============

     In 2002, the fair value of options granted to employees is estimated at approximately $.40 per share on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for the grants: dividend yield of 0 %; expected volatility of 28.45%; risk free interest rate of 3.82%; and expected life of 5 years.

          In 2001, the fair value of options granted to employees is estimated at approximately $2.90 per share on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for the grants; dividend yield of 0%; expected volatility of 41%; risk free interest rate of 4.2%; and expected life of 5 years.

     STOCK WARRANTS Global ePoint has, on occasion, granted warrants to purchase common stock to consultants, lenders and creditors. Information regarding these warrants follows:

                                                                               2002                        2001
                                                                               ----                        ----
                                                                                     Weighted                  Weighted
                                                                                     Average                    Average
                                                                                     Exercise                  Exercise
                                                                         Shares        Price         Shares       Price
                                                                    -------------- ------------- ------------ ------------
                  Outstanding at January 1                                632,502      $ 2.33        715,835     $ 2.30
                       Granted                                             12,600        1.36             --         --
                       Exercised                                                                          --         --
                       Forfeited                                        (250,001)      (1.98)       (83,333)     (2.07)
                                                                    -------------- ------------- ------------ ------------
                  Outstanding at December 31                              395,101      $ 2.51        632,502     $ 2.33
                                                                    ============== ============= ============ ============

     All of the warrants outstanding at December 31, 2002 and 2001 were fully exercisable.

     In July 1998, Coast Business Credit received a warrant to purchase 3,333 shares of Global ePoint's Common Stock at $4.89 per share pursuant to a financing agreement entered into with Global ePoint. The warrant has a two-year term and became exercisable in July 1998. These warrants were extended through July 2003 upon the extension of the line of credit through that date. The fair value of the warrant totaled $5 thousand at the date of grant, which has been amortized over the term of the agreement.

     In May 1997, Coast Business Credit and a consultant received warrants to purchase 16,667 shares and 15,000 shares, respectively, of Global ePoint's common stock at $6.00 per share and $7.56 per share, respectively, in consideration for the debt financing. The warrants each had a three-year term and became exercisable in May 1997. The warrants to purchase 16,667 shares to Coast Business Credit were extended through July 2003. The fair value of the warrants totaled $79 thousand, which has been amortized to expense over the term of the loan. Global ePoint expensed $26 thousand to financing costs in 2000 and the remainder was expensed in prior years.

     In December 2000, Galt Asset Management, LLC, a money management fund and certain private investors received warrants to purchase 179,167 shares of Global ePoint's Common Stock at $1.80 per share in connection with the extension of certain debt due from Global ePoint. The fair value of the warrants totalled $145 thousand, which were capitalized to deferred financing costs as of December 31, 2000. During 2001, the Company repaid the entire debt and expensed the $145 thousand financing costs.

     In January 2002, Direct Sales, a previous supplier to the Company, received warrants to purchase 6,000 shares of Global ePoint's Common Stock at $1.59 per share, exercisable over 34 months, as part of a settlement agreement. The fair value of the warrants totalled $2 thousand, which has been expensed in 2002.

          In December 2002, Emberton's Machine & Tool, a previous supplier to the Company, received warrants to purchase 6,600 shares of Global ePoint's Common Stock at $1.15 per share, exercisable over 30 months, as part of a settlement agreement. The fair value of the warrants totalled $2 thousand, which has been expensed in 2002.

8.        Commitments and Contingencies
          -----------------------------

          LEASE COMMITMENTS Global ePoint leases a facilty under an operating lease expiring in December 2008 and leased other facilities in the prior years. Rent expense for such facilities totaled $226 thousand and $278 thousand for the years ended December 31, 2002 and 2001, respectively. Future minimum rentals under non-cancelable operating leases, as of December 31, 2002, is as follows (in thousands):

                      2003                                    $   234
                      2004                                        242
                      2005                                        251
                      2006                                        259
                      2007                                        267
                      Thereafter                                  279
                                                          ------------
                                                              $ 1,532
                                                          ============

          LEGAL PROCEEDINGS Global ePoint is a party to legal proceedings in the ordinary course of its business; the most significant of which are described below.

          In October of 2001, Loeb & Loeb, LLP, a law firm, instituted arbitration proceedings in Los Angeles, California against Global ePoint alleging in excess of $200,000 in legal fees and costs were owed in connection with a proposed merger transaction. The Company has filed counter-claims against Loeb & Loeb in the arbitration proceedings for malpractice and breach of contract. Loeb & Loeb and the Company settled the matter in February 2003 for an amount of which the Company already had accrued as of December 31, 2002. Therefore, no additional expense was recognized by the Company in 2002.

          On April 20, 2000, a shareholder class action was filed against On-Point Technology Systems and certain officers and directors in the U.S. District Court, Southern District of California. The action, which requested an unspecified amount of damages on behalf of all similarly situated shareholders, alleged that the Company violated federal securities laws by the dissemination of materially false and misleading financial statements. Subsequent cases alleging substantially the same claims, and also filed in the same court, were consolidated before the same judge. The defendants entered into an amended settlement agreement with the class for all matters, and the court approved the amended settlement agreement in 2001. The Company and other defendants denied the liability claims as part of the amended settlement, but believed that settling the cases quickly was in the best interests of the Company in order for management to more effectively proceed with its strategic business plans. Under the amended settlement agreement, the Company paid, in 2002, $50,000 in cash and, in 2003, will issue 519,125 shares, which were equal to $950 thousand in value on the determination date.

          In December 2001, a previous supplier to the Company's lottery division, Emberton's Machine & Tool, Inc., initiated an action against the Company in the State of California Superior Court, El Cajon Division, alleging approximately $56,000 in costs for goods they contend should have been supplied to the Company. The parties entered into mediation and settled the matter in 2002. The Company issued warrants in December 2002 to purchase 6,600 shares at an exercise price of $1.15 per share, exercisable over 30 months, as part of the settlement.

          In September 2002, ePlus Group, Inc., formerly known as MLC Group, Inc., initiated an action against the Company in the United States District Court, Eastern District of the Commonwealth of Virginia, alleging that they are due moneys in excess of $75,000 under a Master Agreement, which was signed in September of 1992. The Company responded denying all liability and filed a counterclaim for breach of contract, intentional interference with prospective economic opportunity and contractual relationship, and intentional fraud. The plaintiff filed a motion to dismiss the Company's counterclaim and the Company filed a motion to dismiss plaintiff's claim. The court denied both motions. The actions are pending. The Company intends to vigorously contest the basis of the complaint.

          In October 2002, A & S, LLC, the property owner for the Company's leased premises, initiated an action against the Company in the State of California Superior Court, County of San Diego, North County Branch, alleging that the Company failed to reimburse A & S, LLC for additional tenant improvements totaling $82,950. In February, the Company and A & S negotiated a proposed settlement, subject to a new tenant entering into a sublease agreement with the Company. The action remains pending until the new settlement agreement is extended.

          EXECUTIVE COMPENSATION AGREEMENT Global ePoint has an employment agreement with its Chief Executive Officer (the "CEO") for a three-year term that commenced January 9, 1996, and that automatically extends annually for an additional year unless notice has otherwise been given by Global ePoint. As of December 31, 2002, the term expires on December 31, 2004. While Global ePoint was committed under the agreement to provide for an annual base salary of at least $300 thousand, plus a bonus equal to 5% of the first million dollars of Global ePoint's pre-tax income and 7% thereafter, only $65 thousand was paid to the CEO in 2001 and no bonuses were paid to the CEO. The CEO waived all accrued bonuses and unpaid wages through December 31, 2001. The amount of accrued wages waived amounted to $331 thousand in 2001. During 2001, the CEO voluntarily amended his employment agreement to provide for a reduced annual salary of $120,000 for the period July 1, 2001 through June 1, 2002 and $180,000 for the period July 1, 2002 through June 30, 2003 with 10% annual increases thereafter. The reduced salary would be effective only during the time period prior to the commencement of a new business activity. Upon commencement of a new business activity the CEO's base salary will revert to that under his original agreement. The CEO is also entitled to a bonus of $300,000 upon the commencement of a new business activity approved by the Board of Directors.

          The employment agreement with the CEO also provides for severance upon termination by Global ePoint without cause or termination by the CEO for "good reason," as defined, in the amount equal to the base salary the CEO would have earned during the 36 month period commencing on the date of termination plus three times the CEO's average annual bonus received over the prior three fiscal years. The CEO would also have the right to receive all other benefits that would have been received under his employment arrangement for that 36-month period. Further, all shares underlying outstanding stock options granted to the CEO would become fully exercisable for a period of 18 months after termination.

9.        Costs of Abandoned Projects
          ----------------------------

          Included in operating costs were costs related to the abandonment of the Company's international projects. The Company had been pursuing certain international projects as a result of certain strategic initiatives started in 2000. As a result of the recent changes in the social-political environment in the countries in which the Company was attempting to do business, the Company determined that it was in the best interest of the Company not to continue proceeding with those international projects. As a result, the Company incurred a non-cash charge of approximately $350 thousand in 2002 for costs related to the abandoned projects.

10.       Proposed Merger
          ---------------

          On January 18, 2003, the Company entered into a Letter of Intent with Sequent Technologies, Inc., Best Logic, Inc. and McDigit, Inc. (the Target Companies) to acquire 100 percent of the issued and outstanding stock or membership interest, as applicable.. The letter of intent regarding the proposed merger with the Target Companies provides that, if the merger is consummated, the current shareholders and members of the Target Companies would receive shares of Global ePoint's common stock. Initially, it is anticipated that the number of shares to be issued to the shareholders and members of the Target Companies would be equal to a percentage ownership of Global ePoint of 50.1 percent of the total outstanding shares of Global ePoint at the time of closing. However, that percentage may be reduced to approximately 40 percent if certain performance levels for the Target Companies are not achieved for the year ended December 31, 2002. The shareholders and members of the Target Companies can receive additional shares of Global ePoint's common stock if they meet certain net income performance requirements over the next three years. It is anticipated, depending on the final negotiated terms and the ultimate percentage determination of stock percentages, that the merger will be accounted for as a "reverse acquisition" for accounting purposes.

          Sequent Technologies is a start up company providing mobile visual telecommunication systems using advanced compression and encryption techniques. Best Logic is a specialized manufacturer of computing solutions for industrial applications. Best Logic's primary markets include the electronic security market and x-ray scanning equipment for the airline industry. McDigit is a start-up marketing company primarily focused on the distribution, sales and marketing of Sequent's and Best Logic's products in key security markets.

   The merger is subject to a number of other conditions, including the completion of a definitive agreement, approval by the Target Companies' respective boards of directors and approval by Global ePoint's shareholders. As such, there can be no assurance that Global ePoint will enter into a definitive agreement with the Target Companies, or that the merger will be consummated.

                   UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL

                        STATEMENTS OF GLOBAL EPOINT, INC.

         The following unaudited consolidated pro forma statements of operations for the year ended December 31, 2002 give effect to (1) the contribution and consolidation of Best Logic, LLC with McDigit, Inc. (2) purchase by McDigit, Inc. of certain intellectual property from Sequent Technologies, Inc. (3) the merger of McDigit, Inc. with and into Global ePoint, Inc., with McDigit, Inc. being treated as the acquirer for accounting purposes, as if these transactions had all occurred on January 1, 2002 and January 1, 2001, respectively. The following unaudited consolidated pro forma balance sheet as of December 31, 2002 gives effect to these transactions as if they had occurred on December 31, 2002. Upon consummation of these transactions, the combined company intends to maintain its fiscal year end of December 31.

         The pro forma adjustments are based upon available information and certain assumptions that the management of Global ePoint, Inc. believes are reasonable under the circumstances. The pro forma consolidated financial information is not necessarily indicative of operating results or financial position that would have been achieved had the transactions been consummated on the dates indicated and should not be construed as representative of future operating results or financial position. The pro forma consolidated financial information should be read in conjunction with the consolidated financial statements of Global ePoint, Inc., Best Logic, LLC and McDigit, Inc. for the fiscal year ended December 31, 2002, a copy of which accompanies this proxy statement, as well as, management's discussion and analysis of financial condition and results of operations and selected financial data of these three companies included elsewhere in this proxy statement.

         The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the merger using the purchase method of accounting, with McDigit, Inc. being treated as the acquirer for accounting purposes. Accordingly, the total purchase cost will be allocated to the tangible and intangible assets acquired and liabilities assumed of Global ePoint, Inc. based on their respective fair values in accordance with SEC interpretations of accounting for reverse acquisitions. Fair value for pro forma purposes was determined by the fair value of outstanding shares of Global ePoint, Inc. Fair value was determined by computing the average closing price on the Nasdaq SmallCap Market for the five days preceding and following the public announcement of the terms of the transactions on January 22, 2003.

         The allocation of the aggregate purchase price is preliminary. The actual purchase accounting to reflect the fair values of the assets to be acquired and liabilities to be assumed of Global ePoint, Inc. will be based upon valuation studies that are not yet complete and management's evaluation of such assets and liabilities. Accordingly, the pro forma consolidated financial information presented herein is subject to change pending the final purchase price determination and allocations. Management does not expect that differences between the preliminary and final purchase price allocations will have a material impact on the combined company's pro forma financial position or results of operations. However, there can be no assurances until completion of the valuation studies.


GLOBAL EPOINT, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2002
(Thousands of dollars, except share amounts)
                                               Global   McDigit,   Best        Pro Form          Pro Forma           Adjusted
                                              ePoint,     Inc.    Logic,       adjustments      adjustments            Pro
                                               Inc.                LLC         to  reflect      to reflect            Forma
                                                                               transactions      reverse
                                                                               by McDigit,        merger
                                                                                   Inc.
--------------------------------------------------------------------------------------------------------------------------------
Assets:
--------------------------------------------------------------------------------------------------------------------------------

Current Assets:

Cash and cash equivalents                     $  4,357    $   41   $   127      $       -          $     -          $  4,525

Restricted cash                                      -         -         2              -                -                 2

Accounts receivable, net                            16         -     1,023              -                -             1,039

Accounts receivable - related parties                -         -        96              -                -                96

Inventory                                            -         -       720              -                -               720

Note receivable                                      -         -     1,000              -                -             1,000

Other current assets                                22         -         -              -                -                22

---------------------------------------------------------------------------    -----------      -----------         ---------
Total current assets                             4,395        41     2,968              -                -             7,404
---------------------------------------------------------------------------    -----------      -----------         ---------

Plant, property and equipment, net                  82         -       109              -                -               191

Card dispensing equipment                        3,188         -         -              -            (165) (c)         3,023

Parts inventory, net                               636         -         -              -                -               636

Other assets, net                                  500         -         -              -                -               500

Intangibles                                          -         -         -            500 (b)                            500

---------------------------------------------------------------------------    -----------      -----------         ---------
Total assets                                  $   8,801  $    41   $ 3,077      $     500        $    (165)          $12,254
===========================================================================    ===========      ===========         =========



GLOBAL EPOINT, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2002
(Thousands of dollars, except share amounts)

                                               Global   McDigit,   Best        Pro Form          Pro Forma           Adjusted
                                              ePoint,     Inc.    Logic,       adjustments      adjustments            Pro
                                               Inc.                LLC         to  reflect      to reflect            Forma
                                                                               transactions      reverse
                                                                               by McDigit,        merger
                                                                                   Inc.
--------------------------------------------------------------------------------------------------------------------------------
Liabilities and shareholders' equity:
--------------------------------------------------------------------------------------------------------------------------------
Current liabilities:

Accounts payable                                $  349     $  16     $  69         $    -           $    -            $  434

Accrued expenses and other liabilities             819         -       318            500  (b)         450  (c)        2,087

Accounts payable - related parties                   -         -       458              -                -               458

Customer deposits                                    -         -        88              -                -                88

Income taxes payable                                 -         -        12              -                -                12

Due to shareholder                                   -        46       100              -                -               146

Due to affiliates                                    -         1         -              -                -                 1
---------------------------------------------------------------------------    -----------      -----------         ---------
Total current liabilities                        1,168        63     1,045            500              450             3,226
---------------------------------------------------------------------------    -----------      -----------         ---------
Shareholders' equity:

Common stock (Global ePoint, Inc.)                 129         -         -              -              193  (d)          322

Common stock (McDigit, Inc.)                         -        50         -              -             (50)  (c)            -

Member's capital (Best Logic, LLC)                   -         -     1,040        (1,040) (a)            -                 -

Common stock committed (Global ePoint, Inc.)       950         -         -              -            (950)  (c)            -

Additional  paid-in capital (Global ePoint,Inc.)33,128         -         -              -         (33,128)  (c)            -

Additional paid-in capital (McDigit, Inc.)           -         -         -          2,032 (a)        6,746  (c)        8,778

(Accumulated deficit) retained earnings        (26,574)      (72)      992           (992)          26,574  (c)         (72)

---------------------------------------------------------------------------    -----------      -----------         ---------
Total shareholders' equity                       7,633      (22)     2,032              -            (615)             9,028
---------------------------------------------------------------------------    -----------      -----------         ---------
Total liabilities and shareholders' equity     $ 8,801     $  41   $ 3,077       $    500         $  (165)          $ 12,254
---------------------------------------------------------------------------    -----------      -----------         ---------



GLOBAL EPOINT, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(Thousands of dollars/shares, except per share amounts)


                                               Global   McDigit,   Best        Pro Form          Pro Forma           Adjusted
                                              ePoint,     Inc.    Logic,       adjustments      adjustments            Pro
                                               Inc.                LLC         to  reflect      to reflect            Forma
                                                                               transactions      reverse
                                                                               by McDigit,        merger
                                                                                   Inc.
--------------------------------------------------------------------------------------------------------------------------------
Revenues:

Sales                                           $  175      $  -   $ 9,235       $      -           $    -           $ 9,410

Interest income                                    138         -         1              -                -               139

Other income                                       195         -         -              -                -               195

---------------------------------------------------------------------------    -----------      -----------         ---------
Total revenues                                     508         -     9,236              -                -             9,744
---------------------------------------------------------------------------    -----------      -----------         ---------
Operating expenses:

Cost of sales                                      150         -     6,547              -                -             6,697

Research and development                             -         -         -              -                -                 -

Selling, general and administrative                881        72     1,807              -                -             2,760

Interest expense                                     -         -         -              -                -                 -

Restructuring costs                                832         -         -              -                -               832

Cost of abandoned projects                         350         -         -              -                -               350

---------------------------------------------------------------------------    -----------      -----------         ---------
Total operating expenses                         2,213        72     8,354              -                -            10,639
---------------------------------------------------------------------------    -----------      -----------         ---------
Loss before income taxes                        (1,705)      (72)      882              -                -              (895)
---------------------------------------------------------------------------    -----------      -----------         ---------
Income taxes                                         -         -      (13)              -                -               (13)
---------------------------------------------------------------------------    -----------      -----------         ---------
Net income (loss)                             $ (1,705)   $  (72)  $   869     $                $                   $   (908)
---------------------------------------------------------------------------    -----------      -----------         ---------

Earnings (loss) per share - Basic and Diluted:

Loss from continuing operations                $ (0.35)                                                              $ (0.08)
=======================================================                                                             =========

Weighted average shares                         4,825                                                5,921  (d)       10,746
=======================================================                                                             =========

                                      F-24

  GLOBAL EPOINT, INC AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002, FOR THE YEAR ENDED DECEMBER 31, 2002 (All dollar amounts in thousands, except per share amounts)

  (a) - In 2003, the sole owner of McDigit, Inc. and Best Logic, LLC contributed the ownership interest of Best Logic, LLC to McDigit, Inc. Best Logic, LLC will continue as the wholly owned subsidiary of McDigit, Inc. Accordingly, the member's capital of Best Logic, LLC has been eliminated.

  (b) - In contemplation of the proposed transaction, McDigit, Inc. has acquired certain intellectual property. The cost of the intellectual property has been recorded as an intangible asset. Management intends to amortize the intellectual property over the life of the related patents in accordance with SFAS No. 142.

  (c) - In accordance with accounting pronouncement SFAS No. 141 "Business Combinations", the merger will be treated as a reverse acquisition whereby McDigit, Inc. is treated as the accounting acquirer, and Global ePoint is the accounting acquiree. Accordingly, the shareholders' equity of Global ePoint, Inc. will be recapitalized, and the historical financial statements of the combined company will be those of the combined entities of McDigit, Inc. and Best Logic, LLC. Best Logic will continue as a separate operating unit wholly owned by McDigit. No adjustments will be made to McDigit's or Best Logic's historical carrying values and the assets and liabilities contributed by Best Logic will be accounted for at historical amounts. The value of the common stock was determined by computing the Average closing price on the Nasdaq SmallCap Market for the three days preceding and following the public announcement of the terms of the transactions on January 22, 2003, which resulted in an average share price of $1.63 per share. Adjustments of assets based on purchase valuation are as follows:

  Fair market value (Global ePoint, Inc., 4,305,584 shares at $1.63 per share)         $  7,018

  Estimated acquisition costs                                                               450

  Net carrying value of assets and liabilities                                           (7,633)
                                                                                      -----------
  Adjustment for purchase accounting                                                   $   (165)
                                                                                      ===========

  (d) - Represents 5,920,745 shares of common stock issued in connection with the transaction and an additional 519,125 shares representing the adjustment to fully diluted shares of Global as of December 31, 2002.

  (e) - Represents increase in additional paid-in capital related to the merger as follows:

  Fair market value (Global ePoint, Inc., 4,305,584 shares at $1.63 per share)         $      7,018

  Allocation to common stock                                                                   (193)

  Par value adjustment                                                                          (79)
                                                                                      ---------------
  Allocation to additional paid-in capital                                               $    6,746
                                                                                       ==============

  (f) - Certain historical balance sheet and statement of operations line items have been reclassified for conformity purposes in these consolidated pro forma statements.

                                      F-25

  GLOBAL EPOINT, INC AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002, FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (All dollar amounts in thousands, except per share amounts)

  (a) - In 2003, the sole owner of McDigit, Inc. and Best Logic, LLC contributed the ownership interest of Best Logic, LLC to McDigit, Inc. Best Logic, LLC will continue as the wholly owned subsidiary of McDigit, Inc. Accordingly, the member's capital of Best Logic, LLC has been eliminated.

  (b) - In contemplation of the proposed transaction, McDigit, Inc. has acquired certain intellectual property. The cost of the intellectual property has been recorded as an intangible asset. Management intends to amortize the intellectual property over the life of the related patents in accordance with SFAS No. 142.

  (c) - In accordance with accounting pronouncement SFAS No. 141 "Business Combinations", the merger will be treated as a reverse acquisition whereby McDigit, Inc. is treated as the accounting acquirer, and Global ePoint is the accounting acquiree. Accordingly, the shareholders' equity of Global ePoint, Inc. will be recapitalized, and the historical financial statements of the combined company will be those of the combined entities of McDigit, Inc. and Best Logic, LLC. The value of the common stock was determined by computing the average closing price on the Nasdaq SmallCap Market for the three days preceding and following the public announcement of the terms of the transactions on January 22, 2003, which resulted in an average share price of $1.63 per share. Adjustments of assets based on purchase valuation are as follows:

  Fair market value (Global ePoint, Inc., 4,305,584 shares at $1.63 per share)         $  7,018

  Estimated acquisition costs                                                               450

  Net carrying value of assets and liabilities                                           (7,633)
                                                                                      -----------
  Adjustment for purchase accounting                                                   $   (165)
                                                                                      ===========

  (d) - Represents 5,920,745 shares of common stock issued in connection with the transaction and an additional 519,125 shares representing the adjustment to fully diluted shares of Global as of December 31, 2002.

  (e) - Represents increase in additional paid-in capital related to the merger as follows:

  Fair market value (Global ePoint, Inc., 4,305,584 shares at $1.63 per share)         $      7,018

  Allocation to common stock                                                                   (193)

  Par value adjustment                                                                          (79)
                                                                                      ---------------
  Allocation to additional paid-in capital                                               $    6,746
                                                                                       ==============

  (f) - Certain historical balance sheet and statement of operations line items have been reclassified for conformity purposes in these consolidated pro forma statements.

INDEPENDENT AUDITORS' REPORT

The Shareholder of
McDigit, Inc.
d/b/a Sequent
City of Industry, California


We have audited the accompanying balance sheet of McDigit, Inc., d/b/a Sequent, (a Development Stage Company incorporated in California) as of December 31, 2002, and the related statements of operations, shareholder's deficit, and cash flows for the period from inception (November 4, 2002) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free to material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McDigit, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the period from inception (November 4, 2002) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



/s/ Moore Stephens Wurth Frazer and Torbet, LLP


March 11, 2003
City of Industry, California

                                  McDIGIT, INC.
                                  d/b/a SEQUENT
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2002
                             ------------------------

                                     ASSETS
                                     ------
CURRENT ASSETS:

         Cash and cash equivalents                                   $   41,221
                                                                    ------------


                Total assets                                         $   41,221
                                                                    ============


                      LIABILITIES AND SHAREHOLDER'S DEFICIT
                      -------------------------------------
CURRENT LIABILITIES:

         Accounts payable and accrued liabilities                    $   16,110

         Due to affiliate                                                   765

         Due to shareholder                                              46,585
                                                                    ------------
            Total current liabilities
                                                                          63,460
                                                                    ------------


SHAREHOLDER'S DEFICIT:
         Common stock, no par value, 1,000,000 shares

            authorized, 50,000 shares issued and outstanding             50,000

         Accumulated deficit                                            (72,239)
                                                                    ------------

            Total shareholder's deficit                                 (22,239)
                                                                    ------------


                Total liabilities and shareholder's deficit          $   41,221
                                                                    ============

The accompanying notes are an integral part of this statement.


                                  McDIGIT, INC.
                                  d/b/a SEQUENT
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION (NOVEMBER 4, 2002) TO DECEMBER 31, 2002
     -----------------------------------------------------------------------




NET SALES                                                           $         -
                                                                    -----------

OPERATING EXPENSES:

       Selling, general and administrative                               72,239
                                                                    -----------

LOSS FROM OPERATIONS BEFORE

       PROVISION FOR INCOME TAXES                                       (72,239)


PROVISION FOR INCOME TAXES                                                   -
                                                                    -----------


NET LOSS                                                            $   (72,239)
                                                                    ===========


BASIC LOSS PER SHARE                                                $     (1.44)
                                                                    ===========


FULLY DILUTED LOSS PER SHARE                                        $     (1.44)
                                                                    ===========

The accompanying notes are an integral part of this statement.


                                  McDIGIT, INC.
                                  d/b/a SEQUENT
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDER'S DEFICIT
      FOR THE PERIOD FROM INCEPTION (NOVEMBER 4, 2002) TO DECEMBER 31, 2002
     -----------------------------------------------------------------------

                                                 Common stock,
                                                  no par value                        Accumulated
                                        Shares                  Amount                 Deficit                  Totals
                                     --------------         ---------------         ---------------        -----------------


Balances, Inception                             -            $       -               $        -             $            -


Issuance of common stock                   50,000                50,000                       -                     50,000


Net loss                                        -                     -                 (72,239)                   (72,239)
                                     --------------         ---------------         ---------------        -----------------


Balance, December 31, 2002                 50,000            $   50,000              $   (72,239)           $      (22,239)
                                     ==============         ===============         ===============        =================




The accompanying notes are an integral part of this statement.

                                  McDIGIT, INC.
                                  d/b/a SEQUENT
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION (NOVEMBER 4, 2002) TO DECEMBER 31, 2002
     -----------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss                                                                 $   (72,239)
     Adjustments to reconcile net loss to net cash
        used in operating activities:

           Increase in accounts payable and accrued liabilities                    16,110

           Increase in due to affiliate                                               765
                                                                             ----------------

              Net cash used in operating activities                               (55,364)
                                                                             ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Advances from shareholder                                                     46,585

     Proceeds from common stock issued                                             50,000
                                                                             ----------------
        Net cash provided by financing activities
                                                                                   96,585
                                                                             ----------------


NET INCREASE IN CASH AND CASH EQUIVALENTS                                          41,221


CASH AND CASH EQUIVALENTS, inception                                                    -
                                                                             ----------------


CASH AND CASH EQUIVALENTS, end of period                                       $   41,221
                                                                             ================



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:


     Interest expense paid                                                     $        -
                                                                             ================


     Income taxes paid                                                         $        -
                                                                             ================

The accompanying notes are an integral part of this statement.

                                      F-31

                                  McDIGIT, INC.
                                  d/b/a SEQUENT
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
                        ----------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business
------------------

McDigit, Inc. (the "Company" or "McDigit"), was incorporated under the laws of the state of California in November 2002. The Company was organized for the purpose of distributing products related to video transmission, indexing and archiving systems to customers through out the United States of America. The Company uses the trade name "Sequent" due to its affiliation with Sequent Technologies, Inc. which developed the Company's primary product line.

DEVELOPMENT STAGE COMPANY

Operations of the Company since inception (November 4, 2002) through December 31, 2002 were primarily related to organizing the corporate structure, recruiting needed personnel and developing the Company's marketing plan. Based on these activities, the Company is considered a "Development Stage Company" under the Financial Accounting Standards Board Statement No. 7 ("FASB 7"). Certain disclosures and financial statement presentations are provided in accordance with FASB 7.

CASH AND CASH EQUIVALENTS

The Company considers all unrestricted highly liquid investments with an original maturity of three months or less to be cash equivalents.

Income taxes
------------
The Company uses the asset and liability method of accounting for income taxes, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of assets and liabilities.

Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.


NOTE 2 - RECENT ACCOUNTING PRONOUNCEMENTS

During June of 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations. FAS 141 will impact the Company's accounting for any business combinations it may enter into in the future. However, FAS 141`s adoption did not have an impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. FAS 142 will impact the Company's accounting for any business combinations it may enter into in the future. However, FAS 142`s adoption did not have an impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This Statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This Statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers." This Statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This Statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operations, plant closing, or other exit or disposal activity. Previous accounting guidance was provided by EITF Issue No. 94-3, "Liability Recognition for Certain Costs, Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 replaces EITF 94-3 and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation -- Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

NOTE 3 - RELATED PARTY TRANSACTIONS

During the period ended December 31, 2002, an affiliated entity incurred expenses on behalf of the Company for travel expenses totaling $765. This amount is recorded on the accompanying balance sheet as due to affiliate.

During the period ended December 31, 2002, the Company's sole shareholder loaned $46,585 to the Company in addition to the consideration paid for common stock (see Note 4). The loan is unsecured; non-interest bearing; and included on the accompanying balance sheet as due to shareholder.

NOTE 4 - CAPITAL STOCK

As part of the initial capitalization, the Company's sole shareholder advanced $50,000. The Company issued 50,000 shares valued at $1.00 per share as consideration for the cash received.

NOTE 5 - INCOME TAXES

Because it has experienced operating losses since inception, the Company did not provide any current or deferred tax provision. The $800 fee normally imposed by the state of California does not apply since it is the Company's first year of operations and it has a net loss. The Company has provided a full valuation allowance on the net deferred tax asset because of uncertainty regarding its realizability. This asset primarily consists of net operating losses.

The Company had net operating losses of approximately $72,000 related to federal income tax and approximately $28,000 related to state jurisdictions through December 31, 2002. Utilization of net operating losses, which begin to expire at various times starting in 2022, may be subject to certain limitations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.


Significant components of the Company's deferred tax asset are as follows as of December 31, 2002:

        Net operating loss                        $    17,000
        Valuation allowance                           (17,000)
                                                  ------------
           Net deferred tax asset                 $         -
                                                  ============

NOTE 6 - BASIC AND FULLY DILUTED LOSS PER SHARE

Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share" requires presentation of basic earnings per share and dilutive earnings per share.

The computation of basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted earnings per share gives the effect to all dilutive potential common shares outstanding during the period. The computation of diluted earnings per share does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on losses. The computations for basic and fully diluted loss per share are as follows:


 For the period ended December 31, 2002:       Loss          Shares             Per-share
---------------------------------------     (Numerator)      (Denominator)       Amount
                                        -------------------  -------------  ----------------
Basic and fully diluted loss per share
--------------------------------------

Loss available to common shareholders   $          (72,239)         50,000  $         (1.44)
                                        ===================  =============  ================


NOTE 7 - SUBSEQUENT EVENTS

Contribution of Best Logic, LLC
-------------------------------

On January 1, 2003, the Company's member contributed 100% of Best Logic, LLC (Best Logic) to McDigit. The Company's member owned 100% of the member units of Best Logic. Best Logic is a limited liability company organized in California in November 2000. Best Logic assembles and distributes computer systems and computer related components. Best Logic primarily sells to customers throughout the United States. As of December 31, 2002, the total assets of Best Logic were approximately $3,000,000, total liabilities were approximately $1,000,000, and equity was approximately $2,000,000. Best Logic will continue as a separate operating unit wholly owned by McDigit. No adjustments were made to Best Logic's historical carrying values included on its financial statements. The net book value of Best Logic will be recorded as a capital contribution.

Letter of intent
----------------

On January 18, 2003, the Company and two affiliates, Sequent Technologies, Inc. (Sequent) and Best Logic, LLC executed a letter of intent with Global ePoint, Inc. (Global). The letter states that Global intends to acquire 100% of the issued and outstanding stock or membership interest, as applicable, of Best Logic, Sequent and McDigit.

In the proposed acquisition, the current shareholders and members of Best Logic, Sequent and McDigit would receive shares of Global's common stock. Initially, it is anticipated that the number of shares to be issued to the shareholders and members of Best Logic, Sequent and McDigit would be equal to approximately 50.1% of the total outstanding shares of Global at time of closing. However, that percentage may be reduced to approximately 40% if certain performance levels for Best Logic, Sequent and McDigit are not achieved for the year ended December 31, 2002. The shareholders and members of Best Logic, Sequent and McDigit may receive additional shares of Global's common stock if Global meets certain net income performance requirements over the next three years. The proposed transaction structure is intended to provide a tax free transaction to all related companies and shareholders.

The merger is subject to a number of other conditions, including the completion of a definitive agreement, approval by Best Logic, Sequent and McDigit's respective board of directors and approval of Global's shareholders. As such, there can be no assurance that Best Logic, Sequent and McDigit will enter into a definitive agreement with Global or that the merger will be consummated.

Asset Purchase
--------------

In March 2003, the Company began negotiations of an Asset Purchase Agreement (the "Agreement") with Sequent Technologies, Inc. Under the Agreement the Company would acquire certain intellectual property and certain other tangible assets for an amount that has not yet been determined. It is anticipated that the execution of this agreement would alter the proposed acquisition referred to above by eliminating Sequent Technologies, Inc.

INDEPENDENT AUDITORS' REPORT


To the Member of
Best Logic, LLC
City of Industry, California



We have audited the accompanying balance sheets of Best Logic, LLC (a California Limited Liability Company) as of December 31, 2002 and 2001, and the related statements of income, member's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Best Logic, LLC as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

March 7, 2003
City of Industry, California

                                 BEST LOGIC, LLC

                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2002 AND 2001
                       ----------------------------------


                                                                                            2002                       2001
                                                                                            ----                       ----
                                     ASSETS
                                    --------

CURRENT ASSETS:
     Cash and cash equivalents                                                     $        127,114         $           71,305
     Restricted cash                                                                          1,500                      1,500
     Accounts receivable, net of allowance for doubtful
        accounts of $50,000 and $63,000, respectively                                     1,023,271                  1,464,562
     Accounts receivable - related parties                                                   96,318                     29,123

     Due from related party                                                               1,000,000                          -
     Inventory                                                                              719,446                    408,397
                                                                                      ------------------         ------------------
        Total current assets                                                              2,967,649                  1,974,887

PROPERTY AND EQUIPMENT, net                                                                 109,152                      9,316

OTHER ASSETS:
     Deposits                                                                                   500                      1,500
                                                                                      ------------------         ------------------

           Total assets                                                            $      3,077,301         $        1,985,703
                                                                                      ==================         ==================


                         LIABILITIES AND MEMBER'S EQUITY
                        --------------------------------
CURRENT LIABILITIES:
     Accounts payable                                                              $         68,691        $            84,458
     Accounts payable - related parties                                                     458,498                  1,277,503
     Accrued expenses                                                                       317,928                    221,606

     Customer deposits                                                                       88,320                          -

     Due to related parties                                                                       -                    127,000
     Taxes payable                                                                           12,000                     12,000

     Note payable - member                                                                  100,000                          -
                                                                                      ------------------         ------------------
        Total current liabilities                                                         1,045,437                  1,722,567
                                                                                      ------------------         ------------------

MEMBER'S EQUITY:
     Member's paid in capital                                                             1,040,000                    140,000
     Retained earnings                                                                      991,864                    123,136
                                                                                      ------------------         ------------------
        Total member's equity                                                             2,031,864                    263,136
                                                                                      ------------------         ------------------

           Total liabilities and member's equity                                   $      3,077,301         $        1,985,703
                                                                                      ==================         ==================
The accompanying notes are an integral part of this statement.

                                 BEST LOGIC, LLC

                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                 ----------------------------------------------


                                                                                           2002                        2001
                                                                                           ----                        ----

NET SALES                                                                       $        9,235,307          $        6,158,912

COST OF SALES                                                                            6,547,370                   4,592,743
                                                                                     -----------------           -----------------

GROSS PROFIT                                                                             2,687,937                   1,566,169

OPERATING EXPENSES                                                                       1,807,186                   1,403,013
                                                                                     -----------------           -----------------

OPERATING INCOME                                                                           880,751                     163,156

OTHER INCOME:

        Interest income                                                                        777                          -
                                                                                     -----------------           -----------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                                   881,528                     163,156

PROVISION FOR INCOME TAXES                                                                  12,800                      13,600
                                                                                     -----------------           -----------------

NET INCOME                                                                      $          868,728          $          149,556
                                                                                     =================           =================

The accompanying notes are an integral part of this statement.

                                 BEST LOGIC, LLC

                          STATEMENTS OF MEMBER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                 -----------------------------------------------

                                              Member's
                                              Paid-In                   Retained
                                              Capital                   Earnings                     Totals
                                         -----------------         ------------------           ----------------
Balances, January 1, 2001            $           90,000        $        (26,420)         $             63,580


Capital contribution                             50,000                      -                         50,000


Net income                                         -                     149,556                      149,556
                                         -----------------         ------------------           ----------------

Balances, December 31, 2001                    140,000                   123,136                      263,136


Capital contribution                           900,000                       -                        900,000


Net income                                         -                     868,728                      868,728
                                         -----------------         ------------------           ----------------

Balances, December 31, 2002          $       1,040,000         $         991,864           $        2,031,864
                                         =================         ==================           ================


The accompanying notes are an integral part of this statement.



                                 BEST LOGIC, LLC

                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                 ----------------------------------------------

                                                                      2002           2001
                                                                 -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net income                                                  $   868,728    $   149,556
     Adjustments to reconcile net income to net cash
        provided by operating activities:

           Depreciation                                                8,414          2,400
        (Increase) decrease in assets:

           Accounts receivable                                       441,291     (1,224,986)

           Accounts receivable - related parties                     (67,195)       (29,123)

           Inventory                                                (311,049)      (112,607)

           Deposits                                                    1,000            100
        Increase (decrease) in liabilities:

           Accounts payable                                          (15,767)        75,539

           Accounts payable - related parties                       (819,005)       819,203

           Accrued expenses                                           96,322        198,753

           Customer deposits                                          88,320           --

           Due to related parties                                   (127,000)       110,500

           Taxes payable                                                --           12,000
                                                                 -----------    -----------

              Net cash provided by operating activities              164,059          1,335

CASH FLOWS FROM INVESTING ACTIVITIES:

     Additions to property and equipment                            (108,250)        (1,200)

CASH FLOWS FROM FINANCING ACTIVITIES:

     Capital contributions                                              --           50,000
                                                                 -----------    -----------


NET INCREASE IN CASH AND CASH EQUIVALENTS                             55,809         50,135


CASH AND CASH EQUIVALENTS, beginning of year                          71,305         21,170
                                                                 -----------    -----------


CASH AND CASH EQUIVALENTS, end of year                           $   127,114    $    71,305
                                                                 ===========    ===========

NONCASH INVESTING AND FINANCING TRANSACTIONS:
     Capital contribution recorded and payable incurred for

        assignment of receivable                                 $ 1,000,000    $      --
                                                                 ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

        Income taxes paid                                        $    13,400    $     1,600
                                                                 ===========    ===========


        Interest paid                                            $    36,737    $      --
                                                                 ===========    ===========

The accompanying notes are an integral part of this statement


                                 BEST LOGIC, LLC

                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business
------------------
Best Logic, LLC (the "Company" or "Best Logic") was organized in California on November 7, 2000. The Company assembles and distributes computer systems and distributes computer related components. The Company is located in the City of Industry, California and primarily sells to customers located throughout the United States.

Revenue recognition
-------------------

Sales are recognized when shipped. All rebates, sales returns, and discounts are recorded separately, net of gross sales.

Reserve for uncollectible receivables
-------------------------------------

Management evaluates accounts recievable periodically for potential uncollectible receivables based on contractual due dates. Customers with receivables exceeding contractual due dates are reviewed and management estimates a reserve for uncollectible receivables.

Cash and cash equivalents
-------------------------

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.


Restricted cash
---------------

As of December 31, 2002 and December 31, 2001, the Company had $1,500 in a restricted bank account as a deposit required by the Board of Equalization.


Inventories
------------

Inventory consists primarily of computer component parts. Inventories are valued at the lower of cost or market. The Company uses the first-in, first-out (FIFO) method of costing products in inventory.


Property and equipment
----------------------

Property and equipment are stated at cost and depreciation is computed over the estimated useful lives ranging from 3 to 7 years for the individual assets. The Company uses the straight-line method of depreciation.

The related cost and accumulated depreciation of assets retired or otherwise disposed of are removed from the accounts and the resultant gain or loss is reflected in earnings. Maintenance and repairs are expensed currently, while major renewals and betterments are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2002, the Company expects these assets to be fully recoverable.

Financial instruments
---------------------

Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amount of accounts receivable, accounts payable, customer deposits, and other items included on the accompanying balance sheets approximate their fair value due to their short-term nature.

Income taxes
------------

The Company has elected to be taxed as a limited liability company for federal and California state income tax purposes. Pursuant to these elections, taxable income or loss of the Company is included in the income tax returns of its member. No income tax is imposed at the Company level except for fees imposed by California.

Use of estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

NOTE 2 - RECENT ACCOUNTING PRONOUNCEMENTS

During June of 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations. FAS 141 will impact the Company's accounting for any business combinations it may enter into in the future. However, FAS 141`s adoption did not have an impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. FAS 142 will impact the Company's accounting for any business combinations it may enter into in the future. However, FAS 142`s adoption did not have an impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This Statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This Statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers." This Statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This Statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operations, plant closing, or other exit or disposal activity. Previous accounting guidance was provided by EITF Issue No. 94-3, "Liability Recognition for Certain Costs, Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 replaces EITF 94-3 and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation -- Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The Company will comply with this pronouncement beginning in 2003.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2002 and 2001:

                                         2002                   2001
                                 --------------------  -----------------------
Furniture and equipment          $              3,920  $                 3,920
Computer equipment and software               112,486                    4,236
Building improvements                           4,060                    4,060
                                 --------------------  -----------------------
  Totals                                      120,466                   12,216
Less accumulated depreciation                  11,314                    2,900
                                 --------------------  -----------------------
  Property and equipment, net    $            109,152  $                 9,316
                                 ====================  =======================


NOTE  4  -  LINE  OF  CREDIT

The Company maintains a line of credit with a bank. The credit facility provides for borrowings up to $1,000,000 and is secured by substantially all the assets of the Company. Interest on outstanding borrowings is charged at an annual rate based on the bank's prime rate plus 2.0%. As of December 31, 2002, the bank's prime rate was 4.25%. As of December 31, 2002, there were no outstanding borrowings related to this credit facility. The Company is required to maintain certain covenants related to financial ratios and activities of the Company. As of December 31, 2002, the Company was in compliance with these requirements. The credit facility is guaranteed by the Company's member and two related Companies. The note payable - member included on the accompanying balance sheet is subordinated to this line of credit (see Note 5).

NOTE  5  -  NOTE  PAYABLE  -  MEMBER

During 2002, the Company issued a note payable to its member for the amount of $100,000 as part of an assignment of loan balances to the Company (see Note 8). The note is unsecured and payable on demand subject to subordination requirements of the Company's bank (see Note 4). Interest on the note payable is charged at 5% per annum.

NOTE  6  -  BUSINESS  CONCENTRATIONS

Cash  balances
--------------
The Company at times maintains cash in bank accounts in excess of federally insured limits. As of December 31, 2002, the Company exceeded the federally insured limit by approximately $251,000. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant risks for cash in bank accounts.

Sales  and  purchases
---------------------
For the year ended December 31, 2002, two customers accounted for 86% of the Company's sales and 93% of the accounts receivable.

For the year ended December 31, 2001, two customers accounted for 59% of the Company's sales and 84% of the accounts receivable.

For the year ended December 31, 2002, two venders accounted for 83% of the Company's purchases. For the year ended December 31, 2001, one vender accounted for 30% of the Company's purchases.

NOTE  7  -  MEMBER'S  PAID-IN  CAPITAL

The Company is a single member limited liability company. Since the member owns a 100% interest in the Company, no earnings per unit or interest has been presented.

NOTE  8  -  RELATED  PARTY  TRANSACTIONS

Manufacturing  agreement
-------------------------

The Company has a manufacturing agreement with an entity with common ownership, Sequent Technologies, Inc. ("Sequent"). Pursuant to the agreement, Sequent agrees to utilize Best Logic as its exclusive manufacturer of Sequent's Ranger 350i and/or derivative products. Sequent will aggregate orders when necessary, convenient, or appropriate, for the purpose of maximizing volume in each production run. Best Logic's gross profit percentage for each production run was established under the agreement which will range from 17% to 37%, depending on the volume of each production run. The initial term of the agreement is one year starting January 7, 2002. On January 7, 2003, the termination date of this agreement was amended. Pursuant to the amendment, the annual renewal shall be automatic unless either party notifies the other of its intent to terminate at least thirty days prior to the anniversary date.

Sales  transactions
-------------------

The Company made sales to six affiliated companies during 2002 and two affiliated companies during 2001. The affiliates are related by common ownership. Amounts related to sales to these related parties for the years ended December 31, 2002 and 2001 amounted to $225,840 and $43,901, respectively. Accounts receivable from these related parties amounted to $96,318 and $29,123 as of December 31, 2002 and 2001, respectively.

Purchase  transactions
----------------------

The Company made purchases from five affiliated companies during 2002 and three affiliated companies during 2001. Amounts related to purchases from these related parties for the years ended December 31, 2002 and 2001 amounted to $5,650,596 and $4,081,021, respectively. Accounts payable to these related parties amounted to $458,498 and $1,277,503 as of December 31, 2002 and 2001, respectively.

Due  from  related  party
-------------------------

During 2002, the member assigned a loan receivable to the Company as part of a contribution of capital to the Company. $1,000,000 was recorded as due from related party on the accompanying balance sheet. The Company issued a note payable - member (see Note 5) of $100,000 and converted the remaining balance of $900,000 to contributed capital on the accompanying statement of member's equity. Prior to the conversion to contributed capital, the member was paid interest on the $1,000,000 of approximately $33,300. The amount due from related party of $1,000,000 was subsequently paid in March 2003.

Rent  agreement
----------------

A related company has a lease agreement with the Company's member for the facility they occupy. Part of this facility is being occupied by the Company. The monthly rental fee allocated to the Company is $8,000 per month. For the years ended December 31, 2002 and 2001, the Company recorded rent expense of $96,000 and $87,000, respectively. The related amounts paid totaled $175,000 during 2002 and $15,000 during 2001. Accrued rent payable of $77,000 as of December 31, 2001 is included in due to related parties on the accompanying balance sheet.

Cost  reimbursements
--------------------

During 2001, the Company recorded expenses related to insurance and labor costs to reimburse a related company. These accrued reimbursements of $50,000 as of December 31, 2001 are included in due to related parties on the accompanying balance sheet.

NOTE  9  -  SUBSEQUENT  EVENT

On January 18, 2003, the Company and two affiliates, Sequent Technologies, Inc. ("Sequent") and McDigit, Inc. ("McDigit") executed a letter of intent with Global ePoint, Inc. ("Global"). The letter states that Global intends to acquire 100% of the issued and outstanding stock or membership interest, as applicable, of Best Logic, Sequent and McDigit.

In the proposed acquisition, the current shareholders and members of Best Logic, Sequent and McDigit would receive shares of Global's common stock. Initially, it is anticipated that the number of shares to be issued to the shareholders and members of Best Logic, Sequent and McDigit would be equal to approximately 50.1% of the total outstanding shares of Global at time of closing. However, that percentage may be reduced to approximately 40% if certain performance levels for Best Logic, Sequent and McDigit are not achieved for the year ended December 31, 2002. The shareholders and members of Best Logic, Sequent and McDigit may receive additional shares of Global's common stock if Global meets certain net income performance requirements over the next three years. The proposed transaction structure is intended to provide a tax free transaction to all related companies and shareholders.

The merger is subject to a number of other conditions, including the completion of a definitive agreement, approval by Best Logic, Sequent and McDigit's respective board of directors and approval of Global's shareholders. As such, there can be no assurance that Best Logic, Sequent and McDigit will enter into a definitive agreement with Global or that the merger will be consummated.

              ANNEX A - REORGANIZATION AND STOCK PURCHASE AGREEMENT

                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

      This REORGANIZATION AND STOCK PURCHASE AGREEMENT dated as of March 31, 2003 (this "Agreement") is by and between Global Epoint, Inc., a Nevada corporation ("GEPT") and McDigit, Inc., a California corporation ("McDigit").

RECITALS

A. WHEREAS, GEPT desires to acquire directly or indirectly 100% of the equity of McDigit;

B. WHEREAS, the shareholders of McDigit desire to acquire equity in GEPT in connection with the proposed acquisition;

C. WHEREAS, the parties hereto intend that the transaction contemplated hereby shall be completed as a tax-free exchange of stock interests.

     NOW, THEREFORE, the respective Boards of Directors of GEPT and McDigit deem it advisable and in the best interests of their respective entities and shareholders that GEPT acquire 100% of the equity of McDigit, in accordance with the terms and conditions of this Reorganization and Stock Purchase Agreement. Both parties shall use their best efforts to complete the Closing of this transaction and satisfy their respective Closing conditions. The parties shall be obligated to close the transactions contemplated herein upon satisfaction of all closing conditions set forth herein.

1.   Closing Conditions of GEPT. As conditions to any Closing as set forth
     -----------------------------
herein,  GEPT  shall  undertake  the  following  actions:

     (a) The Board of Directors of GEPT (the "GEPT Board") shall duly approve and deliver to McDigit resolutions with respect to (i) approving the transactions set forth herein; (ii) increasing the size of the GEPT Board to 11 members and (iii) appointing eight persons to the GEPT Board as agreed upon by McDigit (the "GEPT Board Resolutions").

     (b) GEPT shall issue a total of 5,383,472 shares of common stock, par value $.03 per share, of GEPT ("Common Stock") to the shareholders of McDigit ( the "McDigit Shareholders") and 537,273 shares (collectively, the "GEPT Shares") of Common Stock to those individuals or entities as designated by Black Ink LLC ("Black Ink"), to be delivered to the shareholders of McDigit or the designees or assignees of Black Ink, LLC, as applicable, at the Closing. Notwithstanding the foregoing, the number of GEPT Shares may be reduced at Closing in accordance with the conditions set forth in Section 3(f) herein.

     (c) GEPT shall issue options to the McDigit Shareholders, which shall be pari passu to, and in a number equal to, any issued and outstanding options or warrants of GEPT at the time of Closing, such that the McDigit Shareholders can maintain their then current percentage ownership of Common Stock, assuming the options and warrants of GEPT outstanding as of the Closing are exercised; provided, however, that options granted to the McDigit Shareholders may only be exercised in the same number as the outstanding options or warrants at the time of Closing are exercised. By way of example and not limitation, in the event 5,000 options or warrants held at the time of Closing are exercised at $2.00 per share, all McDigit Shareholders shall only be permitted to exercise options aggregating 5,000 shares of Common Stock at the same $2.00 per share exercise price.

     (d) GEPT shall use its reasonable efforts to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby, including without limitation the Securities and Exchange Commission ("SEC") and Nasdaq. GEPT shall prepare either a proxy statement in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or an information statement in accordance with Regulation 14C under the Exchange Act, as may be required to obtain shareholder approval of the transactions contemplated hereby to the extent required by law or SEC regulation (collectively "GEPT Proxy Materials"), which shall include financial statements and other information of and supplied by McDigit and its wholly owned subsidiaries, if determined to be required.

     (e) GEPT shall enter into a Consulting Agreement with Frederick Sandvick to be effective as of the Closing Date (the "Sandvick Consulting Agreement"). The Sandvick Consulting Agreement shall provide for monthly compensation at not less than the same compensation as in Mr. Sandvick's existing employment agreement with GEPT, but with bonuses to be negotiated and other terms set forth on Exhibit A attached hereto (which shall be delivered at or prior to the Closing).

2.   Closing Conditions of McDigit. As conditions to the Closing as set
     --------------------------------
forth  herein,  McDigit  shall  undertake  the  following  actions:

     (a) The Board of Directors of McDigit shall execute and deliver to GEPT resolutions unanimously approving the transactions set forth herein on its own behalf and on behalf of Best Logic (as defined below).

     (b) The shareholders of McDigit shall execute and deliver to GEPT resolutions approving the transactions contemplated hereby, if required.

     (c) McDigit shall own 100% of the issued and outstanding equity interests of Best Logic, LLC, a California limited liability company ("Best Logic"), together with McDigit, referred to collectively herein as the "Acquired Companies."

     (d) McDigit shall have obtained all the intellectual property rights from Sequent Technologies, Inc. relating to mobile visual telecommunication systems and any other related assets that may be necessary to proceed with McDigit's business plans and forecasts. All documents required in that connection shall have been prepared, executed, filed and delivered to GEPT.

     (e) The shareholders of McDigit shall deliver to GEPT at Closing certificates representing 50,000 shares of common stock of McDigit (the "McDigit Shares"), representing 100% of the issued and outstanding equity of McDigit.

     (f) Upon execution hereof, McDigit shall prepare and deliver business and financial information, and financial statements as may be required to be included in the GEPT Proxy Materials and in form and substance satisfactory to GEPT.

     (g) As a condition of proceeding with all the preparation and filings necessary to complete the transactions contemplated herein and as a good faith deposit for the transaction, McDigit will, upon execution hereof, provide GEPT with a deposit of $300,000 in immediately available funds (the "Deposit"). The Deposit shall be forfeited to GEPT in the event McDigit chooses not to close by June 15, 2003 for any reason or does not meet, except as specifically excluded herein, the conditions necessary to close by June 15, 2003, which may be extended by 45 days if a delay in Closing is solely due to a third party not in the control of the Acquired Companies. If the delay is due to additional time required by the SEC for the effectiveness of the GEPT Proxy Materials, then so long as the Acquired Companies comply with all comments that may be described in any comment letters from the SEC, the time period shall be extended until the time of effectiveness of the GEPT Proxy Materials, plus 40 business days. However, if the GEPT Proxy Materials are not made effective because of nonresponsiveness or unsatisfactory responsiveness to any SEC comment letters within 90 days of submission to the SEC, then the transaction can be terminated by GEPT. The Deposit shall not be forfeited, except with respect to any costs incurred pursuant to Section 3 (n), if: (i) GEPT's representations and warranties under Section 3(a) hereof do not remain reasonably accurate as of the Closing Date, (ii) shareholder approval by GEPT under Section 3(d) is not obtained, unless compliance with Section 3(c), as it relates to information and efforts needed from the Acquired Companies to satisfy the conditions under
Section 3(c), interferes with GEPT's ability to obtain shareholder approval, in which case the Deposit shall be forfeited, or (iii) those conditions set forth in Sections 3(i) and 3(j) are not met.Further, in the event a material adverse change in the Forecasts under, and as defined in, Section 3(g) occur which were not foreseeable at the time of this Agreement, or in the event the condition set forth in Section 2 (d) is not met by the Closing and such failure is not waived by GEPT, then only $100,000 of the $300,000 Deposit shall be forfeited. In the event McDigit is acquired by GEPT as proposed herein, the Deposit shall remain as an asset of GEPT.

     (h) All third party consents to the transactions contemplated herein required to be obtained by McDigit and Best Logic shall have been obtained.

3.   Additional Conditions to Closing.
     ---------------------------------

     The parties' obligation to close the transactions set forth herein will be subject to additional specified conditions precedent as follows:

     (a) the representations and warranties of GEPT as set forth in Section 7 herein shall remain accurate as of the Closing Date and no material adverse change in the business of GEPT not previously disclosed to McDigit shall have occurred;

     (b) the representations and warranties of McDigit as set forth in Section 8 herein shall remain accurate as of the Closing Date and no material adverse change in the business of the Acquired Companies not previously disclosed to GEPT shall have occurred;

     (c) all the documents necessary, including the GEPT Proxy Materials, to be filed with local, state and federal authorities (including the SEC), are prepared and appropriately filed with such authorities and all approvals required from such authorities are granted;

     (d) the solicitation for a vote by the GEPT stockholders on the transactions contemplated herein has been completed and the necessary approval of the proposed transactions contemplated herein has been obtained from the GEPT stockholders;

     (e) McDigit shall have prepared and delivered to GEPT consolidated, if applicable, balance sheets of each of the Acquired Companies as at December 31, 2000 (if required for the GEPT Proxy Materials), December 31, 2001 and 2002, and statements of each of the Acquired Companies' income and changes in financial position for each of the years then ended, together with the report thereon from a qualified independent public accountant (the "Acquired Companies' Audited Financial Statements"). McDigit shall have also delivered to GEPT any unaudited financial statements of the Acquired Companies that may be required for the GEPT Proxy Materials (the "Acquired Companies' Unaudited Financial Statement" and, together with the Acquired Companies' Audited Financial Statements, the "Acquired Companies' Financial Statements"). Such Acquired Companies' Financial Statements and notes will fairly present the consolidated financial condition and results of operations of the Acquired Companies as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act.

     (f) the Acquired Companies' Financial Statements shall reflect a positive net stockholders' equity of at least $2 million at December 31, 2002 and McDigit's income for the fiscal year ended December 31, 2002 (which shall include the income of Best Logic for 2002 for this computational purpose) must reflect income before income tax of at least $750,000. If the amount of income before income taxes for 2002 is less than $750,000, the number of GEPT Shares shall be reduced by ten percent (10%), on a pro rata basis, for each McDigit Shareholder and Black Ink, for each $100,000 reduction of McDigit's income or portion thereof.

     (g) McDigit shall prepare and deliver forecasts of net income to GEPT (the "Forecasts"). Such Forecasts shall be based on the reasonable expectations of management of the Acquired Companies, founded by reviewable assumptions and, for the fiscal year 2003, shall reflect revenue of at least $30 million and income before income tax of at least $3 million. If there is a disagreement whether the revenue and net income are achievable, then the shareholders of McDigit may request an independent investment banker, reasonably acceptable to all parties, to review the expectations and assumptions to determine if they are reasonably likely to be achieved.

     (h) The GEPT financial statements shall reflect a positive stockholders' equity of at least $7 million and cash, cash equivalents and short-term investments of at least $4 million as of December 31, 2002.

     (i) GEPT shall retain its status as a reporting company under the Exchange Act.

     (j) McDigit shall have received a letter from GEPT's counsel that GEPT is not an investment company under the Investment Company Act of 1940 or that GEPT has complied with any requirements of such Act.

     (k) None of the properties or assets of the Acquired Companies shall have been sold or otherwise disposed of other than in the ordinary course of business from the date hereof through the Closing Date, except with the written consent of GEPT.

     (l) GEPT shall have received an opinion of counsel to the Acquired Companies in form and substance satisfactory to GEPT and its counsel with regard to the transaction and other matters contemplated herein.

     (m) GEPT shall have received from McDigit and Black Ink, not less than twenty (20) business days prior to the Closing Date, the names and addresses of each New GEPT Shareholder and each designee of Black Ink who is to receive GEPT Shares, together with the number of GEPT Shares such individual or entity is to receive.

     (n) GEPT shall have received an opinion, together with its supporting reports and analyses, from an independent investment banker, accounting firm or such other company as GEPT, in its sole discretion shall determine, as to the fairness to GEPT's shareholders of the transactions contemplated hereby (the "Fairness Opinion"), which such opinion shall be satisfactory to GEPT, in its sole reasonable discretion. If the Fairness Opinion is not satisfactory to GEPT, in its sole reasonable discretion, or is not obtained thirty (30) days after all other conditions to Closing set forth herein have been satisfied in all respects, GEPT shall have the option to terminate this Agreement and refund the Deposit, except that the costs and expenses incurred by GEPT in connection with obtaining the Fairness Opinion shall be deducted from the Deposit.

     (o) The Acquired Companies shall have entered into written agreements with respect to any transactions with any directors, officers, employees, stockholders, members or managers of the Acquired Companies (other than transactions respecting the employment of such individuals by the Company), or any person related to or affiliated with any such directors, officers, employees, stockholders, members or managers (collectively, "Related Parties"), which such written agreements shall be in form and substance satisfactory to GEPT in all respects.

4.    At the Closing.
      --------------

     (a) At the Closing, one of the existing four members of the GEPT Board shall submit his resignation at Closing such that number of members on the GEPT Board shall be three.

     (b) At the Closing, GEPT shall issue the GEPT Shares to the McDigit Shareholders and the designees of Black Ink.

     (c) At the Closing, all equity securities of McDigit shall be delivered to GEPT.

     (d) At the Closing, the existing officers of GEPT shall resign and be replaced by those officers appointed in accordance with the GEPT Board Resolutions.

     (e) At the Closing, Frederick Sandvick shall execute and deliver a termination of his existing employment agreement with a waiver of any applicable change of control provisions. At the Closing, GEPT and Mr. Sandvick shall enter into the Sandvick Consulting Agreement.

     (f) In addition to the documents expressly required herein, at the Closing each party hereto shall deliver such further instruments and take such further action as may reasonably be requested by any other party hereto in order to carry out the intent and purposes of this Agreement.

5.     Timing of Closing. The consummation of the transactions set forth herein
       -----------------
(the "Closing") shall occur upon the satisfaction of the conditions set forth in this Agreement. The date of Closing (the "Closing Date") shall occur on or before June 15, 2003, which may be extended by 45 days (or such other period in accordance with Section 2(g) herein) if a delay in Closing is solely due to a third party not in the control of the Acquired Companies.

6.     Post-Closing Adjustments.
       -------------------------

     (a) In addition to the GEPT Shares, the McDigit Shareholders may receive additional shares of Common Stock (the "Additional GEPT Shares") in accordance with the terms of this paragraph 6(a) (the "Earnout"). The following will be used for the basis of issuances of Additional GEPT Shares to the McDigit Shareholders (the "Earnout Formula"): (i) After Tax Income (as defined below) for the years set forth below multiplied by (ii) ten, divided by (iii) the Stock Price for that respective year (as set forth on the chart below), minus the sum of (A) the total of the outstanding shares of GEPT Common Stock immediately prior to Closing, (B) the GEPT Shares and (C) any additional Common Stock, not including stock options, warrants, or similar instruments, issued to the shareholders of McDigit pursuant to other terms herein. If the number generated by the Earnout Formula is positive, then that number of shares of Common Stock would be issued to the McDigit Shareholders on or before 120 days following the formula year. If the number generated by the formula is zero or negative, then no Additional GEPT Shares will be issued. In the event that GEPT's revenue (which shall include all the income earned by GEPT from pre-acquisition businesses, e.g. income from earnout payments, telephony revenue, equipment sales, etc.) does not meet or exceed $1 million for any of those respective years or an aggregate of $3,000,000 during such three year period, then the Reduced Stock Price (as set forth on the chart below) shall be used for that respective year to calculate any Additional GEPT Share issuances. The per share Common Stock price to be used is as follows:

Year Ending December 31,          Stock Price     Reduced Stock Price
---------------------------------------------------------------------

               2003                   $3.00               $3.00
               2004                   $3.90               $3.60
               2005                   $4.70               $4.40

     The 2003 year shall include, for computational purposes only, all the net income of the Acquired Companies for the full twelve months of 2003, regardless of the Closing Date.

     The issuance of the Additional GEPT Shares for any reason shall be subject to a maximum number equal to 80% of the total of the outstanding shares of GEPT Common Stock immediately prior to Closing plus the GEPT Shares, plus any additional Common Stock, not including stock options, warrants or similar instruments issued to the shareholders of McDigit pursuant to other terms herein (the "Maximum Shares").

     "After-tax Income" shall mean net income in accordance with GAAP, but shall not include any amounts earned from GEPT's present litigation with the State of Pennsylvania. Also, the calculation of After-tax Income shall not include earnings from other businesses where the sole consideration for the acquisition of such businesses is not from the Common Stock issued to the McDigit Shareholders pursuant to the terms of this transaction. If the sole consideration is from the Common Stock issued to the McDigit Shareholders pursuant hereto, the After-tax income shall be included. After-tax Income shall also not include charges against income that are in connection with the acquisition of the Acquired Companies, including, but not limited to, charges related to the issuance of stock options and/or warrants to the McDigit Shareholders at time of Closing, one-time charges related to merger costs and charges related to changes in accounting for pre-Closing items that affect post-Closing income (e.g. changes in valuation allowances of card dispensing equipment of GEPT or post-Closing losses from sales of that equipment that were held prior to Closing).

     (b) Notwithstanding the formula set forth in paragraph 6(a), in the event the Acquired Companies generate at least $20,000,000 in revenue and $2,000,000 in pretax income in the 2003 year, GEPT shall issue to the McDigit Shareholders shares of Common Stock in a number equal to an additional 10% of the total of the outstanding Common Stock of GEPT immediately prior to Closing plus the GEPT Shares less any Common Stock issuable or issued in accordance with the Earnout Formula (the "2003 10% Formula").

     (c) In addition, should any of the stock options and warrants of GEPT that are outstanding at the time of Closing be subsequently exercised, the McDigit Shareholders may earn additional shares of Common Stock in accordance with the following formula (the "Option Exercise Formula"). The maximum number of those additional shares of Common Stock shall be calculated as follows: 400% of the total outstanding options and warrants of GEPT immediately prior to Closing, minus the number of options and warrants granted to the McDigit Shareholders at the time of Closing. The McDigit Shareholders would be issued additional Common Stock, based on the above Option Exercise Formula upon the exercise (other than by McDigit Shareholders) of additional options and warrants outstanding at the time of Closing, but only to the extent allowed under the Earnout Formula, as modified as follows: After Tax Income multiplied by (i) ten minus (ii) an amount equal to what the aggregate exercise price would have been for the additional shares of Common Stock allowed to be issued under this modified formula, assuming those shares had been exercised from options and warrants with the same exercise price as the GEPT options and warrants that actually were exercised. ("Modified Earnout Formula")

     (d) Notwithstanding anything to the contrary contained herein, in no event, except with respect to the 5% special issuance described in subsection (e) below, shall the aggregate number of shares of Common Stock, including the number of shares of Common Stock underlying any options, warrants or other rights to acquire Common Stock, issued to the McDigit Shareholders exceed 80% of the total of the outstanding shares of GEPT at time of Closing, plus the number of GEPT options and warrants exercised after time of Closing, plus all the GEPT Shares, including those from the exercise of stock options and warrants, issued to the McDigit Shareholders pursuant to the provisions herein.

     (e) A special one-time issuance shall be permitted in any of the three years immediately following acquisition, as follows (the "Substantial Income Formula"). The McDigit Shareholders will receive an additional 5% of the total of the Maximum Shares under the Modified Earnout Formula if the Acquired Companies achieve $110,000,000 in income before taxes during any one year period in any of 2003, 2004 or 2005.

     (f) Attached as Exhibit B to this Agreement (which such Exhibit shall be delivered at or prior to the Closing) are examples of the application of the Earnout Formula, the 2003 10% Formula, the Modified Earnout Formula, the Option Exercise Formula and the Substantial Income Formula. These examples are provided for illustration purposes only and are not intended to be exhaustive examples of the application of the formulas described above.

     (g) In the event a final and non-appealable judgment is awarded in favor of the Commonwealth of Pennsylvania in connection with the lawsuit filed by GEPT relating to breach of contract, the number of Maximum Shares available to be issued pursuant to this Section 6 shall be increased by 3,000,000 ("Maximum Additional Shares"). In the event a monetary judgment is awarded in favor of GEPT, the number of Maximum Additional Shares shall be reduced by one share for each dollar awarded to GEPT.

7.    Representations of GEPT. GEPT represents and warrants as follows:
      -------------------------

     (a) Ownership of Shares. Upon issuance of the GEPT Shares, the McDigit Shareholders and Black Ink Shareholders will become sole owners, respectively, of the GEPT Shares. The GEPT Shares will be free from claims, liens or other encumbrances ("Encumbrances"), except as provided under applicable federal and state securities laws.

     (b) Fully paid and Nonassessable. The GEPT Shares, upon release from escrow, constitute duly and validly issued shares of GEPT, and are fully paid and nonassessable.

     (c) Organization of GEPT; Authorization. GEPT is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of GEPT and this Agreement constitutes a valid and binding obligation of GEPT, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder, rights of creditors or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). GEPT has no subsidiaries other than Global Telephony, Inc.

     (d) Capitalization. The authorized capital stock of GEPT consists of 13,333,334 shares of Common Stock and 2,000,000 shares of preferred stock, no par value. As of the date of this Agreement, GEPT has 4,824,709 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. The outstanding shares of Common Stock include the issuance of 519,125 shares of Common Stock in settlement of a prior lawsuit. No shares have otherwise been registered under state or federal securities laws, other than for shares underlying GEPT's stock option plans. As of the Closing Date, all of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and, except as set forth in Schedule 7(d) (which has been delivered), there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of GEPT obligating GEPT to issue any additional shares of its common or preferred stock or any of its securities of any kind. Except with respect to shares potentially issuable for outstanding stock options and warrants, GEPT will not issue any shares of capital stock from the date of this Agreement through the Closing Date without the consent of the McDigit Shareholders, which shall not be unreasonably withheld, delayed or conditioned. GEPT is a "reporting company" in accordance with Section 12(b) or 12(g) of the Exchange Act, and has filed all required and/or appropriate annual, periodic and other reports required under the Exchange Act with the SEC. The Common Stock is presently listed and trading on Nasdaq under the symbol "GEPT".

     (e) No Conflict as to GEPT and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of GEPT or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of GEPT under, any material agreement or commitment to which GEPT is a party or by which its property or assets is bound, or to which any of the property or assets of GEPT is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to GEPT except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of GEPT.

     (f) Consents and Approvals of Governmental Authorities. Other than a filing under Rule 14A, 14C and/or 14f-1, no consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by GEPT in connection with the execution, delivery and performance of this Agreement by GEPT or the consummation of the sale of the GEPT Shares.

     (g) Other Consents. Other than the consent of the shareholders of GEPT permitted to vote on such matters pursuant to the GEPT Proxy Materials, no consent of any person is required to be obtained by GEPT to the execution, delivery and performance of this Agreement or the consummation of the sale of the GEPT Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of GEPT.

     (h) Financial Statements. GEPT has delivered to McDigit the GEPT Financial Statements. Such GEPT Financial Statements and notes fairly present the consolidated financial condition and results of operations of GEPT as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act. GEPT has delivered or otherwise made available to McDigit copies of all annual, quarterly and other periodic reports filed by GEPT with the SEC in accordance with the Exchange Act.


     (i) Title to Properties. GEPT owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the GEPT Financial Statements and all the material properties and assets purchased or otherwise acquired by GEPT since the date of the GEPT Financial Statements. All properties and assets reflected in the GEPT Financial Statements are free and clear of all material Encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the GEPT Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the GEPT Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of GEPT and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of GEPT include all rights, properties and other assets necessary to permit GEPT to conduct GEPT's business in all material respects in the same manner as it is conducted on the date of this Agreement.

     (j) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by GEPT are, in all respects material to the business or financial condition of GEPT, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. GEPT has not received notification that it is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of GEPT, or which would require a payment by GEPT in excess of $50,000 in the aggregate, and which has not been cured.

     (k) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by GEPT is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any governmental body or other person with or without payment of compensation therefor, which action is likely to have a material adverse effect on the business or financial condition of GEPT.

     (l) Litigation. Except as set forth on Schedule 7(l) (which has been delivered), there is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving GEPT which is likely to have a material adverse effect on the business or financial condition of GEPT, or which would require a payment by GEPT in excess of $50,000 in the aggregate or which questions or challenges the validity of this Agreement. GEPT is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of GEPT, or which would require a payment by GEPT in excess of $50,000 in the aggregate.

     (m) Absence of Certain Changes. Since the date of the GEPT Financial Statements, GEPT has not:

     1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of GEPT, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     3. other than the GEPT Shares and any shares of Common Stock issuable upon exercise of any options or warrants held prior to the date hereof, issued or sold any equity securities or other securities; acquired, directly or indirectly, by redemption or otherwise, any such equity securities; reclassified, split-up or otherwise changed any such equity security or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto, except as set forth on Schedule 7(m) (which such schedule, if any, shall be delivered to McDigit at or prior to the Closing and shall be reasonably satisfactory to McDigit);

     4. organized any new subsidiary or acquired any equity securities of any person or any equity or ownership interest in any business;

     5. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     6. other than as contemplated herein, paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

     7. other than as contemplated herein, prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

     8. other than as contemplated herein, cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

     9. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

     10. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

     11. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business,
(ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

     12. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $50,000 in the aggregate, except as set forth on Schedule 7(m);

     13. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $50,000;

     14. written down or been required to write down any inventory in an aggregate amount in excess of $ 50,000;

     15. entered into any collective bargaining or union contract or agreement;
or

     16. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of GEPT.

     (n) No Material Adverse Change. Since the date of the GEPT Financial Statements, there has not been any material adverse change in the business or financial condition of GEPT. The GEPT SEC filings contain all material information with respect to the business, financial condition and operations of GEPT.

     (o) Contracts and Commitments. Except for that certain sublease agreement which has been delivered to McDigit and except as otherwise set forth on
Schedule 7(o) (which such schedule, if any, shall be delivered to McDigit at or prior to the Closing and shall be reasonably satisfactory to McDigit), GEPT is not a party to any:

     1. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of GEPT of more than $50,000 and not cancellable by GEPT (without liability to GEPT) within 60 days. GEPT has delivered to McDigit copies of any and all material agreements, arrangements, contracts or other matters relating to GEPT.

     2. Lease of personal property involving annual rental payments in excess of $50,000 and not cancellable by GEPT (without liability to GEPT) within 90 days;

     3. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of GEPT;

     4. Commitment, contract or agreement that is currently expected by the management of GEPT to result in any material loss upon completion or performance thereof;

     5. Contract, agreement or commitment, that is material to the business of GEPT, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

     6. Employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

All such contracts and agreements are in full force and effect. GEPT is not in breach of, in violation of or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which GEPT is a party or is or may be bound that relates to the business of GEPT or to which any of the assets or properties of GEPT is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of GEPT.

     (p) Labor Relations. GEPT is not a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of GEPT, (a) GEPT is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against GEPT pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against GEPT, (d) no representation question exists respecting the employees of GEPT,
(e) GEPT has not experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of GEPT is currently being negotiated.

     (q) Employee Benefit Plans. No material employee pension and welfare benefit plans covering employees of GEPT is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA, any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

     (r) Compliance with Law. The operations of GEPT have been conducted in accordance with all applicable laws and regulations of all governmental bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of GEPT, or which would not require a payment by GEPT in excess of $50,000 in the aggregate, or which have been cured. GEPT has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. GEPT has all material licenses, permits, orders or approvals from the governmental bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation thereof has been threatened.

     (s) Tax Matters.

     1. GEPT (1) has filed or shall file prior to Closing all nonconsolidated and noncombined tax returns ("Tax Returns") and all consolidated or combined tax returns that include only GEPT and not the Acquired Companies (for the purposes of this Section, Tax Returns shall be considered nonconsolidated and noncombined) required to be filed through the date hereof and will have paid or contested in good faith any tax due through the date hereof with respect to the time periods covered by such Tax Returns and shall timely pay or contest in good faith any such taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such Tax Returns required to be filed after the date hereof and through the Closing Date and pay or contest in good faith all taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

     2. GEPT represents that prior to Closing, all consolidated or combined tax returns (except those described in subparagraph (1) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of GEPT for any taxable period shall have been timely filed, and the income, activities, operations and transactions of GEPT shall have been properly included and reflected thereon. GEPT shall prepare and file, or cause to be prepared and filed, all such consolidated or combined tax returns that are required or permitted to include the income, or reflect the activities, operations and transactions, of GEPT, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, GEPT's consolidated federal income tax return for such taxable years. GEPT will timely file a consolidated federal income tax return for the taxable year ended December 31, 2002 and such return shall include and reflect the income, activities, operations and transactions of GEPT for the taxable period then ended. All tax returns filed pursuant to this subparagraph (2) after the date hereof shall, in each case, to the extent that such tax returns specifically relate to GEPT and do not generally relate to matters affecting other members of GEPT's consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the tax return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. GEPT has paid or will pay all taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined tax returns.

     3. GEPT has not agreed, or is not required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

     4. Neither GEPT nor any predecessor or affiliate has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section 341(f)(2) of the Code apply to any sale of its stock.

     5. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any taxes attributable to GEPT, or its assets or operations and no power of attorney granted by GEPT with respect to any tax matter is currently in force.

     6. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any tax attributable to GEPT or its assets or operations.

     7. All amounts required to be withheld as of the Closing Date for taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

     8. No property of GEPT is "tax-exempt use property" within the meaning of
Section 168(h) of the Code nor property that GEPT will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Code.

     9. There shall be delivered or made available to McDigit at or prior to Closing true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other tax returns requested by McDigit as may be relevant to GEPT or its assets or operations for any and all periods ending after December 31, 1998, or for any tax years which are subject to audit or investigation by any taxing authority or entity.

     10. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of GEPT that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

     (t) Environmental Matters.

     1. At all times prior to the date hereof, GEPT has complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of GEPT, or which would require a payment by GEPT in excess of $50,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any governmental body.

     2. The environmental licenses, permits and authorizations that are material to the operations of GEPT are in full force and effect.

     3. GEPT has not released or caused to be released on or about the properties currently owned or leased by GEPT (the "Properties") any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term in defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over the Properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of GEPT.

     (u) Absence of Certain Commercial Practices. GEPT has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of GEPT, which GEPT knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and GEPT has not participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers in violation of any applicable law or regulation.

     (v) Transactions with Directors and Officers. GEPT does not engage in business with any person or entity in which any of GEPT's directors or officers has a material equity interest. No director or officer of GEPT owns any property, asset or right, which is material to the business of GEPT.

     (w) Borrowing and Guarantees. GEPT (a) does not have any indebtedness for borrowed money, (b) is not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) is not a guarantor or surety with respect to the obligations of any person.

8.     Representations of McDigit. McDigit, for and on behalf of the Acquired
       --------------------------
Companies, represents and warrants as follows:

     (a) Organization; Authorization. Best Logic is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California with full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. McDigit is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Best Logic is wholly-owned by McDigit. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of McDigit and this Agreement constitutes a valid and binding obligation, enforceable against McDigit in accordance with its terms. McDigit has no subsidiaries other than Best Logic. Best Logic has no subsidiaries.

     (b) Capitalization. The authorized capital stock of McDigit consists of 1,000,000 shares of common stock, no par value per share, and no shares of preferred stock. As of the date of this Agreement, Best Logic has 100% of its membership units issued and outstanding, all of which are owned by McDigit. As of the date of this Agreement, McDigit has 50,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. No shares of the Acquired Companies have otherwise been registered under state or federal securities laws. All outstanding equity interests of the Acquired Companies have been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933, as amended ("Securities Act") and from all applicable registration requirements of the various states. As of the Closing Date, all of the issued and outstanding shares of common stock or membership interests, as the case may be, of the Acquired Companies are validly issued, fully paid and non-assessable and are free from all claims, rights, liens or other encumbrances, and there is not, and as of the Closing Date there will not be, outstanding any warrants, options, other convertible securities or other agreements on the part of the Acquired Companies obligating any of the Acquired Companies to issue any additional shares of common or preferred stock, membership interests or any of its securities of any kind. None of the Acquired Companies will issue any shares of capital stock or membership interests from the date of this Agreement through the Closing Date.

     (c) No Conflict as to the Acquired Companies. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the articles of incorporation or organization of the Acquired Companies or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of the Acquired Companies under, any material agreement or commitment to which the Acquired Companies are a party or by which any of their respective property or assets is bound, or to which any of the property or assets of the Acquired Companies is subject or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to the Acquired Companies except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of the Acquired Companies, taken as a whole.

     (d) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by the Acquired Companies in connection with the execution, delivery and performance of this Agreement by McDigit or the consummation of the transactions contemplated herein.

     (e) Other Consents. No consent of any person is required to be obtained by the Acquired Companies to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of the Acquired Companies.

     (f) Title to Properties. The Acquired Companies own all their respective material properties and assets they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Acquired Companies' Financial Statements and all the material properties and assets purchased or otherwise acquired by any Acquired Company since the date of the Acquired Companies' Financial Statements. All properties and assets reflected in the Acquired Companies' Financial Statements are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets,
(a) mortgages or security interests shown on the Acquired Companies' Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Acquired Companies' Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of any Acquired Company and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of the Acquired Companies include all rights, properties and other assets necessary to permit the Acquired Companies to conduct their respective businesses in all material respects in the same manner as it is conducted on the date of this Agreement.

     (g) Financial Statements. The Acquired Companies' Financial Statements and notes fairly present the consolidated financial condition of the Acquired Companies as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto, and shall be utilizable in any SEC filing in compliance with Rule 310 of Regulation S-B promulgated under the Securities Act.

     (h) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by the Acquired Companies are in all respects material to the business or financial condition of the Acquired Companies, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. The Acquired Companies have not received notification that any of them are in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of their buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of the Acquired Companies, taken as a whole or which would require a payment by the Acquired Companies in excess of $50,000 in the aggregate, and which has not been cured.

     (i) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by the Acquired Companies is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any governmental body or other person with or without payment of compensation therefor, which action is likely to have a material adverse effect on the business or financial condition of the Acquired Companies.

     (j) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental body pending or threatened in writing against or involving the Acquired Companies which is likely to have a material adverse effect on the business or financial condition of each of the Acquired Companies, taken as whole, or which would require a payment by the Acquired Companies in excess of $50,000 in the aggregate or which questions or challenges the validity of this Agreement. No Acquired Company is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of such Acquired Company, or which would require a payment by the Acquired Companies in excess of $50,000 in the aggregate.

     (k) Absence of Certain Changes. Since the date of the Acquired Companies' Financial Statements, none of the Acquired Companies has:

     1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of each of the Acquired Companies, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     3. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

     4. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

     5. cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

     6. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

     7. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

     8. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business,
(ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

     9. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $50,000 in the aggregate;

     10. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $50,000;

     11. written down or been required to write down any inventory in an aggregate amount in excess of $ 50,000;

     12. entered into any collective bargaining or union contract or agreement;

     13. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of the Acquired Companies;

     14. other than the shares and membership interests outstanding as of the date hereof, issued or sold any equity securities or other securities; acquired, directly or indirectly, by redemption or otherwise, any such equity securities; reclassified, split-up or otherwise changed any such equity security or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

     15. organized any new subsidiary or acquired any equity securities of any person or any equity or ownership interest in any business; or

     16. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money.

     (l) No Material Adverse Change. Since the date of the Acquired Companies' Financial Statements, there has not been any material adverse change in the business or financial condition of the Acquired Companies taken as a whole.

     (m) Contracts and Commitments. None of the Acquired Companies are party to any:

     1. Contract or agreement (other than purchase or sales orders entered into in the ordinary course of business) involving any liability on the part of such Acquired Company of more than $50,000 and not cancellable by such Acquired Company (without liability to such Acquired Company) within 60 days. The Acquired Companies have delivered to GEPT copies of any and all material agreements, arrangements, contracts or other matters relating to the Acquired Companies.

     2. Lease of personal property involving annual rental payments in excess of $50,000 and not cancellable by such Acquired Company (without liability to such Acquired Company) within 90 days;

     3. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of any Acquired Company;

     4. Commitment, contract or agreement that is currently expected by the management of any Acquired Company to result in any material loss upon completion or performance thereof;

     5. Contract, agreement or commitment, that is material to the business of any Acquired Company, with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

     6. employment agreement or other similar agreement that contains any severance or termination pay, liabilities or obligations.

     All such contracts and agreements are in full force and effect. No Acquired Company is in breach or violation of, or in default under, any agreement, instrument, indenture, deed of trust, commitment, contract or other obligation of any type to which such Acquired Company is a party or is or may be bound that relates to the business of such Acquired Company or to which any of the assets or properties of such Acquired Company is subject, the effect of which breach, violation or default is likely to materially and adversely affect the business or financial condition of such Acquired Company.

     (n) Labor Relations. None of the Acquired Companies are a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of the Acquired Companies, (a) the Acquired Companies are each in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and none of the Acquired Companies are engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against the Acquired Companies pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against the Acquired Companies, (d) no representation question exists respecting the employees of the Acquired Companies, (e) none of the Acquired Companies have experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of any of the Acquired Companies is currently being negotiated.

     (o) Employee Benefit Plans. No material employee pension or welfare benefit plans covering employees of the Acquired Companies is (1) a multi-employer plan as defined in Section 3(37) of ERISA, or (2) a defined benefit plan as defined in Section 3(35) of ERISA; any listed individual account pension plan is duly qualified as tax exempt under the applicable sections of the Code, each listed benefit plan and related funding arrangement, if any, has been maintained in all material respects in compliance with its terms and the provisions of ERISA and the Code.

     (p) Compliance with Law. The operations of the Acquired Companies have been conducted in accordance with all applicable laws and regulations of all governmental bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of the Acquired Companies or which would not require a payment by any Acquired Company in excess of $50,000 in the aggregate, or which have been cured. The Acquired Companies have not received notification of any asserted present or past failure by any of them to comply with any such applicable laws or regulations. The Acquired Companies have all material licenses, permits, orders or approvals from the governmental bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

     (q) Tax Matters.

     1. Each of the Acquired Companies (1) has filed or shall file prior to Closing all Tax Returns and all consolidated or combined tax returns that include only the Acquired Companies and not GEPT or its other affiliates (for the purposes of this Section, such Tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and will have paid any tax due through the date hereof with respect to the time periods covered by such Tax Returns and shall timely pay any such taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such Tax Returns required to be filed after the date hereof and through the Closing Date and pay all taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

     2. McDigit represents that prior to Closing, all consolidated or combined tax returns (except those described in subparagraph (1) above) of the Acquired Companies required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the activities, operations and transactions, of the Acquired Companies for any taxable period shall have been timely filed, and the income, activities, operations and Transactions of the Acquired Companies shall have been properly included and reflected thereon. The Acquired Companies shall prepare and file, or cause to be prepared and filed, all such consolidated or combined tax returns that are required or permitted to include the income, or reflect the activities, operations and transactions, of the Acquired Companies, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, the Acquired Companies' consolidated federal income tax return for such taxable years. Prior to Closing, the Acquired Companies will timely file a consolidated federal income tax return for the taxable year ended December 31, 2002 and such return shall include and reflect the income, activities, operations and transactions of the Acquired Companies for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and transactions of the Acquired Companies for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (2) after the date hereof shall, in each case, to the extent that such tax returns specifically relate to the Acquired Companies and do not generally relate to matters affecting other members of the Acquired Companies' consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the tax return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. Each of the Acquired Companies has paid or will pay all taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined tax returns.

     3. The Acquired Companies have not agreed, or are not required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

     4. No Acquired Company has, at any time, filed a consent under Section 341(f)(1) of the Code, or agreed under Section 341(f)(3) of the Code, to have the provisions of Section 341(f)(2) of the Code apply to any sale of its stock.

     5. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any taxes attributable to the Acquired Companies, or their assets or operations and no power of attorney granted by the Acquired Companies with respect to any tax matter is currently in force.

     6. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any tax attributable to the Acquired Companies or their assets or operations.

     7. All amounts required to be withheld as of the Closing Date for taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

     8. No property of the Acquired Companies is "tax-exempt use property " within the meaning of Section 168(h) of the Code nor property that the Acquired Companies will be required to treat as being owned by another person pursuant to
Section 168(f)(8) of the Code.

     9. There shall be delivered or made available to GEPT at or prior to Closing true and complete copies of all income tax returns (or with respect to consolidated or combined returns, the portion thereof) and any other tax returns requested by GEPT as may be relevant to the Acquired Companies or their assets or operations for any and all periods ending after December 31, 1998, or for any tax years which are subject to audit or investigation by any taxing authority or entity.

     10. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Acquired Companies that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to
Section 280G or 162 of the Code.

     (r) Environmental Matters.

     1. At all times prior to the date hereof, the Acquired Companies have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of the Acquired Companies or which would require a payment by the Acquired Companies in excess of $50,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

     2. The environmental licenses, permits and authorizations that are material to the operations of the Acquired Companies are in full force and effect.

     3. The Acquired Companies have not released or caused to be released on or about the properties currently owned or leased by such Acquired Company any (i) pollutants, (ii) contaminants, (iii) "Hazardous Substances," as that term is defined in Section 101(14) of the Comprehensive Environmental Response Act, as amended or (iv) "Regulated Substances," as that term in defined in Section 9001 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, which would be required to be remediated by any governmental agency with jurisdiction over such properties under the authority of laws, regulations and ordinances as in effect and currently interpreted on the date hereof, which remediation would have a material adverse effect on the business or financial condition of any Acquired Company.

     (s) Absence of Certain Commercial Practices. None of the Acquired Companies have, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of such Acquired Company, which such Acquired Company knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and no Acquired Company has participated, directly or indirectly, in any boycotts or other similar practices affecting any of its actual or potential customers in violation of any applicable law or regulation.

     (t) Proprietary Rights. Each Acquired Company owns or possesses or has adequate licenses or other rights to use, and has taken all action reasonably necessary to protect, all Intellectual Property necessary for its business as now conducted and as proposed to be conducted without, to the best of such Acquired Company's knowledge, any conflict with or infringement of the rights of others. A list of all Intellectual Property of each Acquired Company (or licenses or rights to so use the Intellectual Property of others) is set forth on Schedule 8(t) attached hereto and made a part hereof. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is any Acquired Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity. No Acquired Company has received any communications alleging that such Acquired Company has violated, or by conducting its business would violate, any of the Intellectual Property rights of any other person or entity, nor is any Acquired Company aware of any basis for the foregoing. No Acquired Company is aware that any of its employees or contractors are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's or contractor's best efforts to promote the interests of such Acquired Company, or that would conflict with the business of such Acquired Company as presently conducted.

     (u) Borrowing and Guarantees. No Acquired Company (a) has any indebtedness for borrowed money, (b) is lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) is a guarantor or surety with respect to the obligations of any person.

     (v) Qualification and Registration. The Acquired Companies are qualified or licensed as foreign corporations or foreign limited liability companies, as applicable, in all jurisdictions where their respective business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on their respective businesses. The business of the Acquired Companies does not require any of them to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

     (w) Marketability of Title. Except as provided for in the Acquired Companies' Financial Statements, the Acquired Companies each have, and on the Closing Date will have, good and marketable title to all of their respective furniture, fixtures, equipment and other assets as set forth in the Acquired Companies' Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature.

     (x) Material Contracts. A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which any Acquired Company is or on the Closing Date will be, a party, or from which any Acquired Company will receive substantial benefits and which are material to such Acquired Company (collectively, "Contracts"), have been delivered to GEPT. No Acquired Company is now, nor will be on the Closing Date, in material default under any Contract. The validity and enforceability of, and rights of each such Acquired Company, as applicable, contained in each such Contract shall not be adversely affected by the transactions contemplated hereby or any actions taken in furtherance hereof.

     (y) Payments and Distributions. Through the Closing Date there will be (i) no bonuses or extraordinary compensation to any of the officers, directors, members, managers or stockholders of any Acquired Company, (ii) no loans made to or any other transactions with any of the officers, directors, members, managers or stockholders of any Acquired Company or their families, and (iii) no dividends or other distributions declared or paid by any Acquired Company.

     (z) Related Party Transactions. No Acquired Company engages in business with any person or entity in which any Related Parties have a material equity interest. No Related Party of any Acquired Company owns any property, asset or right, which is material to the business of any Acquired Company. There are, and on the Closing Date there will be, no loans, leases or other Contracts outstanding between any Acquired Company and any Related Party, other than such Contracts as have been approved in writing by GEPT.

     (aa) Insurance. Each Acquired Company has, and on the Closing Date will have, maintained casualty and liability policies and other insurance policies with respect to their respective businesses which are appropriate and customary for businesses similar in size, industry and risk profile, including but not limited to the insurance relating to Intellectual Property set forth in Section 2(h). Copies of all of the policies of insurance and bonds presently in force with respect to the Acquired Companies, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to GEPT. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and no Acquired Company has received any notice of cancellation of any such policies.

     (bb) Since their respective inceptions, the Acquired Companies have, and on the Closing Date will have, in all material respects operated their respective businesses and conducted their respective affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on their respective businesses or property.

     (cc) During the past five (5) year period none of the Acquired Companies, nor any of their respective officers or directors, nor any person intended upon consummation of the transactions contemplated herein to become an officer or director of GEPT or any successor entity or subsidiary, has been the subject of:

     1. a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of any Acquired Company or such person, or any partnership in which any Acquired Company or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which any Acquired Company or any such person was an executive officer at or within two years before the time of such filing;

     2. a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

     3. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any Acquired Company or any such person from, or otherwise limiting, the following activities:

               (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) engaging in any type of business practice; or

               (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

     4. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of any Acquired Company or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

     5. a finding by a court of competent jurisdiction in a civil action or by the SEC to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or

     6. a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     (cc) None of the Acquired Companies has any pension plan, profit sharing or similar employee benefit plan.

     (dd) None of the information supplied or to be supplied by or about the Acquired Companies for inclusion or incorporation by reference in any information supplied to holders of Common Stock concerning the transactions contemplated herein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

9.    Further Assurances of Title.
      ----------------------------

     As and when requested by GEPT, the Acquired Companies, as applicable, shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as GEPT may deem necessary or desirable in order to vest in and confirm to GEPT, as applicable, title to and possession of the property acquired by GEPT by reason or as a result of the transactions contemplated hereby, and otherwise to carry out the intent and purposes hereof, and the officers and directors of GEPT are fully authorized in the name of GEPT or otherwise to take any and all such action.

10.   Notices.
      -------

     Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to GEPT                    Global  Epoint, Inc.
                              1370 W. San Marcos Blvd.
                              Suite 100
                              San Marcos, CA 92069
                              Facsimile No.:  (760) 510-4949
                              Attention:  Frederick Sandvick

with a copy to:               Feldman Weinstein LLP
                              420 Lexington Avenue
                              Suite 2620
                              New York, NY 10170
                              Facsimile No.: (212) 997-4242
                              Attention: David N. Feldman, Esq.

If to McDigit:                339 S. Cheryl Lane
                              City of Industry, CA 91789
                              Facsimile No.:  _____________
                                Attn: Toresa Lou

11.  Successors.
     ------------

     This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

12.  Choice of Law.
     --------------

     This Agreement shall be construed and enforced in accordance with the laws of the State of California, and the parties submit to the exclusive jurisdiction of the courts of California in respect of all disputes arising hereunder.

13.  Counterparts.
     ------------

     This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

14.  Confidential Information.
     ------------------------

     Each of GEPT and the Acquired Companies hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). The parties hereto agree that any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this Agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

15.  Public Announcement.
     -------------------

     The parties shall make no public announcement concerning this Agreement, their discussions or any other letters, memos or other agreements between the parties relating to this Agreement until such time as they agree to the contents of a mutually satisfactory press release which they intend to release on the date of execution of this Agreement. Either of the parties, but only after reasonable consultation with the other, may make disclosure if required under applicable law.

16.  Entire Agreement.

     This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

17.  Costs and Expenses.
     -------------------

     Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party. The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party. Except as specifically set forth herein, the McDigit Shareholders shall be responsible for all current and future compensation payable to Black Ink.

18.  Attorney's Fees.
     ----------------

     Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney's fees and costs.

19.  Survival.
     ---------

     All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of GEPT or the Acquired Companies pursuant hereto or in connection with the transactions contemplated hereby), as well as the provisions of Sections 12 and 14, shall survive the Closing for a period of two (2) years from the Closing Date. Each provision of Section 6 hereof shall survive until such time as such provision is, pursuant to its terms, no longer applicable.

20.  Severability.
     -------------

     The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

21.  Joint Drafting.
     ---------------

     This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

22.  Reliance on Certificates.
     -------------------------

     In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   GLOBAL  EPOINT,  INC.


                                   By:  /s/  Frederick  Sandvick
                                   ---------------------------------------------
                                   Frederick  Sandvick,  Chief Executive Officer



                                  McDIGIT, INC.


                                   By:  /s/  Toresa  Lou
                                   --------------------------------------------
                                   Toresa  Lou,  Chief  Executive  Officer  and
                                    President

           ANNEX B - FAIRNESS OPINION OF CAPITAL WEST SECURITIES, INC.

                [On Letterhead of Capital West Securities, Inc.]
APRIL 3, 2003


Board of Directors
Global Epoint, Inc.
1379 W. San Marcos Boulevard, Suite 100
San Marcos, CA  92069

Dear Gentlemen:

You have informed us, ("Capital West"), of the proposed acquisition of 100% of the equity of McDigit, Inc. by Global Epoint, Inc. ("Global") based on the Reorganization and Stock Purchase Agreement dated March 31, 2003 (the "Agreement").

You have requested that Capital West provide an opinion, as investment banker, to the "Global" Board of Directors as to whether the terms of the transaction are fair or unfair from a financial point of view to the shareholders of Global Epoint, Inc.(the "Opinion") . In providing our opinion, we assume the ultimate transaction is as reflected in the AgreementIn conducting our investigation and analysis and arriving at our Opinion, we have reviewed and taken into account such financial and economic factors as we deemed relevant under the circumstances. We have among other things:

A. Reviewed the United States Securities and Exchange Commission from 10K-SB dated December 31, 2002 of Global Epoint, Inc.

B. Reviewed the Audits dated December 31, 2002 of McDigit, Inc., Best Logic, LLC, and Sequent Technologies.

C. Reviewed the 2003 projected statement of operations for McDigit, which include the operations of Best Logic and the products acquired from Sequent. We also reviewed proforma statements of income furnished by management for the years ending December 31, 2004 and 2005.

D. Reviewed the conditions of closing as per the definitive agreement dated April 3, 2003 including the financial requirements that determined the minimum positive net equity and income for fiscal year 2002 required to accomplish the purchase.

E. Conducted such other studies, analyses, inquiries and investigations deemed appropriate.

F. Held discussions with senior management of McDigit and Global Epoint.

During our review, we relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial and other information provided, and have further relied upon the assurances of McDigit or Global Epoint senior management that they are unaware of any facts that would render the information provided to us to be incomplete or misleading for the purposes of this Opinion. We have further relied upon the accuracy of publicly available financial data. We have not assumed responsibility for any independent verification of this information nor have we assumed any obligation to verify this information. We have assumed that the financial projections provided to us by McDigit and Global Epoint senior management for the purpose of rendering this Opinion were reasonably prepared on a basis reflecting the best currently available estimates and good faith judgments of McDigit and Global Epoint senior management, at the date of this Opinion, as to the future financial performance of the companies, on both a stand-alone and business combination basis. We assume no responsibility for and express no view as to such financial projections or the assumptions on which they were based. We did not perform an independent evaluation or appraisal of the assets of McDigit.

Our Opinion is necessarily based upon information made available to us, and on economic, market, financial, and other conditions as they exist on the date of this letter. We disclaim any obligation to advise the Board of Directors of McDigit, Global Epoint or any person of any change in any fact or matter affecting our Opinion, which may come or be brought to our attention after the date of this Opinion.

Each of the analyses conducted by Capital West was carried out to provide a particular perspective on the offer, and to enhance the total mix of information. Capital West did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support an Opinion as to the fairness, from a financial point of view, of the Transaction to McDigit or Global Epoint shareholders. Capital West did not place any specific reliance or weight on any individual analysis, but instead concluded that its analyses taken as a whole supported its determination. Accordingly, Capital West believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the process underlying the analyses performed by Capital West in connection with the preparation of the Opinion.

The Opinion is for the information of the Board of Directors of the Company in connection with its evaluation of the offer, and it does not constitute a recommendation to the Board of Directors to proceed with the offer or the merger. Additionally, the Opinion does not constitute a recommendation to any holder of McDigit or Global Epoint common stock as to how that holder should vote with respect to the merger should they have the opportunity to do so. The Opinion relates solely to the question of fairness to McDigit and Global Epoint stockholders, from a financial point of view, of the Transaction as outlined in the Reorganization and Stock Purchase Agreement. Further, Capital West expresses no Opinion as to the structure, terms or effect of any other aspect of the merger, including, without limitation, any effects resulting from the application of any bankruptcy proceeding, fraudulent conveyance, or other international, federal or state insolvency law, or of any pending or threatened litigation affecting McDigit or Global Epoint. Capital West also expresses no Opinion as to the tax consequences of the offer or merger. No summary of or excerpt from this Opinion, and no published reference to this Opinion may be made without our prior express written approval, which approval shall not be unreasonably withheld or delayed.

Capital West, a National Association of Securities Dealers member, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. Capital West will receive a fee from Global Epoint relating to its services in providing this Opinion that is not contingent on the consummation of the proposed Transaction. McDigit and Global Epoint agrees to indemnify Capital West with Respect to Capital West's services as follows:

     If Capital West or any person or entity associated with Capital West becomes involved in any way in any legal, tax, or administrative proceeding related to any of the services performed hereunder, McDigit, Global Epoint and the Board of Directors of McDigit will indemnify, defend and hold Capital West and any such person and/or entity harmless from all damage and expenses (including attorney's fees and expenses and court costs) incurred in connection therewith, except to the extent that a court having jurisdiction shall have determined in a final judgment that such loss, claim, damage or liability resulted from the gross negligence, bad faith, willful misfeasance, or reckless disregard of the obligations or duties of Capital West. Should Capital West or any person or entity associated with Capital West be called to a deposition or to testify with regard to the Opinion, Global Epoint shall pay all of Capital West's expenses (including reasonable and documented attorney's fees and expenses and court costs) as well as $250 per hour per Capital West representative at such deposition, testimony, and/or discussion(s).

     Based on the foregoing, it is our Opinion that offering to pay 5,920,745 shares of Global Epoint to the parties involved represents a total acquisition cost of $8,585,080 and is a fair amount from a financial prospective. Our consideration is based on the average of the closing price of Global Epoint's common stock during the month of January, the month in which the Letter of Intent was signed.

We consider this is fair from a financial point of view.

Very truly yours,




Capital West Securities, Inc.

                                     ANNEX C


REVOCABLE PROXY

                               GLOBAL EPOINT, INC.

                    SPECIAL MEETING OF SHAREHOLDERS [, 2003 ]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       GLOBAL EPOINT, INC. (THE "COMPANY")

The undersigned shareholder(s) of Global ePoint, Inc., a Nevada corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and Proxy statement, each dated, 2003, and hereby appoints [ ] and [ ], and each of them acting singly, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held, 2003, at 9:00 a.m., Pacific Time, at the Company's offices located at 1370 W. San Marcos Blvd., Suite 100, San Marcos, CA 92069, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon any other matters which may properly come before the Special Meeting or any adjournment thereof. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN
   BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE
        VOTED "FOR" EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                  PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                     ANNEX D

CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Proxy Statement pursuant to Section 14(A) of the Securities Exchange Act of 1934 of our report dated February 26, 2003, relating to the consolidated financial statements of Global ePoint, Inc. and Subsidiaries.



                              /s/ Rothstein, Kass & Company, P.C.







Roseland, New Jersey
April 2, 2003

                                     ANNEX E


CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Proxy Statement pursuant to Section 14(A) of the Securities Exchange Act of 1934 of our reports dated March 11, 2003, relating to the financial statements of McDigit, Inc. and March 7, 2003, relating to the financial statements of Best Logic, LLC.





                              /s/ Moore Stephens Wurth Frazer and Torbet, LLP








Roseland, New Jersey
April 2, 2003

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1



1. To approve the Reorganization and Stock Purchase Agreement (the "Agreement"), dated as of March 31, 2003, by and between Global ePoint, Inc. and McDigit, Inc. Global ePoint, Inc. will issue an aggregate of not less than 5,920,745 shares of Common Stock in exchange for all outstanding equity interests (and options and warrants therefor) of McDigit. The terms of the Agreement are described in detail in the accompanying Proxy statement, and the full text of the Agreement is included as Annex A thereto.



     FOR []           AGAINST  []          ABSTAIN  []


2. To approve an increase in the number of authorized shares of Common Stock of Global ePoint, Inc. to 50,000,000:


     FOR []           AGAINST  []          ABSTAIN  []



3. Election of the following persons as directors of Global ePoint:



Toresa Lou               John Pan                 John K. Yuan
Jongil Kim               Mark McDermott           Danel Pearlman
Sean C. Fischer          William W. Dolph, MD


     FOR ALL []         WITHHOLD FOR ALL []         EXCEPTIONS []


Instructions: To withhold authority to vote for any individual nominee, mark the
              "Exceptions" box and write that nominee's name in the space provided below.



* Exceptions
              ==================================================================




  [ ]     CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING.


DATED:

====================================

====================================


PRINT NAME OF SHAREHOLDER

====================================

SIGNATURE OF SHAREHOLDER

====================================

PRINT NAME OF SHAREHOLDER

=====================================

SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.